UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number : 811-08231

SPIRIT OF AMERICA INVESTMENT FUND, INC.

(Exact name of registrant as specified in charter)

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Address of principal executive offices) (Zip code)

Mr. David Lerner

David Lerner Associates

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-516-390-5565

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

ANNUAL REPORT

DECEMBER 31, 2013

MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

We are happy to have this opportunity to share with you, our shareholders, the Annual Report for the Spirit of America Real Estate Income and Growth Fund. This includes a review of our performance in 2013, and our thoughts on the economy, and the securities markets.

At Spirit of America Investment Funds, our team takes a comprehensive approach to investing. We analyze economic trends, and evaluate industries that could benefit from those trends. Based upon this analysis, we select investments we believe are positioned to provide the best potential returns. Our portfolio managers utilize their extensive backgrounds in their respective fields to carefully scrutinize each security in the portfolio on an ongoing basis.

Despite the economic challenges our country has faced, we see indications that the economy continued to grow in 2013. As the economy recovered, we found opportunities to accumulate stocks at what we believe were attractive valuations.

The Spirit of America Real Estate Income and Growth Fund’s investment philosophy continues to be to seek enduring value in the infrastructure of America by investing in real estate companies which own office buildings, shopping malls, hotels, apartments, and other income producing assets. Our goal is to maximize total return to shareholders by benefitting from the income generated through the rental of these properties, while also participating in potential long term appreciation of asset values.

We thank you for your continued support, and look forward to your future investment in the Spirit of America Real Estate Income and Growth Fund.

Sincerely,

David Lerner	Raymond Mathis
President Spirit of America Investment Fund, Inc.	Portfolio Manager

REAL ESTATE INCOME AND GROWTH FUND	1

MANAGEMENT DISCUSSION

Economic Summary

Economic growth remained positive over the full year despite the potential drag from monetary and fiscal policies caused by the Federal Reserve discussing tapering of its quantitative easing program, a partial shutdown of the U.S. Federal Government, and increasing taxes related to expansion of government entitlement programs. Economic growth within the U.S. accelerated in the second half, with nominal GDP improving 4.1% in the third quarter, up from a revised 2.5% in the second quarter. Estimates for fourth quarter 2013 GDP growth average 3.2%. The acceleration in real GDP growth can primarily be attributed to acceleration in inventories, and deceleration in imports.

Although unemployment remained unacceptably high throughout the year, we note that it is trending downward. Notably, the December reading dropped more than expected to 6.7%, the first reading below 7.0% since 2008. First time jobless claims remain well below levels seen in the prior four years, and private sector nonfarm payrolls have maintained continuous growth for over three years. These are both very positive signs for future economic expansion.

We believe that the economy will continue to expand as we head into 2014, and perhaps accelerate as the year progresses. Leading economic indicators improved in the second half of the year, driven by financial conditions, although consumer expectations and residential construction continue to be areas of concern. Although year end sales at department stores and electronics retailers were weaker than expected, we believe weakness in the data may be attributable to the inclement weather much of the country experienced at year end. As such, we will continually reposition our investment portfolio to best take advantage of the opportunities we see in the constantly changing economic environment.

Market Summary

For the full year 2013, the S&P 500 provided a total return of 32.39%. Shares of companies in the financial sector have generally been more volatile than the broader market. With much of the uncertainty surrounding the passage of Dodd-Frank legislation, expiration of the Bush era tax cuts having passed, stocks in the financial sector outperformed the broader market in the first half of 2013. Subsequently, as the Federal Reserve began to discuss a reduction of its $85 billion per month bond buying program, the financial sector underperformed the broader market.

As members of the financial sector, REITs were not immune from these concerns. In fact, results would indicate that these concerns were amplified, with the MSCI US REIT Index outperforming the S&P 500 through May 2013, and then declining for the remainder of the year, giving up nearly all of its gains.

We believe real estate companies have continued to benefit from improving financial conditions, positive underlying fundamentals, and stronger balance sheets. Unlike private property owners, publicly traded REITs have been able to access the public capital markets to issue bonds, preferred stock, and raise common equity. Many REITs have sought to call preferred stock and redeem maturing bonds by issuing new securities at lower interest rates. As a result, we believe publicly traded REITs, with their lower cost of capital, will outperform the private real estate markets over the near term. For the year ending in 2013 the MSCI US REIT Index provided a

2	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (CONT.)

total return of 2.48%, sharply underperforming the broader market. We believe it is no coincidence that the REIT index peaked, and then pulled back just as the Federal Reserve began issuing statements about tapering its quantitative easing program.

Fund Summary

The Spirit of America Real Estate Income and Growth Fund, SOAAX (the “Fund”), remained diversified across several property types, and many geographic areas. Relative to our benchmark index, the Fund was most underweight in healthcare and regional mall REITs. Given the sharp decline in home ownership and an increased propensity to rent, the fund was on average most overweight apartment REITs and hotel REITs. The fund’s overweight position in hotel shares was predicated on a rebound in business travel given rising corporate profits. It is also worth noting that the Fund had an allocation to Master Limited Partnerships (MLPs), and as such had a weighting in pipelines that was not included in the index.

Return Summary

The Spirit of America Real Estate Income and Growth Fund, SOAAX (the “Fund”), had a total return of 4.96% (no load, gross of fees) for the twelve months ending December 31, 2013 (Source: Huntington Asset Services). This compares to the 2.48% returned by its benchmark, the MSCI US REIT Index, for the same period. That result does not take the maximum front end sales charge of 5.25% or the expense ratio of 1.75% for Class A shares into account.

The Fund’s outperformance relative to its benchmark was primarily due to its allocation to hotel REITs, and the decision to add pipeline MLPs to the fund. Stock selection within apartment REITs and an underweight allocation to healthcare REITs also aided returns. The largest detractor from fund performance was the Fund’s stock selection within the diversified REIT space, and stock selection within regional mall REITs.

Including sales charge and expenses, as of December 31, 2013 the Fund’s one year return was -2.29%. The annualized five year return was 14.79% per year, while the average annual return over the past ten years was 3.00%, (Source: Huntington Asset Services).

REAL ESTATE INCOME AND GROWTH FUND	3

MANAGEMENT DISCUSSION (CONT.)

Summary of Portfolio Holdings (Unaudited)

The Securities and Exchange Commission (“SEC”) has adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a schedule of investments is utilized. The following table, which presents portfolio holdings as a percentage of total market value, is provided in compliance with such requirement.

Spirit of America Real Estate Income and Growth Fund

December 31, 2013

Energy	18.49%	$23,424,194
Hotels (REITs)	13.73	17,396,294
Apartments (REITs)	13.15	16,659,620
Regional Malls (REITs)	12.29	15,572,880
Diversified (REITs)	10.48	13,271,503
Office Space (REITs)	10.11	12,804,750
Health Care (REITs)	6.89	8,730,913
Shopping Centers (REITs)	6.27	7,947,700
Storage (REITs)	3.87	4,908,130
Industrial (REITs)	2.89	3,664,250
Manufactured Homes (REITs)	1.51	1,918,800
Cash Equivalents	0.27	343,539
Hotels Restaurants & Leisure	0.05	66,750
Total Investments	100.00%	$126,709,323

4	SPIRIT OF AMERICA

ILLUSTRATION OF INVESTMENT (UNAUDITED)

The graphs shown compare the increase in value of a $10,000 investment in the Spirit of America Real Estate Income and Growth Fund – Class A with the performance of the MSCI US REIT Index. The values and returns for the Spirit of America Real Estate Income and Growth Fund – Class A include reinvested distributions, and the impact of the maximum sales charge of 5.25% placed on purchases. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Average Annual Total Returns

For the Periods Ended December 31, 2013

1 Year (with sales charge)	-2.29%	[a]
1 Year (without sales charge)	3.15%
5 Years (with sales charge)	14.79%	[a]
5 Years (without sales charge)	16.04%
10 Years (with sales charge)	3.00%	[a]
10 Years (without sales charge)	3.56%

Past performance is not indicative of future results.

a	Reflects a 5.25% front-end sales charge.

Growth of $10,000

(includes one-time 5.25% maximum sales charge and reinvestment of all distributions)

The Morgan Stanley Capital International (“MSCI”) US REIT Index is an unmanaged index. The MSCI US REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (“REITs”) that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

REAL ESTATE INCOME AND GROWTH FUND	5

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE SIX MONTH PERIOD JULY 1, 2013 TO DECEMBER 31, 2013

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Spirit of America Real Estate Income and Growth Fund

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expense Ratio(1)	Expenses Paid During Period(2)
Actual Fund Return	$1,000.00	$969.30	1.68%	$8.35
Hypothetical 5% Return	$1,000.00	$1,016.73	1.68%	$8.55

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)	Annualized, based on the Fund’s most recent half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period (184), multiplied by the number of days in the period, then divided by 365.

6	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS	DECEMBER 31, 2013

	Shares	Market Value
Common Stocks 96.40%

Apartments (REITs) 13.13%
Apartment Investment & Management Co., Class A	120,000	$3,109,200
Associated Estates Realty Corp.	250,000	4,012,500
BRE Properties, Inc.	10,000	547,100
Camden Property Trust	40,000	2,275,200
Equity Residential	60,000	3,112,200
Home Properties, Inc.	1,000	53,620
Mid-America Apartment Communities, Inc.	20,000	1,214,800
UDR, Inc.	100,000	2,335,000
		16,659,620

Diversified (REITs) 10.12%
Cole Real Estate Investment, Inc.	50,000	702,000
Coresite Realty Corp.	25,000	804,750
Digital Realty Trust, Inc.	85,000	4,175,200
DuPont Fabros Technology, Inc.	179,700	4,440,387
Lexington Realty Trust	135,000	1,378,350
Vornado Realty Trust	15,000	1,331,850
		12,832,537

Energy 18.47%
Access Midstream Partners LP	25,000	1,414,500
Atlas Pipeline Partners LP	30,000	1,051,500
Atlas Resource Partners LP	50,000	1,024,000
BreitBurn Energy Partners LP	52,000	1,057,680
Buckeye Partners LP	5,000	355,050
Crestwood Midstream Partners LP	25,000	622,250
DCP Midstream Partners LP	10,000	503,500
Eagle Rock Energy Partners LP	150,000	892,500
Enbridge Energy Management LLC *	20,371	584,240
Enterprise Products Partners LP	36,652	2,430,028
Genesis Energy LP	11,200	588,784
Kinder Morgan Energy Partners LP	10,000	806,600
MarkWest Energy Partners LP	34,700	2,294,711
Marlin Midstream Partners LP	29,000	487,200
Mid-Con Energy Partners LP	20,000	457,000
Spectra Energy Partners LP	50,000	2,267,500
Targa Resources Partners LP	50,000	2,615,000
Western Gas Partners LP	47,900	2,954,951
Williams Partners LP	20,000	1,017,200
		23,424,194

See accompanying notes to financial statements.

REAL ESTATE INCOME AND GROWTH FUND	7

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Shares	Market Value

Health Care (REITs) 6.88%
HCP, Inc.	80,000	$2,905,600
Health Care REIT, Inc.	34,300	1,837,451
Healthcare Realty Trust, Inc.	84,994	1,811,222
Ventas, Inc.	38,000	2,176,640
		8,730,913

Hotels (REITs) 11.59%
Ashford Hospitality Prime, Inc.	300	5,460
Ashford Hospitality Trust, Inc.	105,000	869,400
Chesapeake Lodging Trust	24,300	614,547
DiamondRock Hospitality Co.	145,103	1,675,940
FelCor Lodging Trust, Inc. *	376,200	3,069,792
Hersha Hospitality Trust	225,000	1,253,250
Host Hotels & Resorts, Inc.	150,000	2,916,000
LaSalle Hotel Properties	120,000	3,703,200
Pebblebrook Hotel Trust	10,000	307,600
Strategic Hotels & Resorts, Inc. *	30,000	283,500
		14,698,689

Hotels Restaurants & Leisure 0.05%
Hilton Worldwide Holdings, Inc. *	3,000	66,750

Industrial (REITs) 2.89%
First Industrial Realty Trust, Inc.	30,000	523,500
ProLogis, Inc.	85,000	3,140,750
		3,664,250

Manufactured Homes (REITs) 1.51%
Sun Communities, Inc.	45,000	1,918,800

Office Space (REITs) 10.09%
BioMed Realty Trust, Inc.	120,000	2,174,400
Boston Properties, Inc.	50,000	5,018,500
Columbia Property Trust, Inc.	30,000	750,000
Hudson Pacific Properties, Inc.	35,000	765,450
Kilroy Realty Corp.	30,000	1,505,400
QTS Realty Trust, Inc.	30,000	743,400
SL Green Realty Corp.	20,000	1,847,600
		12,804,750

8	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Shares	Market Value

Regional Malls (REITs) 11.53%
CBL & Associates Properties, Inc.	100,000	$1,796,000
General Growth Properties, Inc.	40,000	802,800
Glimcher Realty Trust	50,000	468,000
Macerich Co.(The)	40,000	2,355,600
Simon Property Group, Inc.	50,000	7,608,000
Tanger Factory Outlet Centers, Inc.	30,000	960,600
Taubman Centers, Inc.	10,000	639,200
		14,630,200

Shopping Centers (REITs) 6.27%
DDR Corp.	75,000	1,152,750
Equity One, Inc.	30,000	673,200
Federal Realty Investment Trust	25,000	2,535,250
Kimco Realty Corp.	100,000	1,975,000
Regency Centers Corp.	20,000	926,000
Weingarten Realty Investors	25,000	685,500
		7,947,700

Storage (REITs) 3.87%
CubeSmart	20,000	318,800
Extra Space Storage, Inc.	30,000	1,263,900
Sovran Self Storage, Inc.	51,027	3,325,430
		4,908,130
Total Common Stocks (Cost $87,492,607)		122,286,533

Preferred Stocks 3.22%

Diversified (REITs) 0.35%
Digital Realty Trust, Inc., Series G, 5.88%	14,400	261,360
DuPont Fabros Technology, Inc., Series B, 7.63%	7,800	177,606
		438,966

Hotels (REITs) 2.13%
Chesapeake Lodging Trust, Series A, 7.75%	10,000	245,900
FelCor Lodging Trust, Inc., Series C, 8.00%	30,000	729,000
Hersha Hospitality Trust, Series B, 8.00%	3,000	75,000
Pebblebrook Hotel Trust, Series B, 8.00%	40,000	1,001,600
Sunstone Hotel Investors, Inc., Series D, 8.00%	25,948	646,105
		2,697,605

REAL ESTATE INCOME AND GROWTH FUND	9

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Shares	Market Value

Regional Malls (REITs) 0.74%
CBL & Associates Properties, Inc., Series E, 6.63%	20,000	$425,200
Pennsylvania Real Estate Investment Trust, Series A, 8.25%	4,000	101,080
Taubman Centers, Inc., Series J, 6.50%	20,000	416,400
		942,680
Total Preferred Stocks (Cost $4,075,379)		4,079,251

Money Market 0.27%
Fidelity Institutional Money Market Funds — Prime Money Market Portfolio, 0.04% (a)	343,539	343,539
Total Money Market (Cost $343,539)		343,539

Total Investments — 99.89% (Cost $91,911,525**)		126,709,323
Other Assets in Excess of Liabilities — 0.11%		142,718

NET ASSETS — 100.00%		$126,852,041

(a)	Rate disclosed is the seven day yield as of December 31, 2013.
*	Non-income producing security.

REIT - Real Estate Investment Trust

**	Aggregate cost for federal income tax purposes is $91,911,624 and net unrealized appreciation consists of:

Gross unrealized appreciation	$36,645,094
Gross unrealized depreciation	(1,847,395)
Net unrealized appreciation	$34,797,699

See accompanying notes to financial statements.

10	SPIRIT OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES	DECEMBER 31, 2013

ASSETS
Investments in securities at value (cost $91,911,525) (Note 1)	$126,709,323
Receivable for Fund shares sold	4,903
Dividends and interest receivable	673,398
Prepaid expenses	4,383
TOTAL ASSETS	127,392,007

LIABILITIES
Payable for Fund shares redeemed	275,862
Payable for investment advisory fees	104,772
Payable for accounting and administration fees	16,469
Payable for distribution fees (Note 3)	32,404
Payable to custodian	2,689
Payable for audit fees	25,000
Payable for printing fees	18,269
Payable for transfer agent fees	51,698
Payable for Chief Compliance Officer fee	778
Other accrued expenses	12,025
TOTAL LIABILITIES	539,966
NET ASSETS	$126,852,041

Class A Shares
Net assets applicable to 12,362,218 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$126,852,041
Net asset value and redemption price per share ($126,852,041 ÷ 12,362,218 shares)	$10.26
Maximum offering price per share ($10.26 ÷ 0.9475)	$10.83

SOURCE OF NET ASSETS
As of December 31 2013, net assets consisted of:
Paid-in capital	$111,708,376
Accumulated net realized loss on investments	(19,654,133)
Net unrealized appreciation on investments	34,797,798
NET ASSETS	$126,852,041

See accompanying notes to financial statements.

REAL ESTATE INCOME AND GROWTH FUND	11

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends	$2,849,535
Interest	709
TOTAL INVESTMENT INCOME	2,850,244

EXPENSES
Investment Advisory fees (Note 3)	1,375,327
Distribution fees — Class A (Note 3)	424,297
Distribution fees — Class B (Note 3) (a)	3,545
Accounting and Administration fees	97,002
Auditing fees	28,300
Chief Compliance Officer salary (Note 3)	6,175
Custodian fees	13,393
Directors’ fees	14,891
Insurance expense	45,886
Legal fees	15,808
Printing expense	43,267
Registration fees	22,576
Transfer Agent fees	276,056
Line of credit fees	2,135
Other expenses	10,439
NET EXPENSES	2,379,097
NET INVESTMENT INCOME	471,147

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain from investment transactions and REITS	12,742,840
Net change in unrealized appreciation/depreciation of investments	(9,629,642)
Net realized and unrealized gain on investments	3,113,198
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,584,345

(a)	For the period January 1, 2013 to April 11, 2013. Effective April 11, 2013, Class B Shares of the Fund closed.

See accompanying notes to financial statements.

12	SPIRIT OF AMERICA

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012

OPERATIONS
Net investment income	$471,147	$1,167,427
Net realized gain on investment transactions	12,742,840	10,676,169
Net change in unrealized appreciation/depreciation of investments	(9,629,642)	8,091,853
Net increase in net assets resulting from operations	3,584,345	19,935,449

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investments income:
Class A	(470,623)	(2,129,533)
Class B (a)	(524)	(7,511)
Total distributions from net investment income	(471,147)	(2,137,044)
Distributions from return of capital:
Class A	(1,136,892)	—
Total distributions to shareholders	(1,608,039)	(2,137,044)

CAPITAL SHARE TRANSACTIONS (Dollar Activity)
Shares sold:
Class A	30,754,382	14,802,451
Class B (a)	769	74,451
Shares issued from reinvestment of distributions:
Class A	1,404,139	1,842,535
Class B (a)	435	5,957
Shares redeemed:
Class A	(41,506,789)	(38,929,195)
Class B (a)	(1,384,302)	(542,578)
Decrease in net assets derived from capital share transactions	(10,731,366)	(22,746,379)
Total decrease in net assets	(8,755,060)	(4,947,974)

NET ASSETS
Beginning of year	135,607,101	140,555,075
End of year	$126,852,041	$135,607,101

Transactions in capital stock were:
Shares sold:
Class A	2,836,622	1,503,812
Class B (a)	71	7,172
Shares issued from reinvestment of distributions:
Class A	134,254	184,708
Class B (a)	39	585
Shares redeemed:
Class A	(3,960,331)	(3,992,111)
Class B (a)	(121,987)	(54,623)
Decrease in shares outstanding	(1,111,332)	(2,350,457)

(a)	For the period January 1, 2013 to April 11, 2013. Effective April 11, 2013, Class B Shares of the Fund closed.

See accompanying notes to financial statements.

REAL ESTATE INCOME AND GROWTH FUND	13

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the year presented.

	Class A For the Year Ended December 31, 2013	Class A For the Year Ended December 31, 2012	Class A For the Year Ended December 31, 2011	Class A For the Year Ended December 31, 2010	Class A For the Year Ended December 31, 2009
Net Asset Value, Beginning of Year	$10.06	$8.88	$8.94	$6.87	$5.38

Income from Investment Operations:
Net investment income (loss)	0.04	0.08 [1]	0.03 [1]	0.04 [1]	0.12 [1]
Net realized and unrealized gain on investments	0.28	1.26	0.08	2.18	1.58
Total income from investment operations	0.32	1.34	0.11	2.22	1.70

Less Distributions:
Distributions from net investment income	(0.04)	(0.16)	(0.04)	(0.04)	(0.12)
Distributions from capital gains	—	—	—	(0.11)	—
Distributions from return of capital	(0.08)	—	(0.13)	—	(0.09)
Total distributions	(0.12)	(0.16)	(0.17)	(0.15)	(0.21)

Net Asset Value, End of Year	$10.26	$10.06	$8.88	$8.94	$6.87
Total Return ²	3.15%	15.10%	1.24%	32.41%	32.20%

Ratios/Supplemental Data:
Net assets, end of year (000)	$126,852	$134,353	$139,027	$183,450	$157,212
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.68%	1.75%	1.74%	1.75%	1.99%
After expense reimbursement or recapture	1.68%	1.75%	1.74%	1.77%	1.97%
Ratio of net investment income to average net assets	0.33%	0.84%	0.38%	0.47%	2.25%
Portfolio turnover	31.21%	10.31%	6.71%	12.68%	17.74%

1 Calculated based on the average number of shares outstanding during the period.

2 Calculation does not reflect sales load.

See accompanying notes to financial statements.

14	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS	DECEMBER 31, 2013

Note 1 – Significant Accounting Policies

Spirit of America Real Estate Income and Growth Fund (the “Fund”), a series of the Spirit of America Investment Fund, Inc. (the “Company”), is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Fund commenced operations on January 9, 1998. The Fund currently offers one class of shares, Class A shares. Effective April 11, 2013, Class B shares of the Fund closed.

The Fund seeks current income and growth of capital by investing in equity real estate investment trusts (“REITs”) and the equity securities of real estate industry companies.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Short-term investments having maturities of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

• Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

REAL ESTATE INCOME AND GROWTH FUND	15

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2013

The summary of inputs used to value the Fund’s net assets as of December 31, 2013 is as follows:

Real Estate Income and Growth Fund

Valuation Inputs
Level 1 – Quoted Prices *	$126,709,323
Level 2 – Other Significant Observable Inputs	—
Level 3 – Significant Unobservable Inputs	—

Total Market Value of Investments	$126,709,323

* Industries as defined in the Schedule of Investments

During the year ended December 31, 2013, the Fund recognized no transfers to/from Level 1 or Level 2. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes.

Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Option Contracts: The Fund may purchase and write call options to increase or decrease its exposure to underlying securities equity risk. An option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of securities acquired through the exercise of a call option is increased by the premiums paid. The proceeds from securities sold through the exercise of a purchased put option are decreased by the premiums paid. Investments in options contracts require the Fund to fair value or mark-to market the options on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. The cost of purchased options that expire unexercised are treated by the Fund, on expiration date, as realized losses on investments.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund, on the expiration date, as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. In purchasing and writing options, the Fund bears the market risk of an unfavorable change in the price of the underlying security or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing a security at a price different from the current market value. The Fund may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter

16	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2013

options may expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, the Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer).

E. Federal Income Taxes: The Fund intends to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

F. Use of Estimates: In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G. Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income distributions will be paid quarterly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares. The Fund has made certain investments in REITs which pay distributions to their shareholders based upon available funds from operations. Each REIT reports annually the tax character of its distributions. It is quite common for these distributions to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain. The Fund intends to include the gross distributions from such REITs in its distributions to its shareholders; accordingly, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be re-characterized. The final determination of the amount of the Fund’s return of capital distribution for the period will be made after the end of each calendar year.

Note 2 – Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the year ended December 31, 2013, excluding short-term investments, were $43,468,205 and $52,159,274, respectively.

Note 3 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.97% of the Fund’s average daily net assets. Investment advisory fees for the year ended December 31, 2013, were $1,375,327.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses for Class A Shares will not exceed 1.97% of the average daily net assets of each class through April 30, 2014. For the year ended December 31, 2013, there were no advisory fees reimbursed to the Fund.

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. For the year ended December 31, 2013, the Fund did not reimburse the Adviser. There is no balance

REAL ESTATE INCOME AND GROWTH FUND	17

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2013

of recoverable expenses to the Adviser as of December 31, 2013.

The Fund has adopted distribution plans for Class A Shares and Class B Shares pursuant to Rule 12b-1 (each a “Plan”). Each Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”), a monthly fee of 1/12 of 0.30% and 1/12 of 1.00% from the average daily net assets of Class A Shares and Class B Shares, respectively, for the Distributor’s services and expenses in distributing shares of each class and providing personal services and/or maintaining shareholder accounts. For the year ended December 31, 2013, fees paid to the Distributor under the Plan were $424,297 for Class A Shares and $3,545 for Class B Shares.

The Fund’s Class A Shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the year ended December 31, 2013, sales charges on Class A Shares paid to the Distributor were $1,443,342. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase on Class A Shares.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $3,500, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the year ended December 31, 2013, the Fund was allocated $6,175 of the Chief Compliance Officer’s salary.

Note 4 – Concentration Risk

The Fund invests primarily in real estate related securities. A fund that concentrates its investments is subject to greater risk of loss than a fund that has a more diversified portfolio of investments. Investments in real estate and real estate-related equity securities involve risks different from, and in certain cases greater than, the risks presented by equity securities generally. The main risks are those presented by direct ownership of real estate or real estate industry securities, including possible declines in the value of real estate, environmental problems and changes in interest rates. To the extent that assets underlying the Fund’s investments are concentrated geographically, by property type or in certain other respects, the Fund may be subject to these risks to a greater extent. The stocks purchased by the Fund may not appreciate in value as the Adviser anticipates. In addition, if the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, its ability to retain its tax status as a regulated investment company may be adversely affected.

18	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2013

Note 5 – Federal Income Taxes

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Taxable Distributions

	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distribution
12/31/2013
Class A	$470,623	$—	$470,623	$1,136,892	$1,607,515
Class B	524	—	524	—	524

	$471,147	$—	$471,147	$1,136,892	$1,608,039

12/31/2012
Class A	$2,129,533	$—	$—	$—	$2,129,533
Class B	7,511	—	—	—	7,511

	$2,137,044	$—	$—	$—	$2,137,044

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

As of December 31, 2013, the components of accumulated earnings (losses) for the Fund on a tax basis were as follows:

Capital Loss Carryforward	$(19,654,034)
Unrealized appreciation	34,797,699

Total accumulated earnings (losses)	$15,143,665

The difference between book and tax unrealized depreciation is attributable to wash sales.

As of December 31, 2013, the Fund had net capital loss carryforwards for federal income tax purposes of $18,344,602, which are available to reduce future required distributions of net capital gains to shareholders through 2017.

As of December 31, 2013, the Fund had a long-term capital loss carryforward of $680,751 and short-term capital loss carryforward of $628,681 available to offset future realized capital gains. These capital loss carryforwards are not subject to expiration and must first be utilized to offset future realized gains of the same character. Total Loss carryovers are $19,654,034.

For the year ended December 31, 2013, the Fund had no Deferred Post-October Losses.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for the four year period ended December 31, 2013, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

REAL ESTATE INCOME AND GROWTH FUND	19

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2013

Note 6 – Line of Credit

During the fiscal year ended December 31, 2013, the Spirit of America Funds each respectively entered into an agreement with The Huntington National Bank, the custodian of the Funds’ investments, to open secured lines of credit, all expiring on May 27, 2014. Borrowing under this agreement bear interest at LIBOR plus 1.500%. Maximum borrowings for each Fund are lesser of $3,000,000 or 30% of the Fund’s daily market value.

Real Estate Income and Growth Fund
Total available bank line of credit as of December 31, 2013	$3,000,000
Average borrowings during days outstanding	$190,175
Number of days outstanding*	34
Average interest rate during period	1.680%
Highest balance drawn during period	$1,147,619
Highest balance interest rate	1.695%
Interest paid	$1,165
Interest rate at December 31, 2013	1.667%

*	Number of days outstanding represents the total days during the period ended December 31, 2013 that the Fund utilized the line of credit.

Note 7 – Other Matters

On May 27, 2011, FINRA filed a complaint against DLA, the Fund’s principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). More specifically, FINRA alleged that DLA failed to conduct adequate due diligence, thereby leaving it without a reasonable basis for recommending customer purchases of Apple REIT, in addition to using false, exaggerated and misleading statements regarding the performance of earlier closed Apple REITs. In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securities. In January 2012, FINRA amended its complaint to add David Lerner as an individual respondent and alleged violations of Section 17(a) of the Securities Act of 1933, as amended, including allegations of false, exaggerated and misleading communications to the public, through customer correspondence and investment seminars, about the investment returns, market values, performance of earlier closed Apple REITs as well as allegations of untrue statements and/or omitted material facts concerning the prior performance, steady distribution rates, unchanging valuations, and prospects of the earlier closed Apple REITS and/or Apple REIT. On October 22, 2012, DLA and Mr. Lerner settled the foregoing FINRA action involving Apple REIT securities. Without admitting or denying the allegations, in connection with the settlement, DLA and Mr. Lerner each agreed, among other things, to pay a fine; and Mr. Lerner agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of one year and in any principal capacity for a period of two years, in each case beginning on November 19, 2012. The fines and suspensions do not involve any of the Funds or the Adviser. On April 3, 2013, the class action complaints were dismissed, with prejudice, in their entirety. On April 12, 2013, plaintiffs filed a notice of appeal of the class action dismissal. DLA expects the Court of Appeals of the Second Circuit to affirm the dismissal although

20	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2013

there cannot be any assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of their claims against DLA and/or David Lerner that such outcome would not materially affect DLA’s ability to act as the Fund’s principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Neither the Adviser nor any of the Funds was a party to any of the investigations or actions listed in this section.

Note 8 – Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no events that require recognition or disclosure in the financial statements.

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Dividend Income

For the year ended December 31, 2013, 0% of the distributions paid by the Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction

For the year ended December 31, 2013, 0% of the ordinary income distribution qualifies for the Dividends Received Deduction available to corporations.

REAL ESTATE INCOME AND GROWTH FUND	21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Spirit of America Real Estate Income and Growth Fund and Board of Directors Spirit of America Investment Fund, Inc.

Syosset, New York

We have audited the accompanying statement of assets and liabilities of Spirit of the America Real Estate Income and Growth Fund (the “Fund”), a series of shares of beneficial interest in Spirit of America Investment Fund, Inc., including the schedule of investments as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Spirit of America Real Estate Income and Growth Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the periods then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 26, 2014

22	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT	DECEMBER 31, 2013

Approval of the Investment Advisory Agreement (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the continuance of a registered management investment company’s investment advisory agreement be approved annually by both the board of directors and also by a majority of its directors who are not parties to the investment advisory agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Directors”). At a meeting held on December 3, 2013, the Board of Directors (the “Board” or “Directors”) of Spirit of America Investment Fund, Inc. (the “Company”) met in person (the “Meeting”) to, among other things, consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between Spirit of America Management Corp. (the “Adviser”) and the Company, on behalf of Spirit of America Real Estate Income and Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America High Yield Tax Free Bond Fund, Spirit of America Income Fund, and Spirit of America Income & Opportunity Fund (collectively, the “Funds”). At the Meeting, the Board including the Independent Directors, voting separately approved the Advisory Agreement after determining that the Adviser’s compensation, pursuant to the terms of the Advisory Agreement, would be fair and reasonable and concluded that the approval of the Advisory Agreement would be in the best interest of the Funds’ shareholders. The Board’s approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the Meeting and at prior meetings of the Board, including the factors described below.

As part of the approval process and oversight of the advisory relationship, counsel to the Independent Directors (“Independent Counsel”) sent an information request letter to the Adviser seeking certain relevant information and the Directors received, for their review in advance of the Meeting, the Adviser’s responses. In addition, the Directors were provided with the opportunity to request additional materials. In advance of the Meeting, the Board including the Independent Directors, requested and received materials provided by the Adviser and Independent Counsel, including, among other things, the following: (i) Independent Counsel’s 15c questionnaire and the responses provided by the Adviser; (ii) comparative information on the investment performance of the Funds, relevant indices and Lipper category peer funds as of September 30, 2013 in the form of reports generated by Strategic Insight Simfund/MF Desktop; (iii) graphs of fee comparisons for the minimum fee, maximum fee, average fee and median fee in the form of reports generated by the Funds’ administrator; (iv) graphs of performance comparisons for the minimum performing fund, the maximum performing fund, average performing fund and median performing fund for the one year, three years, five years and since inception time periods in the form of reports generated by the Funds’ administrator; (v) arrangements with respect to the distribution of the Funds’ shares; (vi) the allocation of the Funds’ brokerage, the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics and the structure and responsibilities of the Adviser’s compliance departments; (vi) the profitability of the Funds’ investment advisory business to the Adviser taking into account both advisory fees and any other potential direct or indirect benefits; (vii) the Form ADV of the Adviser; and (viii) a memorandum from Independent Counsel regarding the responsibilities of the Independent Directors related to the approval of the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreement, the Board, including the Independent Directors, requested, reviewed

REAL ESTATE INCOME AND GROWTH FUND	23

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2013

and considered materials furnished by the Adviser and questioned personnel of the Adviser, including the Funds’ portfolio managers, regarding, among other things, the personnel, each Fund’s performance, operations and financial condition of the Adviser. Among other information, the Board, including the Independent Directors, requested and was provided information regarding:

•	The investment performance of each Fund over various time periods both by itself and in relation to relevant indices;

•	The fees charged by the Adviser for investment advisory services, as well as the compensation received by the Adviser and its affiliates;

•	The waivers of fees and reimbursements of expenses at times by the Adviser under the Operating Expenses Agreement;

•	The investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers;

•

The investment management staffing and the experience of the investment advisory, administrative and other personnel providing services to the Funds and the historical quality of the services provided by the Adviser; and

•

The profitability to the Adviser of managing and its affiliate distributing the Funds and the methodology in allocating expenses to the management of the Funds, and a verbal update of balance sheet information for a more recent period than December 31, 2012.

At the Meeting, Independent Counsel also referred to the Gartenberg Memorandum which had been distributed to each Director in advance of the Meeting, outlining the legal standards applicable to the Independent Directors under the 1940 Act with respect to the approval of the continuation of the Investment Advisory Agreement on behalf of each of the Funds. In addition, the Independent Directors met at length with Independent Counsel in executive session, outside the presence of Company management, to discuss the materials provided by the Adviser and to consider any additional questions they had of the Adviser.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Investment Advisory Agreement:

1. Nature, Extent, and Quality of Services.

The Board, including the Independent Directors, considered the nature, quality and extent of advisory, administrative and shareholder services performed by the Adviser, including: regulatory filings and disclosure to shareholders, general oversight of the service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent Directors, in their capacity as directors and other services. The Board, including the Independent Directors, noted the increased responsibilities of the Adviser in response to an increasingly regulated industry. The Board, including the Independent Directors, concluded that the services are extensive in nature, that the Adviser delivered a high level of service to each Fund and that the Adviser is positioned to continue providing such quality of service in the future.

2. Investment Performance of the Funds and the Adviser.

The Board, including the Independent Directors, considered short-term and long-term investment performance for the Funds over various periods of time as compared to both relevant indices and the performance of such Funds’ peer groups, and concluded that each Fund was delivering reasonable performance

24	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2013

results, especially over the long-term, consistent with the conservative investment strategies that the Funds pursue.

3. Costs of Services and Profits Realized by the Adviser.

a. The Board, including the Independent Directors, considered the information provided by Strategic Insight Simfund/MF Desktop, as well as the comparative graphs provided by HASI, regarding each Fund’s management fee rate and overall expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by the Adviser to other accounts. The Board viewed favorably the current and historic willingness of the Adviser to limit the overall expense ratios of the Funds. Recognizing that the fees paid by the Funds were higher than some of the comparable funds and higher than the medians in their peer groups, the Board nonetheless noted that the fees were still close enough to the median and that several peer funds had higher fees. The Board noted that although higher, the fees were not unreasonable.

b. Profitability and Costs of Services to the Adviser. The Board, including the Independent Directors, considered estimates of the Adviser’s profitability and costs attributable to the Funds. The Board recognized that increased fixed costs, particularly legal and audit fees in response to increasing regulations, have a greater impact on small fund families, such as the Funds, than on larger fund complexes. Given this, the Board recognized that the Funds’ overall expenses compare unfavorably to some funds identified as peers. The Board also considered whether the amount of the Adviser’s profit is a fair profit for the management of the Funds and noted that the Adviser has devoted a large amount of its resources into the Funds over the years. The Board noted that the profitability as stated by the Adviser for 2013 was considerably higher than previous years. Mr. Chodosh explained that the expense sharing arrangement between the Adviser and DLA had changed as a result of the FINRA complaint, although DLA was not required to do so with respect to the Adviser. The modified expense sharing arrangement excluded many soft costs that were previously included. He further reported that the fund by fund expense analysis is the same as previous years. The Board, including the Independent Directors, concluded that the Adviser’s profitability was at a fair and acceptable level, particularly in light of the quality of the services being provided to the Funds, and bore a reasonable relationship to the services rendered. Mr. Chodosh added that he would provide the Board with a restatement of the profitability based on the expense sharing arrangements in place for 2012 which would make the profitability lower for 2013, and more in line with previous years.

4. Extent of Economies of Scale as the Funds Grow.

The Board, including the Independent Directors, considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. Given the size of each Fund, the Board did not believe that significant (if any) economies of scale have been achieved at this time.

5. Whether Fee Levels Reflect Economies of Scale.

The Board took into consideration that the Adviser does not currently offer breakpoints in its fees that would otherwise allow investors to benefit directly from economies of scale in the form of lower fees as fund assets grow. However, the Board, including the Independent Directors, did consider enhancements in personnel and services provided to the Funds by the Adviser, without an increase in fees. The Board also noted that few of the Funds’ peers

REAL ESTATE INCOME AND GROWTH FUND	25

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2013

offered breakpoints despite having significantly more assets under management. The Board stated that they would continue to review this in future years as the Funds’ assets grow.

6. Other Relevant Considerations.

a. Personnel and Methods. The Board, including the Independent Directors, reviewed the Adviser’s Form ADV and questioned the Adviser regarding the size, education and experience of the staff of the Adviser, its fundamental research capabilities, approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that these enable them to provide a high level of service to the Funds. The Board also considered the history, reputation, qualifications and background of the Adviser as well as the qualifications of its personnel.

b. The Board, including the Independent Directors, also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Funds, including the benefits received by the affiliated distributor. The Board concluded that potential “fall-out”

benefits that the Adviser and its affiliates may receive, such as greater name recognition or increased ability to obtain research services (although the Board noted that the Adviser currently does not use soft dollars to obtain research services), appear to be reasonable, and may in some cases benefit the Funds.

Conclusions. The Board, including the Independent Directors, did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Funds’ surrounding circumstances. Each Independent Director gave the weight to each factor that he deemed appropriate in his own judgment. The Independent Directors considered the renewal of the Investment Advisory Agreement on a Fund-by-Fund basis and determined that the renewal of the Investment Advisory Agreement was in the best interests of the shareholders of each Fund. The Independent Directors also determined that the fees charged to each Fund for the services provided were reasonable. Therefore, the Board, including the Independent Directors, determined that continuation of the Investment Advisory Agreement was in the best interests of each Fund.

26	SPIRIT OF AMERICA

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling 516-390-5565.

Name, (Age) and Address[1] Position(s) with the Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

INTERESTED DIRECTORS
David Lerner[3] (77) Director, Chairman of the Board, President	Since 1998	Founder of David Lerner Associates, Inc. and President until November 19, 2012. David Lerner Associates, Inc. is a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	5	Director of Spirit of America Management Corp., the Company’s investment adviser; Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

Daniel Lerner[3] (52) Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	5	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

INDEPENDENT DIRECTORS
Allen Kaufman (77) Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.[4]	5	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune (77) Lead Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	5	Director of Freight Management Systems, Inc.

Richard Weinberger (77) Director	Since 2005	Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, since January 2005 to March 2011; Shareholder, Ballon Stoll Bader & Nadler, P.C., January 2000 to December 2004.	5	None.

OFFICERS
David Lerner President (see biography above)

Alan P. Chodosh (60) Treasurer and Secretary	Since 2003 (Treasurer) Since 2005 (Secretary)	Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. since June 1999.	N/A	N/A

Joseph Pickard (53) Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to the Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

1	All addresses are in c/o Spirit of America Investment Fund, Inc., 477 Jericho Turnpike, Syosset, New York 11791.

2	Each Director serves for an indefinite term, until his successor is elected.

3	David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser, and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.

4	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” Director because the insurance services are less than $120,000 in value.

REAL ESTATE INCOME AND GROWTH FUND	27

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America Real Estate Income and Growth Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30 are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Shareholder Services

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, OH 43219

Independent Registered Public Accounting Firm

Tait Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Counsel

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

For additional information about the Spirit of America Real Estate Income and Growth Fund, call (800) 452-4892 or (610) 382-7819.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, risks, policies, expenses, and other information.

©Copyright 2013 Spirit of America        SOARE-AR13

ANNUAL REPORT

DECEMBER 31, 2013

MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

As the New Year begins, we welcome this opportunity to share with you, our investors, the Annual Report for the Spirit of America Large Cap Value Fund along with our thoughts on the market and recent events.

At Spirit of America, we take a comprehensive approach to investing. Our portfolio managers use their extensive backgrounds in their respective fields to carefully scrutinize each security in the portfolio on an ongoing basis. We evaluate economic trends, we analyze sectors that could benefit from those trends, and finally, invest in companies that we believe possess strong fundamentals qualities.

Despite challenges that the financial industry as a whole faces in the current market environment, we see an opportunity emerging to accumulate what we believe are quality stocks at historically low valuations. We believe that investing in sound companies with reasonable share prices will help enhance the long-term returns of the Fund. We are committed to our investment philosophy

We appreciate your continued support and look forward to your future investment in the Spirit of America Value Fund.

Sincerely,

David Lerner	Alpana Sen
President	Portfolio Manager
Spirit of America Investment Fund, Inc.

LARGE CAP VALUE FUND	1

MANAGEMENT DISCUSSION

Economic Summary

The fourth quarter was marked with some strong economic data. November housing starts jumped to the highest level since February 2008. Both single family and muti-family were up dramatically. Consumer spending came in strong for October, 0.4%, revised up from 0.3%. Much of this was on new and used vehicles. The savings rate has fallen to levels last seen during the recession. December retail sales came in at 0.2% above consensus estimate of 0.1%.

In December the Bureau of Economic Analysis released a revised rate of growth for the U.S. real gross domestic product of 4.1% for the third quarter of 2013. This is up from the previous estimate of a 3.6% growth rate. The results are a gain over the second quarter’s 2.5% GDP growth.

The Federal Reserve announced in December that it would slow its policy of quantitative easing. The pace of its asset purchases was reduced modestly from $85 billion a month to $75 billion a month and further reductions are anticipated contingent on the labor market and inflation. They cited that the U.S. economy was growing at a moderate pace and unemployment is declining but still elevated. However, they believe the economy is on track for a stronger growth in the future.

Market Commentary

The Dow Jones industrial average ended up 26.5%, its best return since 1995. The S&P 500 index surged nearly 30%. Stocks soared on the back of an improving economy, unprecedented stimulus from the Federal Reserve and a knack for dodging possible sinkholes. The stock market sidestepped the “fiscal cliff” at the start of the year, the Boston Marathon bombings, a near war with Syria, a government shutdown and a jump in yields on long-term government bonds to their highest level since July 2011.

Fund Summary

The Spirit of America Value Fund’s, (SOAVX) (the “Fund”) primary objective is to seek capital appreciation. The emphasis of the Fund is focused on investing in a diversified portfolio. We are invested in all 10 sectors on the S&P 500 Index.

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model. We invest the old fashioned way – utilizing hard work, intensive research, and intuitive decisions. Our decisions are based on experience.

Return Summary

The Spirit of America Large Cap Value Fund, SOAVX (the “Fund”), had a total return of 28.07% for the year 2013. The five year return ending December 31, 2013 was 15.23%. The Fund returned 8.79% since its inception in August of 2002, beating the Benchmark, which returned 8.57%.

Past performance is not indicative of future results. The results above do not take the maximum front end sales charge of 5.25% and expense ratio of 1.68% into account. Including sales charge and expenses, the 1 Year Total Return of the Fund as of December 31, 2013 was 19.26%. The 5 Year Total Return was 11.87 % and since the inception of the Fund was 6.21%.

2	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (CONT.)

Summary of Portfolio Holdings (Unaudited)

The Securities and Exchange Commission (“SEC”) has adopted a requirement that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a schedule of investments is utilized. The following table, which presents portfolio holdings as a percentage of total market value, is provided in compliance with such requirement.

Spirit of America Large Cap Value Fund

December 31, 2013

Information Technology	15.55%	$11,065,950
Health Care	14.87	10,584,863
Financials	14.42	10,260,109
Consumer Discretionary	12.59	8,955,538
Energy	11.26	8,010,535
Industrials	10.90	7,753,989
Consumer Staples	9.50	6,762,070
Materials	3.68	2,617,657
Telecommunication Services	3.21	2,284,864
Real Estate Investment Trusts	2.20	1,566,462
Utilities	1.17	830,045
Cash Equivalent	0.65	459,235
Total Investments	100.00%	$71,151,317

LARGE CAP VALUE FUND	3

ILLUSTRATION OF INVESTMENT (UNAUDITED)

The graph below compares the increase in value of a $10,000 investment in the Spirit of America Large Cap Value Fund with the performance of the S&P 500 Index. The values and returns for the Spirit of America Large Cap Value Fund include reinvested distributions, and the impact of the maximum sales charge of 5.25% placed on purchases. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Average Annual Total Returns

For the Periods Ended December 31, 2013

1 Year (with sales charge)	19.26%	[a]
1 Year (without sales charge)	25.90%
5 Years (with sales charge)	11.87%	[a]
5 Years (without sales charge)	13.07%
10 Years (with sales charge)	5.41%	[a]
10 Years (without sales charge)	5.97%

Past performance is not indicative of future results.

a	Reflects a 5.25% front-end sales charge.

4	SPIRIT OF AMERICA

Growth of $10,000

(includes one-time 5.25% maximum sales charge and reinvestment of all distributions)

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE SIX MONTH PERIOD JULY 1, 2013 TO DECEMBER 31, 2013

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Spirit of America Large Cap Value Fund

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expense Ratio(1)	Expenses Paid During Period(2)
Actual Fund Return	$1,000.00	$1,139.10	1.64%	$8.85
Hypothetical 5% Return	$1,000.00	$1,016.94	1.64%	$8.34

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)	Annualized, based on the Fund’s most recent half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by 365.

LARGE CAP VALUE FUND	5

SCHEDULE OF INVESTMENTS	DECEMBER 31, 2013

	Shares	Market Value

Common Stocks 96.57%

Consumer Discretionary 12.57%
Comcast Corp., Class A	12,400	$644,366
Ford Motor Co.	52,300	806,989
Goodyear Tire & Rubber Co./The	29,500	703,575
Hilton Worldwide Holdings, Inc. *	2,500	55,625
Home Depot, Inc. (The)	19,000	1,564,460
Johnson Controls, Inc.	14,300	733,590
McDonalds Corp.	9,380	910,141
Ross Stores, Inc.	2,600	194,818
Time Warner, Inc.	12,200	850,584
Walt Disney Co. (The)	22,000	1,680,800
Wyndham Worldwide Corp.	11,000	810,590
		8,955,538

Consumer Staples 9.49%
Altria Group, Inc.	25,700	986,623
CVS Caremark Corp.	1,100	78,727
Estee Lauder Cos., Inc.(The), Class A	7,900	595,028
Hershey Co.(The)	4,000	388,920
Kimberly-Clark Corp.	3,200	334,272
Kraft Foods Group, Inc.	5,499	296,506
Mondelez International, Inc., Class A	16,500	582,450
PepsiCo, Inc.	13,250	1,098,955
Philip Morris International, Inc.	12,500	1,089,125
Procter & Gamble Co.	9,900	805,959
Wal-Mart Stores, Inc.	6,424	505,505
		6,762,070

Energy 10.62%
Apache Corp.	3,000	257,820
Chevron Corp.	4,000	499,640
ConocoPhillips	15,100	1,066,815
Devon Energy Corp.	5,100	315,537
Ensco PLC, Class A	1,400	80,052
Enterprise Products Partners LP	5,648	374,462
EOG Resources, Inc.	950	159,448
Exxon Mobil Corp.	12,800	1,295,360
Halliburton Co.	7,100	360,325
Helmerich & Payne, Inc.	1,600	134,528
Kinder Morgan, Inc.	2,700	97,200
Marathon Oil Corp.	5,000	176,500
Marlin Midstream Partners LP	7,500	126,000
Schlumberger Ltd.	12,575	1,133,133

See accompanying notes to financial statements.

6	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Shares	Market Value

Energy (cont.)
Spectra Energy Partners LP	6,500	$294,775
Suncor Energy, Inc.	4,000	140,200
Targa Resources Partners LP	4,700	245,810
Tesoro Corp.	2,000	117,000
Valero Energy Corp.	8,700	438,480
Williams Partners LP	5,000	254,300
		7,567,385

Financials 13.04%
American Express Co.	10,000	907,300
Bank of America Corp.	53,100	826,767
Blackstone Group LP	5,000	157,500
Capital One Financial Corp.	2,500	191,525
Citigroup, Inc.	14,500	755,595
Genworth Financial, Inc., Class A *	8,000	124,240
Goldman Sachs Group, Inc.(The)	4,615	818,055
Hartford Financial Services Group, Inc.(The)	14,000	507,220
JPMorgan Chase & Co.	22,927	1,340,771
MetLife, Inc.	9,875	532,460
Oaktree Capital Group LLC	7,300	429,532
Prudential Financial, Inc.	6,000	553,320
Travelers Cos., Inc.(The)	4,500	407,430
U.S. Bancorp	9,700	391,880
Wells Fargo & Co.	29,686	1,347,744
		9,291,339

Health Care 14.86%
AbbVie, Inc.	7,300	385,513
Actavis PLC *	9,750	1,638,000
Aetna, Inc.	1,500	102,885
Bristol-Myers Squibb Co.	5,000	265,750
Celgene Corp. *	3,000	506,880
Covidien PLC	10,700	728,670
Express Scripts Holding Co. *	4,668	327,880
Gilead Sciences, Inc. *	8,200	616,230
HCA Holdings, Inc. *	4,500	214,695
Johnson & Johnson	12,510	1,145,791
McKesson Corp.	6,000	968,400
Merck & Co., Inc.	15,500	775,775
Mylan, Inc. *	12,700	551,180
Pfizer, Inc.	28,300	866,829
Thermo Fisher Scientific, Inc.	2,700	300,645
UnitedHealth Group, Inc.	15,800	1,189,740
		10,584,863

LARGE CAP VALUE FUND	7

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Shares	Market Value

Industrials 10.88%
3M Co.	9,350	$1,311,338
American Airlines Group, Inc.	4,200	106,050
Boeing Co.(The)	9,630	1,314,399
Caterpillar, Inc.	3,000	272,430
CSX Corp.	42,750	1,229,918
Dover Corp.	2,200	212,388
General Electric Co.	50,381	1,412,179
Masco Corp.	5,000	113,850
Pentair, Inc.	1,847	143,456
Terex Corp.	5,500	230,945
Tyco International Ltd.	7,700	316,008
United Parcel Service, Inc. (UPS), Class B	5,726	601,688
United Technologies Corp.	4,300	489,340
		7,753,989

Information Technology 15.53%
Adobe Systems, Inc. *	4,200	251,496
Apple, Inc.	3,800	2,132,218
CA, Inc.	11,600	390,340
Cisco Systems, Inc.	18,500	415,325
Corning, Inc.	8,000	142,560
EMC Corp.	8,000	201,200
Fidelity National Information Services, Inc.	2,900	155,672
Hewlett-Packard Co.	11,000	307,780
Intel Corp.	26,400	685,344
International Business Machines Corp.	2,858	536,075
Microsoft Corp.	32,050	1,199,632
NetApp, Inc.	3,000	123,420
Oracle Corp.	30,800	1,178,408
Paychex, Inc.	8,900	405,217
QUALCOMM, Inc.	7,500	556,875
Symantec Corp.	29,100	686,178
Texas Instruments, Inc.	14,925	655,357
Visa, Inc., Class A	3,350	745,978
Western Digital Corp.	1,000	83,900
Xerox Corp.	17,500	212,975
		11,065,950

Materials 3.67%
Dow Chemical Co.(The)	8,650	384,060
EI du Pont de Nemours & Co.	13,500	877,095
Freeport-McMoRan Copper & Gold, Inc.	6,000	226,440
Lyondellbasell Industries NV, Class A	2,200	176,616
Nucor Corp.	2,000	106,760

8	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Shares	Market Value

Materials (cont.)
Packaging Corp. of America	13,380	$846,686
		2,617,657

Real Estate Investment Trust 2.00%
Apartment Investment & Management Co., Class A	5,000	129,550
HCP, Inc.	6,000	217,920
ProLogis, Inc.	7,588	280,377
Simon Property Group, Inc.	3,109	473,065
Starwood Property Trust, Inc.	11,700	324,090
		1,425,002

Telecommunication Services 2.74%
AT&T, Inc.	25,350	891,306
CenturyLink, Inc.	1,800	57,330
Verizon Communications, Inc.	20,440	1,004,422
		1,953,058

Utilities 1.17%
Duke Energy Corp.	1,100	75,911
NextEra Energy, Inc.	2,000	171,240
Wisconsin Energy Corp.	14,100	582,894
		830,045
Total Common Stocks
(Cost $43,866,604)		68,806,896

Preferred Stocks 2.65%

Energy 0.62%
Callon Petroleum Co, Series A, 10.00%	5,000	234,750
Miller Energy Resources Inc, Series C, 10.75%	5,000	120,000
Miller Energy Resources Inc, Series D, 10.50%	2,000	43,900
Tsakos Energy Navigation Ltd, Series B, 8.00%	2,000	44,500
		443,150

Financials 1.36%
Aegon NV, 6.38%	5,000	117,050
Aegon NV, 8.00%	3,000	84,570
American Financial Group, Inc., 6.38%	5,000	118,400
Arlington Asset Investment Corp, 6.63%	4,000	86,480
BGC Partners, Inc., 8.13%	5,000	129,400
Citigroup, Inc., Series K, 6.88%	5,000	126,700
General Electric Capital Corp., 4.70%	3,500	67,970
KKR Financial Holdings LLC, Series A, 7.38%	3,000	72,300

LARGE CAP VALUE FUND	9

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Shares	Market Value

Financials (cont.)
Ladenburg Thalmann Financial Services Inc, Series A, 8.00%	7,000	$165,900
		968,770

Real Estate Investment Trust 0.20%
Arbor Realty Trust Inc, Series B, 7.75%	2,000	45,220
Vornado Realty Trust, Series J, 6.88%	4,000	96,240
		141,460

Telecommunication Services 0.47%
Qwest Corp., 7.00%	5,000	109,350
Telephone & Data Systems, Inc., 7.00%	4,000	92,400
United States Cellular Corp., 6.95%	5,742	130,056
		331,806
Total Preferred Stocks
(Cost $1,955,761)		1,885,186

Money Market 0.64%
Fidelity Institutional Money Market Funds — Prime Money Market Portfolio, 0.04% (a)	459,235	459,235
Total Money Market
(Cost $459,235)		459,235

Total Investments — 99.86%
(Cost $46,281,600**)		71,151,317
Other Assets in Excess of Liabilities — 0.14%		96,460

NET ASSETS — 100.00%		$71,247,777

(a)	Rate disclosed is the seven day yield as of December 31, 2013.

*	Non-income producing security.
**	Aggregate cost for federal income tax purposes is $46,282,003 and net unrealized appreciation consists of:

Gross unrealized appreciation	$25,195,145
Gross unrealized depreciation	(325,831)
Net unrealized appreciation	$24,869,314

See accompanying notes to financial statements.

10	SPIRIT OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES	DECEMBER 31, 2013

ASSETS
Investments in securities at value (cost $46,281,600) (Note 1)	$71,151,317
Receivable for Fund shares sold	152,181
Dividends and interest receivable	117,350
Tax reclaims receivable	729
Prepaid expenses	3,538
TOTAL ASSETS	71,425,115

LIABILITIES
Payable for Fund shares redeemed	37,402
Payable for investment advisory fees	57,334
Payable for accounting and administration fees	8,325
Payable for distribution fees (Note 3)	17,732
Payable to custodian	1,263
Payable for audit fees	21,000
Payable for printing fees	11,774
Payable for transfer agent fees	17,335
Other accrued expenses	5,173
TOTAL LIABILITIES	177,338
NET ASSETS	$71,247,777
Net assets applicable to 4,021,251 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$71,247,777
Net asset value and redemption price per share ($71,247,777 ÷ 4,021,251 shares)	$17.72
Maximum offering price per share ($17.72÷ 0.9475)	$18.70

SOURCE OF NET ASSETS
As of December 31, 2013, net assets consisted of:
Paid-in capital	$49,174,149
Accumulated undistributed net investment income	71
Accumulated net realized loss on investments	(2,796,160)
Net unrealized appreciation appreciation on investments	24,869,717
NET ASSETS	$71,247,777

See accompanying notes to financial statements.

LARGE CAP VALUE FUND	11

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (net of foreign tax withheld of $540)	$1,533,738
Interest	1,644
TOTAL INVESTMENT INCOME	1,535,382

EXPENSES
Investment Advisory fees (Note 3)	609,396
Distribution fees (Note 3)	188,474
Accounting and Administration fees	45,366
Auditing fees	24,200
Chief Compliance Officer salary (Note 3)	2,694
Custodian fees	6,839
Directors’ fees	6,413
Insurance expense	18,295
Legal fees	6,675
Printing expense	20,025
Registration fees	12,264
Transfer Agent fees	108,784
Line of credit fees	437
Other expenses	4,327
TOTAL EXPENSES	1,054,189
NET EXPENSES	1,054,189
NET INVESTMENT INCOME	481,193

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from investment transactions	1,978,625
Net realized loss on foreign currency transactions	(86)
Net change in unrealized appreciation/depreciation of investments	11,874,312
Net realized and unrealized gain on investments	13,852,851
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,334,044

See accompanying notes to financial statements.

12	SPIRIT OF AMERICA

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012

OPERATIONS
Net investment income	$481,193	$325,440
Net realized gain on investment transactions	1,978,539	1,816,770
Net change in unrealized appreciation/depreciation of investments	11,874,312	3,621,127
Net increase in net assets resulting from operations	14,334,044	5,763,337

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investments income	(482,103)	(333,127)
Total distributions to shareholders	(482,103)	(333,127)

CAPITAL SHARE TRANSACTIONS (Dollar Activity)
Shares sold	15,421,332	10,622,882
Shares issued from reinvestment of distributions	465,368	321,128
Shares redeemed	(12,926,660)	(11,614,521)
Increase (decrease) in net assets derived from capital share transactions	2,960,040	(670,511)
Total increase in net assets	16,811,981	4,759,699

NET ASSETS
Beginning of year	54,435,796	49,676,097
End of year	$71,247,777	$54,435,796

Accumulated undistributed net investment income (loss)	$71	$(900)

Transactions in capital stock were:
Shares sold	961,666	760,214
Shares issued from reinvestment of distributions	28,528	22,435
Shares redeemed	(807,560)	(832,327)
Increase (decrease) in shares outstanding	182,634	(49,678)

See accompanying notes to financial statements.

LARGE CAP VALUE FUND	13

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the year presented.

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Net Asset Value, Beginning of Year	$14.18	$12.78	$12.82	$11.55	$9.83

Income from Investment Operations:
Net investment income	0.12	0.09 [1]	0.03 [1]	— [1,2]	0.07 [1]
Net realized and unrealized gain (loss) on investments	3.54	1.40	(0.02)	1.28	1.72
Total income from investment operations	3.66	1.49	0.01	1.28	1.79

Less Distributions:
Distributions from net investment income	(0.12)	(0.09)	(0.05)	(0.01)	(0.07)
Total distributions	(0.12)	(0.09)	(0.05)	(0.01)	(0.07)

Net Asset Value, End of Year	$17.72	$14.18	$12.78	$12.82	$11.55
Total Return [3]	25.90%	11.63%	0.05%	11.09%	18.32%

Ratios/Supplemental Data:
Net assets, end of year (000)	$71,248	$54,436	$49,676	$58,361	$55,377
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.68%	1.86%	1.89%	1.91%	2.06%
After expense reimbursement or recapture	1.68%	1.86%	1.96%	1.97%	1.97%
Ratio of net investment income to average net assets	0.77%	0.60%	0.26%	(0.03)%	0.70%
Portfolio turnover	22.30%	11.94%	19.04%	44.50%	50.57%

1 Calculated based on the average number of shares outstanding during the period.

2 Amount represents less than $0.01 per share.

3 Calculation does not reflect sales load.

See accompanying notes to financial statements.

14	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS	DECEMBER 31, 2013

Note 1 – Significant Accounting Policies

Spirit of America Large Cap Value Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc. (the “Company”), is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Fund commenced operations on August 1, 2002. The Fund seeks capital appreciation with a secondary objective of current income by investing in equity securities in the large cap value segment of the U.S. equity market. The Fund offers one class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

• Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

LARGE CAP VALUE FUND	15

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2013

The summary of inputs used to value the Fund’s net assets as of December 31, 2013 is as follows:

Large Cap Value Fund

Valuation Inputs
Level 1 – Quoted Prices *	$71,151,317
Level 2 – Other Significant Observable Inputs	—
Level 3 – Significant Unobservable Inputs	—

Total Market Value of Investments	$71,151,317

*	Industries as defined in the Schedule of Investments

During the year ended December 31, 2013, the Fund recognized no transfers to/from Level 1 or Level 2. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Option Contracts: The Fund may purchase and write call options to increase or decrease its exposure to underlying securities equity risk. An option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of securities acquired through the exercise of a call option is increased by the premiums paid. The proceeds from securities sold through the exercise of a purchased put option are decreased by the premiums paid. Investments in options contracts requires the Fund to fair value or mark-to market the options on a daily basis, which reflects the change in the market value of the contracts at the close of each day’s trading. The cost of purchased options that expire unexercised are treated by the Fund, on expiration date, as realized losses on investments.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund, on the expiration date, as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. In purchasing and writing options, the Fund bears the market risk of an unfavorable change in the price of the underlying security or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing a security at a price different from the current market value. The Fund may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade.

16	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2013

Transactions in certain over-the-counter options may expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, the Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer).

E. Federal Income Taxes: The Fund intends to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

F. Use of Estimates: In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G. Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income distributions will be paid quarterly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares. A portion of the distributions paid to the Fund and subsequently distributed to shareholders may be characterized as a return of capital, long-term capital gain or short-term capital gain. The Fund has made certain investments in real estate investment trusts (“REITs”) which pay distributions to their shareholders based upon available funds from operations. It is quite common for these distributions to exceed the

REIT’s taxable earnings and profits resulting in the excess portion of such distributions being designated as a return of capital or long-term capital gain. The Fund intends to include the gross distributions from such REITs in its distributions to its shareholders; accordingly, a portion of the distributions paid to the Fund and subsequently distributed to shareholders may be re-characterized. The final determination of the amount of the Fund’s return of capital distribution for the period will be made after the end of each calendar year.

Note 2 – Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the year ended December 31, 2013, excluding short-term investments, were $17,740,302 and $13,509,119, respectively.

Note 3 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.97% of the Fund’s average daily net assets. Investment advisory fees for the year ended December 31, 2013 were $609,396.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses will not exceed 1.97% of the average daily net assets of the Fund through April 30, 2014. For the year ended December 31, 2013, there were no advisory fees reimbursed to the Fund.

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such

LARGE CAP VALUE FUND	17

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2013

reimbursement and remain in compliance with the expense limitation as stated above. For the year ended December 31, 2013, the Fund did not reimburse the Adviser. There is no balance of recoverable expenses to the adviser as of December 31, 2013.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”) a monthly fee of 1/12 of 0.30% of the Funds average daily net assets for the Distributor’s services and expenses in distributing shares of the Fund and providing personal services and/or maintaining shareholder accounts. For the year ended December 31, 2013, fees paid to the Distributor under the Plan were $188,474.

The Fund’s shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the year ended December 31, 2013, sales charges received by the Distributor were

$673,447. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $3,500, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the year ended December 31, 2013, the Fund was allocated $2,694 of the Chief Compliance Officer’s salary.

Note 4 – Federal Income Taxes

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Taxable Distributions

	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions
12/31/2013	$482,103	$0	$482,103
12/31/2012	$333,127	$0	$333,127

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

At December 31, 2013, the components of accumulated earnings (losses) for the Fund on a tax basis were as follows:

Undistributed net investment income	$474
Other accumulated losses	(2,796,160)
Unrealized appreciation	24,869,314

Total accumulated earnings	$22,073,628

At December 31, 2013, the Fund had net capital loss carryforwards for federal income tax purposes of $2,746,666, which $1,898,509 and $848,157 are available to reduce future required distributions of net capital gains to shareholders through 2017 and 2018, respectively.

For the year ended December 31, 2013, the Fund utilized capital loss carryforwards of $1,821,494.

18	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2013

At December 31, 2013, the Fund had Deferred Post-October Losses of $49,494.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for the four year period ended December 31, 2013, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 5 – Reclassification

Permanent differences, incurred during the year ended December 31, 2013, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income and accumulated realized gain (loss):

Increase (Decrease)
Undistributed Net Investment Income	$1,881
Accumulated Net Realized Gain (Loss)	(1,881)

Note 6 – Line of Credit

During the fiscal year ended December 31, 2013, the Spirit of America Funds each respectively entered into an agreement with The Huntington National Bank, the custodian of the Funds’ investments, to open secured lines of credit, all expiring on May 27, 2014. Borrowing under this agreement bear interest at LIBOR plus 1.500%. Maximum borrowings for each Fund are lesser of $3,000,000 or 30% of the Fund’s daily market value. The Spirit of America Large Cap Value Fund did not utilize the line of credit during the period ended December 31, 2013.

Note 7 – Other Matters

On May 27, 2011, FINRA filed a complaint against DLA, the Fund’s principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). More specifically, FINRA alleged that DLA failed to conduct adequate due diligence, thereby leaving it without a reasonable basis for recommending customer purchases of Apple REIT, in addition to using false, exaggerated and misleading statements regarding the performance of earlier closed Apple REITs. In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securities. In January 2012, FINRA amended its complaint to add David Lerner as an individual respondent and alleged violations of Section 17(a) of the Securities Act of 1933, as amended, including allegations of false, exaggerated and misleading communications to the public, through customer correspondence and investment seminars, about the investment returns, market values, performance of earlier closed Apple REITs as well as allegations of untrue statements and/or omitted material facts concerning the prior performance, steady distribution rates, unchanging valuations, and prospects of the earlier closed Apple REITS and/or Apple REIT. On October 22, 2012, DLA and Mr. Lerner settled the foregoing FINRA action involving Apple REIT securities. Without admitting or denying the allegations, in connection with the settlement, DLA and Mr. Lerner each agreed, among other things, to pay a fine; and Mr. Lerner agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of one year and in any principal capacity for a period of two years, in each case beginning on November 19, 2012. The fines and suspensions do not involve any of the Funds or the Adviser. On April 3, 2013, the class action complaints were dismissed, with prejudice, in their entirety. On April 12, 2013, plaintiffs filed a notice of appeal of the class action dismissal. DLA expects the Court of Appeals of the Second Circuit to affirm the dismissal although there cannot be any

LARGE CAP VALUE FUND	19

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2013

assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of their claims against DLA and/or David Lerner that such outcome would not materially affect DLA’s ability to act as the Fund’s principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Neither the Adviser nor any of the Funds was a party to any of the investigations or actions listed in this section.

Note 8 – Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no events that require recognition or disclosure in the financial statements.

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Dividend Income

For the year ended December 31, 2013, 100% of the distributions paid by the Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction

For the year ended December 31, 2013, 100% of the ordinary income distribution qualifies for the Dividends Received Deduction available to corporations.

20	SPIRIT OF AMERICA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Spirit of America Large Cap Value Fund and Board of Directors of Spirit of America Investment Fund, Inc.

Syosset, New York

We have audited the accompanying statement of assets and liabilities of Spirit of the America Large Cap Value Fund (the “Fund”), a series of shares of beneficial interest in Spirit of America Investment Fund, Inc., including the schedule of investments as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Spirit of America Large Cap Value Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 26, 2014

LARGE CAP VALUE FUND	21

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT	DECEMBER 31, 2013

Approval of the Investment Advisory Agreement (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the continuance of a registered management investment company’s investment advisory agreement be approved annually by both the board of directors and also by a majority of its directors who are not parties to the investment advisory agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Directors”). At a meeting held on December 3, 2013, the Board of Directors (the “Board” or “Directors”) of Spirit of America Investment Fund, Inc. (the “Company”) met in person (the “Meeting”) to, among other things, consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between Spirit of America Management Corp. (the “Adviser”) and the Company, on behalf of Spirit of America Real Estate Income and Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America High Yield Tax Free Bond Fund, Spirit of America Income Fund, and Spirit of America Income & Opportunity Fund (collectively, the “Funds”). At the Meeting, the Board including the Independent Directors, voting separately approved the Advisory Agreement after determining that the Adviser’s compensation, pursuant to the terms of the Advisory Agreement, would be fair and reasonable and concluded that the approval of the Advisory Agreement would be in the best interest of the Funds’ shareholders. The Board’s approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the Meeting and at prior meetings of the Board, including the factors described below.

As part of the approval process and oversight of the advisory relationship, counsel to the Independent Directors (“Independent Counsel”) sent an information request letter to the Adviser seeking certain relevant information and the Directors received, for their review in advance of the Meeting, the Adviser’s responses. In addition, the Directors were provided with the opportunity to request additional materials. In advance of the Meeting, the Board including the Independent Directors, requested and received materials provided by the Adviser and Independent Counsel, including, among other things, the following: (i) Independent Counsel’s 15c questionnaire and the responses provided by the Adviser; (ii) comparative information on the investment performance of the Funds, relevant indices and Lipper category peer funds as of September 30, 2013 in the form of reports generated by Strategic Insight Simfund/MF Desktop; (iii) graphs of fee comparisons for the minimum fee, maximum fee, average fee and median fee in the form of reports generated by the Funds’ administrator; (iv) graphs of performance comparisons for the minimum performing fund, the maximum performing fund, average performing fund and median performing fund for the one year, three years, five years and since inception time periods in the form of reports generated by the Funds’ administrator; (v) arrangements with respect to the distribution of the Funds’ shares; (vi) the allocation of the Funds’ brokerage, the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics and the structure and responsibilities of the Adviser’s compliance departments; (vi) the profitability of the Funds’ investment advisory business to the Adviser taking into account both advisory fees and any other potential direct or indirect benefits; (vii) the Form ADV of the Adviser; and (viii) a memorandum from Independent Counsel regarding the responsibilities of the Independent Directors related to the approval of the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreement, the Board, including the Independent Directors, requested, reviewed

22	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2013

and considered materials furnished by the Adviser and questioned personnel of the Adviser, including the Funds’ portfolio managers, regarding, among other things, the personnel, each Fund’s performance, operations and financial condition of the Adviser. Among other information, the Board, including the Independent Directors, requested and was provided information regarding:

•	The investment performance of each Fund over various time periods both by itself and in relation to relevant indices;

•	The fees charged by the Adviser for investment advisory services, as well as the compensation received by the Adviser and its affiliates;

•	The waivers of fees and reimbursements of expenses at times by the Adviser under the Operating Expenses Agreement;

•	The investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers;

•

The investment management staffing and the experience of the investment advisory, administrative and other personnel providing services to the Funds and the historical quality of the services provided by the Adviser; and

•

The profitability to the Adviser of managing and its affiliate distributing the Funds and the methodology in allocating expenses to the management of the Funds, and a verbal update of balance sheet information for a more recent period than December 31, 2012.

At the Meeting, Independent Counsel also referred to the Gartenberg Memorandum which had been distributed to each Director in advance of the Meeting, outlining the legal standards applicable to the Independent Directors under the 1940 Act with respect to the approval of the continuation of the Investment Advisory Agreement on behalf of each of the Funds. In addition, the Independent Directors met at length with Independent Counsel in executive session, outside the presence of Company management, to discuss the materials provided by the Adviser and to consider any additional questions they had of the Adviser.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Investment Advisory Agreement:

1. Nature, Extent, and Quality of Services.

The Board, including the Independent Directors, considered the nature, quality and extent of advisory, administrative and shareholder services performed by the Adviser, including: regulatory filings and disclosure to shareholders, general oversight of the service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent Directors, in their capacity as directors and other services. The Board, including the Independent Directors, noted the increased responsibilities of the Adviser in response to an increasingly regulated industry. The Board, including the Independent Directors, concluded that the services are extensive in nature, that the Adviser delivered a high level of service to each Fund and that the Adviser is positioned to continue providing such quality of service in the future.

2. Investment Performance of the Funds and the Adviser.

The Board, including the Independent Directors, considered short-term and long-term investment performance for the Funds over various periods of time as compared to both relevant indices and the performance of such Funds’ peer groups, and concluded that each Fund was delivering reasonable performance

LARGE CAP VALUE FUND	23

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2013

results, especially over the long-term, consistent with the conservative investment strategies that the Funds pursue.

3. Costs of Services and Profits Realized by the Adviser.

a. The Board, including the Independent Directors, considered the information provided by Strategic Insight Simfund/MF Desktop, as well as the comparative graphs provided by HASI, regarding each Fund’s management fee rate and overall expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by the Adviser to other accounts. The Board viewed favorably the current and historic willingness of the Adviser to limit the overall expense ratios of the Funds. Recognizing that the fees paid by the Funds were higher than some of the comparable funds and higher than the medians in their peer groups, the Board nonetheless noted that the fees were still close enough to the median and that several peer funds had higher fees. The Board noted that although higher, the fees were not unreasonable.

b. Profitability and Costs of Services to the Adviser. The Board, including the Independent Directors, considered estimates of the Adviser’s profitability and costs attributable to the Funds. The Board recognized that increased fixed costs, particularly legal and audit fees in response to increasing regulations, have a greater impact on small fund families, such as the Funds, than on larger fund complexes. Given this, the Board recognized that the Funds’ overall expenses compare unfavorably to some funds identified as peers. The Board also considered whether the amount of the Adviser’s profit is a fair profit for the management of the Funds and noted that the Adviser has devoted a large amount of its resources into the Funds over the years. The Board noted that the profitability as stated by the Adviser for 2013 was considerably higher than previous years. Mr. Chodosh explained that the expense sharing arrangement between the Adviser and DLA had changed as a result of the FINRA complaint, although DLA was not required to do so with respect to the Adviser. The modified expense sharing arrangement excluded many soft costs that were previously included. He further reported that the fund by fund expense analysis is the same as previous years. The Board, including the Independent Directors, concluded that the Adviser’s profitability was at a fair and acceptable level, particularly in light of the quality of the services being provided to the Funds, and bore a reasonable relationship to the services rendered. Mr. Chodosh added that he would provide the Board with a restatement of the profitability based on the expense sharing arrangements in place for 2012 which would make the profitability lower for 2013, and more in line with previous years.

4. Extent of Economies of Scale as the Funds Grow.

The Board, including the Independent Directors, considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. Given the size of each Fund, the Board did not believe that significant (if any) economies of scale have been achieved at this time.

5. Whether Fee Levels Reflect Economies of Scale.

The Board took into consideration that the Adviser does not currently offer breakpoints in its fees that would otherwise allow investors to benefit directly from economies of scale in the form of lower fees as fund assets grow. However, the Board, including the Independent Directors, did consider enhancements in personnel and services provided to the Funds by the Adviser, without an increase in fees. The Board also noted that few of the Funds’ peers

24	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2013

offered breakpoints despite having significantly more assets under management. The Board stated that they would continue to review this in future years as the Funds’ assets grow.

6. Other Relevant Considerations.

a. Personnel and Methods. The Board, including the Independent Directors, reviewed the Adviser’s Form ADV and questioned the Adviser regarding the size, education and experience of the staff of the Adviser, its fundamental research capabilities, approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that these enable them to provide a high level of service to the Funds. The Board also considered the history, reputation, qualifications and background of the Adviser as well as the qualifications of its personnel.

b. The Board, including the Independent Directors, also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Funds, including the benefits received by the affiliated distributor. The Board concluded that potential “fall-out”

benefits that the Adviser and its affiliates may receive, such as greater name recognition or increased ability to obtain research services (although the Board noted that the Adviser currently does not use soft dollars to obtain research services), appear to be reasonable, and may in some cases benefit the Funds.

Conclusions. The Board, including the Independent Directors, did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Funds’ surrounding circumstances. Each Independent Director gave the weight to each factor that he deemed appropriate in his own judgment. The Independent Directors considered the renewal of the Investment Advisory Agreement on a Fund-by-Fund basis and determined that the renewal of the Investment Advisory Agreement was in the best interests of the shareholders of each Fund. The Independent Directors also determined that the fees charged to each Fund for the services provided were reasonable. Therefore, the Board, including the Independent Directors, determined that continuation of the Investment Advisory Agreement was in the best interests of each Fund.

LARGE CAP VALUE FUND	25

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling 516-390-5565.

Name, (Age) and Address[1] Position(s) with the Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

INTERESTED DIRECTORS
David Lerner[3] (77) Director, Chairman of the Board, President	Since 1998	Founder of David Lerner Associates, Inc. and President until November 19, 2012. David Lerner Associates, Inc. is a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	5	Director of Spirit of America Management Corp., the Company’s investment adviser; Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

Daniel Lerner[3] (52) Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	5	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

INDEPENDENT DIRECTORS
Allen Kaufman (77) Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.[4]	5	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune (77) Lead Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	5	Director of Freight Management Systems, Inc.

Richard Weinberger (77) Director	Since 2005	Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, since January 2005 to March 2011; Shareholder, Ballon Stoll Bader & Nadler, P.C., January 2000 to December 2004.	5	None.

OFFICERS
David Lerner President (see biography above)

Alan P. Chodosh (60) Treasurer and Secretary	Since 2003 (Treasurer) Since 2005 (Secretary)	Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. since June 1999.	N/A	N/A

Joseph Pickard (53) Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to the Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

1	All addresses are in c/o Spirit of America Investment Fund, Inc., 477 Jericho Turnpike, Syosset, New York 11791.

2	Each Director serves for an indefinite term, until his successor is elected.

3	David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser, and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.

4	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” Director because the insurance services are less than $120,000 in value.

26	SPIRIT OF AMERICA

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America Large Cap Value Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30 are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Shareholder Services

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, OH 43219

Independent Registered Public Accounting Firm

Tait Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Counsel

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

For additional information about the Spirit of America Large Cap Value Fund, call (800) 452-4892 or (610) 382-7819.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, risks, policies, expenses, and other information.

©Copyright 2013 Spirit of America        SOALC-AR13

ANNUAL REPORT

DECEMBER 31, 2013

MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

We are very pleased to provide the 2013 Annual report for the Spirit of America High Yield Tax Free Bond Fund, (“the Fund”). We look forward to the continued inflows and further development of the Fund.

Our many years of experience in the municipal bond market have helped us to pursue a balance between yield and risk. Our goal is to continue seeking high current income that is exempt from federal income tax, while employing a relatively conservative approach to investing in the high yield sector of the municipal market. Although the mandate of the Fund allows it to invest in lower rated securities, at this time, the focus will continue to be investing in bonds which are investment grade.

We appreciate your support of our fund and look forward to your future investment in the Spirit of America High Yield Tax Free Bond Fund.

Thank you for being a part of the Spirit of America Family of Funds.

Sincerely,

David Lerner	Douglas Revello
President	Portfolio Manager
Spirit of America Investment Fund, Inc.

HIGH YIELD TAX FREE BOND FUND	1

MANAGEMENT DISCUSSION

Economic Summary

The Federal Reserve announced in December that it would slow its policy of quantitative easing throughout 2014. The pace of its asset purchases was reduced modestly from $85 billion a month to $75 billion a month and municipal yields barely noticed the December announcement.

Payrolls in December increased at the slowest pace since January 2011. This indicates a pause in the recent strength of the labor market. The unemployment rate dropped to 6.7%, the lowest level since October 2008, as more people left the labor force.

In December the Bureau of Economic Analysis released a revised rate of growth for the U.S. real gross domestic product (GDP) of 4.1% for the third quarter of 2013. This is up from the previous estimate of a 3.6% growth rate. The results are a gain over the second quarter’s 2.5% GDP growth.

Market Commentary

The year 2013 saw a decline in municipal bond prices as interest rates rose sharply. Over the year the Municipal Market Data (MMD) 30-year AAA yield went from a 2.86 on January 2, 2013 to a 4.19 on December 31, 2013. The 30-year US Treasury bond yield went from a 3.04 on January 2, 2013 to a 3.97 on December 31, 2013.

The National Association of State Budget Officers (NASBO) released its Fall 2013 Fiscal Survey of the States in December. The report is based on a survey conducted by NASBO from August through October 2013 and completed by executive state budget officers in all 50 states.

According to the report state fiscal conditions are modestly improving in fiscal 2014 with spending and revenues projected to rise above fiscal 2013 levels. Signs of fiscal distress continue to subside, and most states expect revenue and spending growth in fiscal 2014. States are building on the fiscal improvements made over the last several years, but sluggish economic growth, federal actions and looming long-term issues continued to have implications for state operating budgets that are slowly on the mend.

In the 2013 Semi-Annual Report we expressed our concerns regarding the Commonwealth of Puerto Rico and the authorities closely linked to it. Downgrades from all three major rating agencies since the end of 2012 and news stories regarding the fiscal woes of the commonwealth led to a lack of liquidity and poor performance on Puerto Rico’s debt. The contributing factors include significant budget gaps, poorly funded pension systems, and continued economic weakness.

Despite the actions taken by Puerto Rico Governor Alejandro Garcia Padilla to improve the fiscal health of the commonwealth, credit concerns remain and Puerto Rico’s debt issues continue to trade significantly lower versus similar United States municipal debt. We will continue to monitor the situation in Puerto Rico.

Fund Summary

The Spirit of America High Yield Tax Free Bond Fund’s (SOAMX), (“the Fund”), objective is to maintain current income that is exempt from federal income tax, including the alternative minimum tax (“AMT”). The emphasis of the Fund is in the High Yield section of the municipal market.

As a High Yield Bond Fund, the mandate allows the Fund to invest in lower rated securities; however, we have kept our focus on investing in bonds in the “Baa3”/“BBB-” range and higher. Our plan is to continue with this relatively conservative approach to investing in the high yield municipal market.

2	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (CONT.)

In keeping with this philosophy, the Fund has been able to maintain attractive yields without venturing into the speculative, below investment grade, segment of the high yield municipal market. Currently, as of December, 2013, over 97% of the portfolio holdings are above investment grade, with over 82% rated “A” or better. The average rating of holdings in the Fund is A1/A+.

One of the Fund’s goals has been to diversify with respect to geographic location and sector. As of December, 2013, the Fund consists of 375 different positions varied across 44 states, 2 territories and the District of Columbia. The holdings range throughout various sectors, including areas such as: general obligations, healthcare, education, industrial development and other public improvement bonds. Also, while it certainly has not been a primary goal of the Fund, we have been able to maintain a percentage of bonds in states and territories which have a state tax exemption in New York, New Jersey and Connecticut, where a majority of our clients reside.

Return Summary

The year saw a rise in yields of both the 30-Year U.S. Treasury bond and the 30 Year AAA MMD scale. As a result, the Fund’s Net Asset Value (NAV) went from $10.07 to $8.89 during 2013. The Fund is currently at $111.8 million in net assets with 4,993 shareholder accounts as of December 31, 2013.

It is clear that municipal bonds will continue to play an integral role for both issuers and investors alike. We feel there is tremendous value in the municipal bond market; however it is important to know the municipal market. Here at Spirit of America each and every credit goes through vigorous credit analysis and we have a wealth of knowledge and experience in trading.

Municipal bonds have historically been relatively conservative, enduring investments. After all, much of this country’s infrastructure was built with municipal bonds.

We remain cautious in our approach to the municipal market in that each position is carefully analyzed. We now more than ever stand by our philosophy of buying high quality credits in municipalities with strong fundamentals.

Our plan is to proceed with the same strategy that we have utilized since the Fund’s inception. We will continue to seek out municipal bonds that provide a balance between credit risk and the potential to offer high current income and consistently attractive yields.

Ratings are provided by Moody’s Investor Services and Standard & Poor’s. The Moody’s ratings in the following ratings explanations are in parenthesis.

AAA (Aaa) - The highest rating assigned by Moody’s and S&P. Capacity to pay interest and repay principal is extremely strong.

AA (Aa) - Debt has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A - Debt rated “A” has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB (Baa) - Debt is regarded as having an adequate capacity to pay interest and repay principal. These ratings by Moody’s and S&P are the “cut-off” for a bond to be considered investment grade. Whereas debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal in this category than in higher-rated categories.

BB (Bb), B, CCC (Ccc), CC (Cc), C - Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or market exposure to adverse conditions and are not considered to be investment grade.

D - Debt rated “D” is in payment default. This rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Ratings are subject to change.

Ratings apply to the bonds in the portfolio. They do not remove market risk associated with the fund.

Ratings are based on Moody’s and S&P, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher of the two rating is applied thus improving the overall evaluation of the portfolio.

HIGH YIELD TAX FREE BOND FUND	3

MANAGEMENT DISCUSSION (CONT.)

Summary of Portfolio Holdings (Unaudited)

The Securities and Exchange Commission (“SEC”) has adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a schedule of investments is utilized. The following table, which presents portfolio holdings as a percentage of total market value, is provided in compliance with such requirement.

Spirit of America High Yield Tax Free Bond Fund

December 31, 2013

New York	23.44%	$26,033,056
New Jersey	11.16	12,393,670
Puerto Rico	8.37	9,298,569
Connecticut	7.48	8,303,562
Texas	5.74	6,373,532
Florida	5.41	6,008,954
Pennsylvania	4.63	5,138,934
Michigan	3.09	3,427,561
Illinois	3.05	3,389,028
California	2.92	3,242,200
Maryland	2.77	3,079,399
Indiana	2.31	2,561,122
Washington	2.04	2,261,940
Rhode Island	1.66	1,837,714
Massachusetts	1.45	1,612,316
New Mexico	1.33	1,477,264
Georgia	1.30	1,447,784
Wisconsin	1.21	1,346,355
District of Columbia	1.01	1,122,630
Maine	0.99	1,093,366
Ohio	0.81	900,023
Oregon	0.78	863,255
Louisiana	0.70	782,191
Colorado	0.56	616,475

North Carolina	0.53%	$583,809
Alaska	0.50	552,520
Iowa	0.48	529,553
Missouri	0.46	515,991
West Virginia	0.42	465,688
Utah	0.38	424,306
New Hampshire	0.31	348,859
South Carolina	0.27	304,528
Nebraska	0.25	278,322
Kentucky	0.24	269,000
Mississippi	0.24	262,820
Kansas	0.23	253,352
Tennessee	0.20	217,272
Vermont	0.19	210,786
Oklahoma	0.19	210,205
Arizona	0.19	208,617
Minnesota	0.18	204,476
Virginia	0.18	203,525
Nevada	0.12	136,210
Virgin Islands	0.09	102,802
Alabama	0.09	102,399
Hawaii	0.04	41,176
North Dakota	0.01	10,211
Total Investments	100.00%	$111,047,327

4	SPIRIT OF AMERICA

ILLUSTRATION OF INVESTMENT (UNAUDITED)

The graph below compares the increase in value of a $10,000 investment in the Fund with the performance of the Barclays Capital Municipal Bond Index. The values and returns for the Fund include reinvested distributions, and the impact of the maximum sales charge of 4.75% placed on purchases. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Average Annual Total Returns

For the Periods Ended December 31, 2013

1 Year (with sales charge)	-12.72%	[a]
1 Year (without sales charge)	-8.39%
Since Inception (with sales charge)[b]	2.32%	[a]
Since Inception (without sales charge)[b]	3.17%

Past performance is not indicative of future results.

a	Reflects a 4.75% front-end sales charge.

b	Inception date: February 29, 2008.

Growth of $10,000

(includes one-time 4.75% maximum sales charge and reinvestment of all distributions)

*	Fund commenced operations February 29, 2008.
**	The Barclays Capital Municpal Bond Index benchmark is based on a start date of February 29, 2008.

The Barclays Capital Municipal Bond Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

HIGH YIELD TAX FREE BOND FUND	5

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE PERIOD JULY 1, 2013 TO DECEMBER 31, 2013

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Spirit of America High Yield Tax Free Bond Fund

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expense Ratio(1)	Expenses Paid During Period(2)
Actual Fund Return	$1,000.00	$966.40	0.90%	$4.46
Hypothetical 5% Return	$1,000.00	$1,020.67	0.90%	$4.58

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)	Annualized, based on the Fund’s most recent half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by 365.

6	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS	DECEMBER 31, 2013

	Principal Amount	Market Value
Municipal Bonds 99.28%

Alabama 0.09%
Cullman County Health Care Authority, Refunding Revenue Bonds, Series A, Callable 02/01/19 @ 100, (OID), 6.75%, 02/01/29	$100,000	$102,399

Alaska 0.49%
Alaska Housing Finance Corp., Revenue Bonds, Series A, Callable 06/01/21 @ 100, (OID), 4.25%, 12/01/40	100,000	94,184
Alaska Housing Finance Corp., Revenue Bonds, Series A, Callable 06/01/21 @ 100, (OID), 4.13%, 12/01/37	100,000	93,981
Northern TOB Securitization Corp., Refunding Revenue Bonds, Series A, Callable 06/01/14 @ 100, (OID), 5.00%, 06/01/32	500,000	364,355
		552,520

Arizona 0.19%
Arizona Health Facilities Authority, Refunding Revenue Bonds, Series D, Callable 07/01/19 @ 100, (OID), 5.00%, 07/01/28	100,000	102,357
State of Arizona, Public Improvements Revenue Bonds, Series A, Callable 01/01/20 @ 100, (AGM), 5.00%, 07/01/28	100,000	106,260
		208,617

California 2.90%
Bay Area Toll Authority, Highway Improvements, Revenue Bonds, Callable 10/01/20 @ 100, 5.00%, 10/01/27	250,000	267,207
California Educational Facilities Authority, University & College Improvements, Revenue Bonds, Callable 10/01/21 @ 100, (OID), 6.13%, 10/01/30	250,000	288,265
California State Public Works Board, University & College Improvements, Revenue Bonds, Series H, Callable 04/01/22 @ 100, (OID), 4.00%, 04/01/37	250,000	211,718
City of Los Angeles Wastewater System Revenue, Refunding Revenue Bonds, Subseries B, Callable 06/01/22 @ 100, (OID), 3.38%, 06/01/29	100,000	89,660
County of San Bernardino, Refunding Bonds, Certificate of Participation, Series A, Callable 08/01/19 @ 100, 5.50%, 08/01/22	250,000	273,112
County of San Bernardino, Refunding Bonds, Certificate of Participation, Series A, Callable 08/01/19 @ 100, (OID), 5.25%, 08/01/26	50,000	52,279
Golden State Tobacco Securitization Corp., Refunding Revenue Bonds, Series A-1, Callable 06/01/17 @ 100, 5.75%, 06/01/47	30,000	22,255

See accompanying notes to financial statements.

HIGH YIELD TAX FREE BOND FUND	7

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

California (cont.)
State of California, Public Improvements, General Obligation Unlimited, Callable 04/01/19 @ 100, (OID), 6.00%, 04/01/38	$100,000	$111,017
State of California, Refunding Bonds, General Obligation Unlimited, Callable 06/01/17 @ 100, 5.00%, 06/01/32	500,000	526,535
State of California, Port, Airport & Marina Improvements, General Obligation Unlimited, Callable 11/01/20 @ 100, (OID), 5.25%, 11/01/30	250,000	269,115
State of California, Refunding Bonds, General Obligation Unlimited, Callable 08/01/18 @ 100, (OID), 5.00%, 08/01/34	500,000	519,225
University of California, University & College Improvements, Revenue Bonds, Series A, Callable 05/15/15 @ 101, (BHAC-CR) (MBIA) (OID), 4.50%, 05/15/47	475,000	441,702
Washington Township Health Care District, Hospital Improvements, General Obligation Unlimited, Series A, Callable 08/01/19 @ 100, (OID), 5.25%, 08/01/28	140,000	147,951
Washington Township Health Care District, Hospital Improvements, General Obligation Unlimited, Series A, Callable 08/01/19 @ 100, (OID), 5.00%, 08/01/20	20,000	22,159
		3,242,200

Colorado 0.55%
Colorado Health Facilities Authority, Refunding Revenue Bonds, Series B, Callable 01/01/20 @ 100, 5.25%, 01/01/30	100,000	105,940
Montrose Memorial Hospital Inc, Hospital Improvements, Revenue Bonds, Callable 02/06/14 @ 102, (OID), 6.00%, 12/01/33	500,000	510,535
		616,475

Connecticut 7.42%
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Subseries G-1, Callable 11/15/21 @ 100, (OID), 3.75%, 11/15/55	250,000	193,845
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Series F-1, Callable 11/15/21 @ 100, (OID), 3.30%, 11/15/37	250,000	199,495
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Subseries E-1, Callable 05/15/20 @ 100, (GO OF AUTH), 4.88%, 11/15/46	100,000	101,386
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Subseries D-1, Callable 05/15/20 @ 100, (GO OF AUTH), 4.38%, 11/15/31	45,000	44,150

8	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

Connecticut (cont.)
Connecticut Housing Finance Authority, State Single-Family Housing, Revenue Bonds, Subseries D-2, Callable 05/15/21 @ 100, 4.15%, 05/15/42	$280,000	$253,957
Connecticut Housing Finance Authority, State Single-Family Housing, Revenue Bonds, Subseries D-1, Callable 05/15/21 @ 100, 4.00%, 11/15/34	250,000	233,078
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Series G, Callable 05/15/22 @ 100, 3.05%, 05/15/31	250,000	214,843
Connecticut Housing Finance Authority, State Single-Family Housing, Revenue Bonds, Subseries C-1, Callable 05/15/21 @ 100, 3.88%, 11/15/38	750,000	665,385
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Subseries C-1, Callable 05/15/21 @ 100, 3.25%, 11/15/27	150,000	141,770
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Subseries B-1, Callable 05/15/21 @ 100, (GO OF AUTH), 3.35%, 05/15/28	250,000	244,130
Connecticut Housing Finance Authority, State Single-Family Housing, Revenue Bonds, Subseries C-1, Callable 05/15/21 @ 100, 3.75%, 11/15/35	500,000	445,340
Connecticut Housing Finance Authority, State Single-Family Housing, Revenue Bonds, Subseries C-1, Callable 05/15/21 @ 100, 3.50%, 05/15/31	250,000	234,003
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Series B-2, Callable 05/15/21 @ 100, (GO OF AUTH), 5.00%, 11/15/41	45,000	45,577
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Series E-2, Callable 05/15/21 @ 100, (GO OF AUTH) (OID), 4.63%, 11/15/41	230,000	229,094
Connecticut Housing Finance Authority, Multi-Family Housing, Revenue Bonds, Subseries F-1, Callable 05/15/21 @ 100, (GO OF AUTH), 4.63%, 11/15/41	215,000	216,256
Connecticut Housing Finance Authority, Refunding Revenue Bonds, Series B-2, Callable 05/15/21 @ 100, (GO OF AUTH), 4.90%, 11/15/36	450,000	456,358
Connecticut State Health & Educational Facility Authority, Revenue Bonds, Series P, Callable 07/01/20 @ 100, 5.00%, 07/01/28	100,000	105,604
Connecticut State Health & Educational Facility Authority, Hospital Improvements, Revenue Bonds, Series A, Callable 07/01/21 @ 100, 5.00%, 07/01/32	385,000	381,331
Connecticut State Health & Educational Facility Authority, University & College Improvements, Revenue Bonds, Series O, Callable 07/01/20 @ 100, (OID), 4.75%, 07/01/30	100,000	102,751

HIGH YIELD TAX FREE BOND FUND	9

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

Connecticut (cont.)
Connecticut State Health & Educational Facility Authority, University & College Improvements, Revenue Bonds, Callable 07/01/18 @ 100, (BHAC-CR) (NATL-RE) (OID), 5.00%, 07/01/37	$250,000	$257,687
Connecticut State Health & Educational Facility Authority, University & College Improvements, Revenue Bonds, Series O, Callable 07/01/20 @ 100, (OID), 5.00%, 07/01/40	125,000	126,796
Connecticut State Health & Educational Facility Authority, Hospital Improvements, Revenue Bonds, Series J, Callable 07/01/22 @ 100, (OID), 4.25%, 07/01/31	500,000	468,265
Connecticut State Health & Educational Facility Authority, Hospital Improvements, Revenue Bonds, Series J, Callable 07/01/22 @ 100, (OID), 4.50%, 07/01/38	500,000	437,250
Connecticut State Health & Educational Facility Authority, Hospital Improvements, Revenue Bonds, Series J, Callable 07/01/22 @ 100, 5.00%, 07/01/42	500,000	488,855
Connecticut State Health & Educational Facility Authority, Private Primary Schools, Revenue Bonds, Series C, Callable 07/01/22 @ 100, 4.00%, 07/01/33	100,000	91,319
Connecticut State Health & Educational Facility Authority, Revenue Bonds, Series B, Callable 07/01/21 @ 100, (AGM) (OID), 4.00%, 07/01/37	250,000	220,773
State of Connecticut, Public Improvements, General Obligation Unlimited, Series B, Callable 04/15/22 @ 100, 4.00%, 04/15/32	250,000	242,098
State of Connecticut Special Tax Revenue, Revenue Bonds, Callable 11/01/20 @ 100, 5.00%, 11/01/22	100,000	113,967
State of Connecticut Special Tax Revenue, Public Improvements, Revenue Bonds, Callable 01/01/23 @ 100, 5.00%, 01/01/28	445,000	488,881
State of Connecticut Special Tax Revenue, Public Improvements, Revenue Bonds, Callable 01/01/23 @ 100, 3.00%, 01/01/33	1,000,000	804,070
University of Connecticut, University & College Improvements, Revenue Bonds, Series A, Callable 02/15/20 @ 100, (GO OF UNIVERSITY), 5.00%, 02/15/28	50,000	55,248
		8,303,562

District of Columbia 1.00%
District of Columbia, Hospital Improvements, Revenue Bonds, Subseries 2, Callable 07/15/18 @ 101, (AGM), 5.45%, 07/15/35	515,000	525,063

10	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

District of Columbia (cont.)
District of Columbia Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Callable 06/15/23 @ 100, (Fannie Mae), 4.45%, 06/15/31	$320,000	$319,222
District of Columbia Housing Finance Agency, State Single-Family Housing, Revenue Bonds, Callable 12/01/21 @ 100, (Fannie Mae), 4.90%, 06/01/40	280,000	278,345
		1,122,630

Florida 5.37%
Citizens Property Insurance Corp., Miscellaneous Purposes, Revenue Bonds, Series A-1, 4.75%, 06/01/20	150,000	166,661
City of Jacksonville , Public Improvements, Revenue Bonds, Series A, Callable 10/01/19 @ 100, (OID), 4.75%, 10/01/34	200,000	202,590
City of Miami, Parking Facility Improvements, Revenue Bonds, Series A, Callable 07/01/20 @ 100, (AGM) (OID), 5.25%, 07/01/39	125,000	126,230
City of Miami, Parking Facility Improvements, Revenue Bonds, Series A, Callable 07/01/20 @ 100, (AGM) (OID), 5.25%, 07/01/35	105,000	107,547
City of Miami Parking System Revenue, Refunding Revenue Bonds, Callable 10/01/19 @ 100, (OID), 5.35%, 10/01/39	500,000	506,605
County of Miami-Dade, Hospital Improvements, Revenue Bonds, Callable 06/01/19 @ 100, (OID), 5.75%, 06/01/39	110,000	110,499
County of Miami-Dade, Public Improvements, General Obligation Unlimited, Series B-1, Callable 07/01/18 @ 100, (OID), 5.63%, 07/01/38	250,000	269,007
County of Miami-Dade, Recreational Facility Improvements, Revenue Bonds, Series C, Callable 10/01/19 @ 100, (OID), 5.38%, 10/01/28	250,000	261,317
County of Miami-Dade Aviation Revenue, Port, Airport & Marina Improvements, Revenue Bonds, Series A, Callable 10/01/20 @ 100, (OID), 5.25%, 10/01/30	150,000	155,582
Escambia County Health Facilities Authority, Hospital Improvements, Revenue Bonds, Series A, Callable 08/15/20 @ 100, (OID), 5.75%, 08/15/29	160,000	167,498
Escambia County Health Facilities Authority, Hospital Improvements, Revenue Bonds, Series A, Callable 08/15/20 @ 100, (OID), 5.50%, 08/15/24	250,000	266,937
Escambia County Health Facilities Authority, Hospital Improvements, Revenue Bonds, Series A, 5.00%, 08/15/14	100,000	102,085
Florida Gulf Coast University Financing Corp., University & College Improvements, Revenue Bonds, Series A, Callable 02/01/21 @ 100, 5.00%, 02/01/28	100,000	102,935

HIGH YIELD TAX FREE BOND FUND	11

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

Florida (cont.)
Florida Higher Educational Facilities Financial Authority, University & College Improvements, Refunding Revenue Bonds, Callable 04/01/21 @ 100, (OID), 6.00%, 04/01/26	$130,000	$140,420
Florida Housing Finance Corp., State Single-Family Housing, Revenue Bonds, Series 2, Callable 07/01/19 @ 100, (Freddie Mac) (Fannie Mae) (Ginnie Mae), 5.00%, 07/01/39	90,000	93,688
Florida Municipal Loan Council, Water Utility Improvements, Revenue Bonds, Series D, Callable 10/01/21 @ 100, (AGM) (OID), 5.50%, 10/01/41	100,000	103,038
Florida Municipal Loan Council, Water Utility Improvements, Revenue Bonds, Series D, Callable 10/01/21 @ 100, (AGM) (OID), 5.25%, 10/01/33	100,000	103,854
FSU Financial Assistance, Inc., Refunding Revenue Bonds, Series A, Callable 10/01/22 @ 100, 5.00%, 10/01/30	500,000	514,585
Greater Orlando Aviation Authority, Port, Airport & Marina Improvements, Revenue Bonds, Series A, Callable 10/01/20 @ 100, 5.00%, 10/01/25	200,000	219,742
Hillsborough County Industrial Development Authority, School Improvements, Revenue Bonds, Callable 05/15/17 @ 100, 5.13%, 05/15/37	250,000	215,395
JEA Electric System Revenue, Revenue Bonds, Series THREE-B, Callable 10/01/17 @ 100, (OID), 3.75%, 10/01/39	500,000	410,460
JEA Water & Sewer System Revenue, Revenue Bonds, Series B, Callable 10/01/17 @ 100, (OID), 4.00%, 10/01/41	515,000	442,086
JEA Water & Sewer System Revenue, Revenue Bonds, Subseries B, Callable 10/01/17 @ 100, (OID), 3.88%, 10/01/37	250,000	209,855
Miami-Dade County Educational Facilities Authority, University & College Improvements, Revenue Bonds, Series B, (AMBAC), 5.25%, 04/01/31	260,000	277,061
North Sumter County Utility Dependent District, Water & Utility Improvements, Revenue Bonds, Callable 10/01/20 @ 100, (AGM) (OID), 5.38%, 10/01/40	400,000	402,320
Orange County Health Facilities Authority, Hospital Improvements, Revenue Bonds, 5.25%, 10/01/19	160,000	181,630
Palm Beach County School District, Refunding Bonds, Certificate of Participation, Series A, Callable 08/01/21 @ 100, 5.00%, 08/01/24	45,000	49,328
Tampa-Hillsborough County Expressway Authority, Refunding Revenue Bonds, Series A, Callable 07/01/22 @ 100, 5.00%, 07/01/37	100,000	99,999
		6,008,954

12	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

Georgia 1.30%
Albany-Dougherty Inner City Authority, University & College Improvements, Revenue Bonds, Callable 07/01/20 @ 100, 5.00%, 07/01/35	$250,000	$256,115
Albany-Dougherty Payroll Development Authority, University & College Improvements, Revenue Bonds, Callable 06/15/20 @ 100, (AGM) (OID), 5.50%, 06/15/36	325,000	347,110
City of Atlanta, Refunding Revenue Bonds, Series B, Callable 11/01/19 @ 100, (AGM) (OID), 5.38%, 11/01/39	250,000	257,590
Fulton County Development Authority, Refunding Revenue Bonds, Callable 10/01/22 @ 100, (OID), 4.25%, 10/01/37	100,000	91,005
Fulton County Development Authority, Refunding Revenue Bonds, 5.00%, 10/01/22	150,000	169,697
Fulton County Development Authority, University & College Improvements, Revenue Bonds, Callable 04/01/21 @ 100, (OID), 5.75%, 10/01/31	50,000	54,920
Fulton County Development Authority, University & College Improvements, Revenue Bonds, Callable 04/01/21 @ 100, (OID), 5.75%, 10/01/41	250,000	271,347
		1,447,784

Hawaii 0.04%
Hawaii Pacific Health, Hospital Improvements, Revenue Bonds, Series B, Callable 07/01/20 @ 100, (OID), 5.75%, 07/01/40	40,000	41,176

Illinois 3.03%
Chicago Board of Education, School Improvements, General Obligation Unlimited, Series A, Callable 12/01/22 @ 100, 5.00%, 12/01/42	1,100,000	1,005,037
City of Chicago, Local Multi-Family Housing, Revenue Bonds, Callable 08/01/20 @ 100, (Freddie Mac), 4.75%, 02/01/31	250,000	253,655
City of Chicago, Refunding Bonds, General Obligation Unlimited, Series C, Callable 01/01/22 @ 100, 4.00%, 01/01/30	500,000	426,440
Illinois Finance Authority, Hospital Improvements, Revenue Bonds, Series A, Callable 08/15/21 @ 100, (OID), 5.88%, 08/15/34	100,000	106,844
Illinois Finance Authority, University & College Improvements, Revenue Bonds, Series A, Callable 10/01/21 @ 100, 4.00%, 10/01/33	300,000	272,523
Illinois Finance Authority, Refunding Revenue Bonds, Series A, Callable 02/15/20 @ 100, (OID), 6.00%, 08/15/38	175,000	179,932
Illinois Finance Authority, Hospital Improvements, Revenue Bonds, Series A, Callable 08/15/18 @ 100, (OID), 5.25%, 08/15/47	250,000	250,188

HIGH YIELD TAX FREE BOND FUND	13

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

Illinois (cont.)
Illinois Finance Authority, Refunding Revenue Bonds, Series A, Callable 02/15/20 @ 100, (OID), 5.50%, 08/15/24	$215,000	$226,010
Railsplitter Tobacco Settlement Authority, Public Improvements, Revenue Bonds, Callable 06/01/21 @ 100, (OID), 6.00%, 06/01/28	250,000	275,192
Railsplitter Tobacco Settlement Authority, Public Improvements, Revenue Bonds, (OID), 5.13%, 06/01/19	250,000	285,820
University of Illinois, University & College Improvements, Revenue Bonds, Series A, Callable 04/01/21 @ 100, 5.50%, 04/01/31	100,000	107,387
		3,389,028

Indiana 2.29%
Indiana Finance Authority, Refunding Revenue Bonds, Series A, Callable 12/01/19 @ 100, (OID), 5.25%, 12/01/38	265,000	272,012
Indiana Finance Authority, Refunding Revenue Bonds, Series A, Callable 05/01/19 @ 100, (OID), 5.75%, 05/01/31	100,000	106,285
Indiana Finance Authority, Hospital Improvements, Revenue Bonds, Callable 11/01/19 @ 100, (OID), 5.25%, 11/01/39	250,000	252,225
Town of Munster , Public Improvements, Tax Allocation Bonds, Callable 07/15/21 @ 100, (OID), 5.13%, 01/15/31	2,000,000	1,930,600
		2,561,122

Iowa 0.47%
Iowa Finance Authority, Hospital Improvements, Revenue Bonds, Callable 08/01/22 @ 100, 4.75%, 08/01/42	250,000	208,715
Iowa State Finance Authority, Revenue Bonds, Series A, Callable 08/15/19 @ 100, (OID), 5.38%, 08/15/29	300,000	320,838
		529,553

Kansas 0.23%
Kansas Development Finance Authority, Refunding Revenue Bonds, Series A, Callable 01/01/20 @ 100, 5.00%, 01/01/35	250,000	253,352

Kentucky 0.24%
Kentucky Municipal Power Agency, Electric Lights & Power Improvements, Revenue Bonds, Series A, Callable 09/01/20 @ 100, (AGM), 5.00%, 09/01/23	250,000	269,000

14	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

Louisiana 0.70%
Louisiana Local Government Environmental Facilities & Community Development Authority, Sewer Improvements, Revenue Bonds, Series A, Callable 02/01/23 @ 100, (OID), 4.00%, 02/01/48	$500,000	$412,925
Louisiana Local Government Environmental Facilities & Community Development Authority, Sewer Improvements, Revenue Bonds, Series A, Callable 02/01/23 @ 100, 5.00%, 02/01/35	100,000	101,969
Louisiana Public Facilities Authority, Refunding Revenue Bonds, Series A, Callable 07/01/19 @ 100, (OID), 6.00%, 07/01/29	250,000	267,297
		782,191

Maine 0.98%
Maine Governmental Facilities Authority, Public Improvements, Revenue Bonds, Series A, Callable 10/01/23 @ 100, 4.00%, 10/01/33	200,000	179,746
Maine Health & Higher Educational Facilities Authority, Refunding Revenue Bonds, Callable 07/01/22 @ 100, (OID), 3.63%, 07/01/41	500,000	404,810
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, Series D-2, Callable 11/15/22 @ 100, 4.50%, 11/15/37	250,000	237,695
Maine State Housing Authority, Local Single-Family Housing, Revenue Bonds, Series C, Callable 01/15/19 @ 100, 5.00%, 11/15/29	100,000	103,315
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, Series B, Callable 11/15/22 @ 100, 3.45%, 11/15/32	100,000	84,121
Maine State Housing Authority, State Single-Family Housing, Revenue Bonds, Series B, Callable 11/15/22 @ 100, 3.60%, 11/15/36	100,000	83,679
		1,093,366

Maryland 2.75%
Maryland Community Development Administration, State Single-Family Housing, Revenue Bonds, Series C, Callable 09/01/18 @ 100, 4.55%, 09/01/39	500,000	474,575
Maryland Community Development Administration, State Single-Family Housing, Revenue Bonds, Series B, Callable 09/01/18 @ 100, 4.75%, 09/01/39	250,000	250,140
Maryland Community Development Administration, Refunding Revenue Bonds, Series B, Callable 03/01/20 @ 100, 5.13%, 09/01/30	350,000	360,104

HIGH YIELD TAX FREE BOND FUND	15

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

Maryland (cont.)
Maryland Economic Development Corp., Port, Airport & Marina Improvements, Revenue Bonds, Series B, Callable 06/01/20 @ 100, (OID), 5.75%, 06/01/35	$445,000	$447,123
Maryland Economic Development Corp., Port, Airport & Marina Improvements, Revenue Bonds, Series B, Callable 06/01/20 @ 100, (OID), 5.38%, 06/01/25	500,000	520,415
Maryland Health & Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 05/15/16 @ 100, 5.25%, 05/15/46	165,000	163,466
Maryland Health & Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 05/15/20 @ 100, (OID), 4.63%, 05/15/35	60,000	58,839
Montgomery County Housing Opportunities Commission, Local Multi-Family Housing, Revenue Bonds, Series B-1, Callable 07/01/20 @ 100, 5.00%, 07/01/31	250,000	256,115
Montgomery County Housing Opportunities Commission, Revenue Bonds, Series B, Callable 01/01/22 @ 100, (Freddie Mac) (Fannie Mae) (Ginnie Mae), 3.63%, 07/01/33	600,000	548,622
		3,079,399

Massachusetts 1.44%
Massachusetts Educational Financing Authority, Refunding Revenue Bonds, Series A, Callable 01/01/20 @ 100, (OID), 5.25%, 01/01/29	75,000	77,367
Massachusetts Educational Financing Authority, Refunding Revenue Bonds, Series A, Callable 01/01/20 @ 100, (OID), 5.20%, 01/01/27	185,000	192,615
Massachusetts Health & Educational Facilities Authority, Refunding Revenue Bonds, Series C, Callable 07/01/20 @ 100, (OID), 5.00%, 07/01/30	100,000	99,003
Massachusetts Health & Educational Facilities Authority, Refunding Revenue Bonds, Series C, 4.25%, 07/01/18	150,000	155,327
Massachusetts Housing Finance Agency, State Single-Family Housing, Revenue Bonds, Series 159, Callable 12/01/21 @ 100, 4.05%, 12/01/32	250,000	239,770
Massachusetts Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series C, Callable 06/01/19 @ 100, 5.13%, 12/01/39	100,000	101,831
Massachusetts Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series A, Callable 06/01/20 @ 100, (FHA) (INS), 5.25%, 12/01/35	175,000	178,708
Massachusetts Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series C, Callable 06/01/19 @ 100, 4.85%, 12/01/29	100,000	103,701

16	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

Massachusetts (cont.)
Massachusetts Housing Finance Agency, Revenue Bonds, Series B, Callable 12/01/22 @ 100, 3.50%, 12/01/31	$300,000	$274,827
Massachusetts Housing Finance Agency, State Single-Family Housing, Revenue Bonds, Series 162, Callable 06/01/22 @ 100, (Freddie Mac) (Fannie Mae), 3.50%, 12/01/42	100,000	75,902
Massachusetts State College Building Authority, University & College Improvements, Revenue Bonds, Series C, Callable 05/01/22 @ 100, 3.00%, 05/01/34	150,000	113,265
		1,612,316

Michigan 3.07%
Michigan Public Educational Facilities Authority, School Improvements, Refunding Revenue Bonds, Series A, Callable 12/01/15 @ 100, 6.00%, 12/01/35	500,000	444,870
Michigan State Building Authority, Refunding Revenue Bonds, Series 1-A, Callable 10/15/21 @ 100, (OID), 5.38%, 10/15/36	100,000	103,687
Michigan State Building Authority, Refunding Revenue Bonds, Series 1-A, Callable 10/15/21 @ 100, (OID), 5.20%, 10/15/31	750,000	779,580
Michigan State Hospital Finance Authority, Refunding Revenue Bonds, Callable 11/15/19 @ 100, (OID), 5.63%, 11/15/29	100,000	103,031
Michigan State Housing Development Authority, State Multi-Family Housing, Revenue Bonds, Series A2, Callable 04/01/22 @ 100, (GO OF AUTH), 4.50%, 10/01/36	710,000	677,830
Michigan State Housing Development Authority, State Multi-Family Housing, Revenue Bonds, Series A, Callable 06/01/21 @ 100, (GO OF AUTH), 4.60%, 12/01/26	120,000	122,182
Michigan Tobacco Settlement Finance Authority, Refunding Revenue Bonds, Series A, Callable 06/01/18 @ 100, (OID), 6.88%, 06/01/42	250,000	221,640
Michigan Tobacco Settlement Finance Authority, Miscellaneous Purposes, Revenue Bonds, Series A, Callable 06/01/17 @ 100, (OID), 6.00%, 06/01/48	595,000	440,116
Royal Oak Hospital Finance Authority, Refunding Revenue Bonds, Series W, Callable 08/01/19 @ 100, 6.38%, 08/01/29	250,000	280,300
Royal Oak Hospital Finance Authority, Refunding Revenue Bonds, Series W, Callable 08/01/14 @ 100, 6.00%, 08/01/29	250,000	254,325
		3,427,561

Minnesota 0.18%
City of St. Cloud , Refunding Revenue Bonds, Series A, Callable 05/01/15 @ 100, (OID), 5.00%, 05/01/25	200,000	204,476

HIGH YIELD TAX FREE BOND FUND	17

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

Mississippi 0.24%
Mississippi Hospital Equipment & Facilities Authority, Refunding Revenue Bonds, Callable 01/01/20 @ 100, 5.25%, 01/01/30	$250,000	$262,820

Missouri 0.46%
Hanley Road Corridor Transportation Development District, Refunding Revenue Bonds, Series A, Callable 10/01/19 @ 100, (OID), 5.88%, 10/01/36	275,000	291,228
Health & Educational Facilities Authority of the State of Missouri, Health, Hospital & Nursing Home Improvements, Revenue Bonds, Callable 11/15/22 @ 100, (OID), 3.75%, 11/15/39	100,000	79,342
Missouri Housing Development Commission, State Single-Family Housing, Revenue Bonds, Series D, Callable 09/01/19 @ 100, (Fannie Mae) (Ginnie Mae), 4.70%, 03/01/35	145,000	145,421
		515,991

Nebraska 0.25%
Nebraska Public Power District, Electric Lights & Power Improvements, Revenue Bonds, Series A, Callable 01/01/22 @ 100, 5.00%, 01/01/25	250,000	278,322

Nevada 0.12%
City of Reno, Hospital Improvements, Revenue Bonds, Callable 06/01/18 @ 100, (AMBAC) (OID), 5.50%, 06/01/28	50,000	51,914
Nevada Housing Division, State Single-Family Housing, Revenue Bonds, Series I, Callable 04/01/20 @ 100, (Freddie Mac) (Fannie Mae) (Ginnie Mae), 4.40%, 04/01/27	85,000	84,296
		136,210

New Hampshire 0.31%
New Hampshire Health & Education Facilities Authority Revenue, Refunding Revenue Bonds, Callable 01/01/15 @ 100, (ACA), 5.00%, 01/01/36	250,000	237,218
New Hampshire Health & Education Facilities Authority Revenue, Refunding Revenue Bonds, Callable 10/01/19 @ 100, (FHA), 6.25%, 04/01/26	100,000	111,641
		348,859

New Jersey 11.08%
Essex County Improvement Authority, Public Improvements, Revenue Bonds, Series B, Callable 11/01/20 @ 100, (AGM) (OID), 5.75%, 11/01/30	250,000	268,157

18	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

New Jersey (cont.)
Hudson County Improvement Authority, Refunding Revenue Bonds, (AGM), 5.40%, 10/01/25	$150,000	$167,715
New Jersey Economic Development Authority, Revenue Bonds, Callable 03/01/23 @ 100, 5.00%, 03/01/31	250,000	258,710
New Jersey Economic Development Authority, Refunding Revenue Bonds, Series GG, Callable 03/01/21 @ 100, (State Appropriation) (OID), 5.25%, 09/01/26	855,000	934,763
New Jersey Economic Development Authority, University & College Improvements, Revenue Bonds, Callable 06/15/23 @ 100, 5.00%, 06/15/30	250,000	269,900
New Jersey Economic Development Authority, School Improvements, Revenue Bonds, Series CC-2, Callable 06/15/20 @ 100, 5.00%, 12/15/32	100,000	102,485
New Jersey Health Care Facilities Financing Authority, Hospital Improvements, Revenue Bonds, Callable 10/01/19 @ 100, (State Appropriation) (OID), 5.75%, 10/01/31	545,000	600,459
New Jersey Health Care Facilities Financing Authority, Refunding Revenue Bonds, Callable 07/01/21 @ 100, (OID), 6.00%, 07/01/37	200,000	221,430
New Jersey Health Care Facilities Financing Authority, Refunding Revenue Bonds, Series A, Callable 07/01/18 @ 100, (OID), 5.00%, 07/01/27	275,000	284,705
New Jersey Health Care Facilities Financing Authority, Hospital Improvements, Revenue Bonds, (OID), 5.38%, 07/01/29	500,000	500,000
New Jersey Higher Education Student Assistance Authority, Revenue Bonds, Series 2, Callable 12/01/20 @ 100, (OID), 5.00%, 12/01/36	65,000	64,124
New Jersey Higher Education Student Assistance Authority, Refunding Revenue Bonds, Series 1A, Callable 12/01/19 @ 100, 5.25%, 12/01/32	100,000	102,388
New Jersey Higher Education Student Assistance Authority, Refunding Revenue Bonds, Series 1A, Callable 12/01/19 @ 100, 5.25%, 12/01/28	230,000	238,002
New Jersey Housing & Mortgage Finance Agency, State Single-Family Housing, Revenue Bonds, Series CC, Callable 04/01/19 @ 100, 5.00%, 10/01/34	105,000	107,319
New Jersey State Turnpike Authority, Highway Improvements, Revenue Bonds, Series A, Callable 07/01/22 @ 100, 5.00%, 01/01/31	200,000	209,720
New Jersey State Turnpike Authority, Highway Improvements, Revenue Bonds, Series A, Callable 07/01/22 @ 100, 5.00%, 01/01/32	500,000	521,770

HIGH YIELD TAX FREE BOND FUND	19

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

New Jersey (cont.)
New Jersey Transportation Trust Fund Authority, Transit Improvements, Revenue Bonds, Series A, Callable 06/15/21 @ 100, (State Appropriation), 5.00%, 06/15/22	$100,000	$112,045
New Jersey Transportation Trust Fund Authority, Transit Improvements, Revenue Bonds, Series A, Callable 06/15/22 @ 100, 5.00%, 06/15/42	4,185,000	4,216,973
New Jersey Transportation Trust Fund Authority, Transit Improvements, Revenue Bonds, Series A, Callable 06/15/21 @ 100, (State Appropriation) (OID), 5.25%, 06/15/31	220,000	230,472
New Jersey Transportation Trust Fund Authority, Transit Improvements, Revenue Bonds, Series B, Callable 06/15/21 @ 100, (OID), 5.00%, 06/15/42	200,000	201,974
New Jersey Transportation Trust Fund Authority, Transit Improvements, Revenue Bonds, Series AA, Callable 06/15/22 @ 100, 5.00%, 06/15/38	1,105,000	1,120,172
Newark Housing Authority, Public Improvements, Revenue Bonds, Callable 12/01/19 @ 100, 6.75%, 12/01/38	750,000	857,872
Tenafly School District, Refunding Bonds, General Obligation Unlimited, Callable 07/15/22 @ 100, (OID), 3.00%, 07/15/30	250,000	204,965
Tenafly School District, Refunding Bonds, General Obligation Unlimited, Callable 07/15/22 @ 100, (OID), 3.00%, 07/15/29	250,000	208,975
Tobacco Settlement Financing Corp., Refunding Bonds, Revenue Bonds, Series 1A, Callable 06/01/17 @ 100, (OID), 5.00%, 06/01/41	550,000	388,575
		12,393,670

New Mexico 1.32%
New Mexico Hospital Equipment Loan Council, Hospital Improvements, Revenue Bonds, Callable 08/01/19 @ 100, 5.13%, 08/01/35	445,000	458,332
New Mexico Hospital Equipment Loan Council, Hospital Improvements, Revenue Bonds, Callable 08/01/19 @ 100, (OID), 5.00%, 08/01/39	225,000	226,186
New Mexico Hospital Equipment Loan Council, Hospital Improvements, Revenue Bonds, Callable 08/01/22 @ 100, (OID), 4.00%, 08/01/42	500,000	400,790
New Mexico Mortgage Finance Authority, Revenue Bonds, Callable 03/01/22 @ 100, (FHA) (Fannie Mae) (Ginnie Mae) (GTD) (INS), 3.25%, 09/01/27	140,000	123,710

20	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

New Mexico (cont.)
New Mexico Mortgage Finance Authority, Revenue Bonds, Callable 03/01/22 @ 100, (FHA) (Fannie Mae) (Ginnie Mae) (GTD) (INS), 3.55%, 09/01/32	$235,000	$196,505
Village of Los Ranchos de Albuquerque, Refunding Revenue Bonds, Callable 09/01/20 @ 100, (OID), 4.50%, 09/01/40	75,000	71,741
		1,477,264

New York 23.28%
Hudson Yards Infrastructure Corp., Public Improvements, Revenue Bonds, Series A, Callable 02/15/21 @ 100, 5.25%, 02/15/47	200,000	204,394
Hudson Yards Infrastructure Corp., Public Improvements, Revenue Bonds, Series A, Callable 02/15/21 @ 100, 5.75%, 02/15/47	250,000	265,242
Hudson Yards Infrastructure Corp., Transit Improvements, Revenue Bonds, Series A, Callable 02/15/17 @ 100, 5.00%, 02/15/47	60,000	59,708
Long Island Power Authority, Electric Lights & Power Improvements, Revenue Bonds, Series A, Callable 05/01/21 @ 100, (AGM), 5.00%, 05/01/36	125,000	126,984
Long Island Power Authority, Electric Lights & Power Improvements, Revenue Bonds, Series A, Callable 04/01/19 @ 100, (OID), 5.75%, 04/01/39	250,000	265,515
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series D, Callable 11/15/21 @ 100, 5.00%, 11/15/36	250,000	253,392
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series D, Callable 11/15/21 @ 100, (OID), 4.88%, 11/15/46	100,000	97,358
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series D-1, Callable 11/01/22 @ 100, (OID), 3.75%, 11/01/29	500,000	455,110
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series B, Callable 05/15/23 @ 100, 5.00%, 11/15/33	100,000	102,779
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series A, Callable 05/15/23 @ 100, 4.00%, 11/15/33	100,000	89,162
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series D, Callable 11/15/20 @ 100, (OID), 5.25%, 11/15/34	500,000	517,710
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series C, Callable 05/15/23 @ 100, 5.00%, 11/15/32	500,000	516,195

HIGH YIELD TAX FREE BOND FUND	21

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

New York (cont.)
Metropolitan Transportation Authority, Refunding Revenue Bonds, Series D, Callable 11/15/23 @ 100, 5.25%, 11/15/28	$50,000	$54,200
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series D, Callable 11/15/21 @ 100, (OID), 4.75%, 11/15/36	250,000	246,895
Metropolitan Transportation Authority, Transit Improvements, Revenue Bonds, Series A, Callable 11/15/21 @ 100, (OID), 5.00%, 11/15/37	250,000	252,577
Monroe County Industrial Development Corp., Hospital Improvements, Revenue Bonds, Callable 02/15/21 @ 100, (FHA) (INS), 5.75%, 08/15/35	250,000	275,202
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series G, Callable 11/01/20 @ 100, 4.75%, 05/01/41	250,000	253,915
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series D-1-A, Callable 05/01/20 @ 100, 4.85%, 11/01/35	250,000	251,878
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series C, Callable 11/01/19 @ 100, 4.95%, 05/01/47	500,000	501,970
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series G, Callable 11/01/21 @ 100, 3.80%, 11/01/37	500,000	441,375
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series F, Callable 11/01/21 @ 100, 3.80%, 11/01/37	500,000	441,375
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series J-1, 5.00%, 05/01/20	150,000	169,265
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series L-1, Callable 03/16/20 @ 100, 4.90%, 11/01/40	250,000	251,043
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series F, Callable 05/01/19 @ 100, 4.85%, 05/01/41	250,000	246,630
New York City Housing Development Corp., Refunding Revenue Bonds, Series J, Callable 05/01/19 @ 100, 4.80%, 05/01/36	250,000	254,445
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series K, Callable 05/01/19 @ 100, 4.75%, 11/01/29	100,000	101,638
New York City Housing Development Corp., Local Multi-Family Housing, Revenue Bonds, Series F, Callable 05/01/19 @ 100, 4.60%, 11/01/29	100,000	102,844

22	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

New York (cont.)
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, Callable 01/01/19 @ 100, (OID), 6.50%, 01/01/46	$650,000	$699,452
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, Callable 09/01/16 @ 100, (FGIC), 5.00%, 03/01/46	3,750,000	3,726,000
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, Callable 09/01/16 @ 100, (FGIC), 5.00%, 03/01/31	145,000	145,992
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, Callable 09/01/16 @ 100, (NATL-RE), 5.00%, 03/01/36	175,000	175,462
New York City Industrial Development Agency, Recreational Facility Improvements, Revenue Bonds, Callable 09/01/16 @ 100, (FGIC) (OID), 4.50%, 03/01/39	100,000	93,017
New York City Transitional Finance Authority Building Aid Revenue, School Improvements, Revenue Bonds, Series S-3, Callable 01/15/19 @ 100, (State Aid Withholding) (OID), 5.38%, 01/15/34	250,000	271,545
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Revenue Bonds, Series C, Callable 11/01/20 @ 100, (OID), 5.00%, 11/01/33	500,000	528,640
New York City Water & Sewer System, Revenue Bonds, Series FF, Callable 06/15/22 @ 100, 5.00%, 06/15/45	1,000,000	1,020,000
New York City Water & Sewer System, Revenue Bonds, Series BB, Callable 12/15/22 @ 100, 5.00%, 06/15/47	500,000	509,745
New York City Water & Sewer System, Revenue Bonds, Series EE, Callable 06/15/23 @ 100, 5.00%, 06/15/47	150,000	153,054
New York City Water & Sewer System, Refunding Revenue Bonds, Series CC, Callable 12/15/21 @ 100, 5.00%, 06/15/45	250,000	254,755
New York City Water & Sewer System, Refunding Revenue Bonds, Series EE, Callable 06/15/22 @ 100, (OID), 3.38%, 06/15/34	100,000	84,554
New York Convention Center Development Corp., Recreational Facility Improvements, Revenue Bonds, Callable 11/15/15 @ 100, (AMBAC), 5.00%, 11/15/44	225,000	225,027
New York Liberty Development Corp., Refunding Revenue Bonds, Callable 01/15/20 @ 100, 5.63%, 07/15/47	250,000	262,960
New York Mortgage Agency, State Single-Family Housing, Revenue Bonds, 5.00%, 04/01/18	50,000	54,677
New York Mortgage Agency, Refunding Revenue Bonds, Series 176, Callable 04/01/22 @ 100, 3.65%, 10/01/37	250,000	208,468

HIGH YIELD TAX FREE BOND FUND	23

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

New York (cont.)
New York Mortgage Agency, State Single-Family Housing, Revenue Bonds, Series 168, Callable 10/01/21 @ 100, 3.75%, 10/01/32	$1,000,000	$898,340
New York Mortgage Agency, Refunding Revenue Bonds, Callable 10/01/22 @ 100, 3.45%, 10/01/33	250,000	210,088
New York Mortgage Agency, State Single-Family Housing, Revenue Bonds, Series 168, Callable 10/01/21 @ 100, 4.13%, 10/01/40	730,000	651,328
New York State Dormitory Authority, Hospital Improvements, Revenue Bonds, Callable 05/01/19 @ 100, (OID), 5.50%, 05/01/37	350,000	365,865
New York State Dormitory Authority, Hospital Improvements, Revenue Bonds, Callable 05/01/19 @ 100, 5.50%, 05/01/30	500,000	535,340
New York State Dormitory Authority, University & College Improvements, Revenue Bonds, Callable 07/01/19 @ 100, (INS) (OID), 5.25%, 07/01/33	200,000	205,458
New York State Dormitory Authority, Refunding Revenue Bonds, Series D, Callable 10/01/22 @ 100, (AGM) (OID), 4.00%, 10/01/37	175,000	148,318
New York State Dormitory Authority, Refunding Revenue Bonds, Series H, Callable 10/01/22 @ 100, (State Aid Withholding), 3.25%, 04/01/31	280,000	229,200
New York State Dormitory Authority, Revenue Bonds, Series B, Callable 07/01/22 @ 100, (OID), 4.13%, 07/01/42	500,000	396,790
New York State Dormitory Authority, Revenue Bonds, 5.00%, 05/15/22	165,000	190,021
New York State Dormitory Authority, Revenue Bonds, 5.00%, 05/15/20	100,000	115,948
New York State Dormitory Authority, Revenue Bonds, 5.00%, 08/15/21	100,000	114,610
New York State Dormitory Authority, University & College Improvements, Revenue Bonds, Series A, Callable 07/01/21 @ 100, (OID), 5.25%, 07/01/31	40,000	42,568
New York State Dormitory Authority, Revenue Bonds, Series A, Callable 05/01/21 @ 100, (OID), 5.00%, 05/01/32	500,000	508,545
New York State Dormitory Authority, Revenue Bonds, Series A, Callable 05/01/21 @ 100, (OID), 5.00%, 05/01/41	500,000	492,130
New York State Dormitory Authority, Revenue Bonds, Series A, Callable 07/01/20 @ 100, 5.00%, 07/01/26	300,000	315,939
New York State Dormitory Authority, Hospital Improvements, Revenue Bonds, Callable 05/01/17 @ 100, 5.00%, 05/01/22	660,000	695,185
New York State Dormitory Authority, Revenue Bonds, Callable 11/01/16 @ 100, 5.00%, 11/01/34	700,000	703,234

24	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

New York (cont.)
New York State Dormitory Authority, School Improvements, Revenue Bonds, Series B, Callable 10/01/20 @ 100, (AGM), 4.75%, 10/01/40	$165,000	$164,493
New York State Dormitory Authority, University & College Improvements, Revenue Bonds, Series A, Callable 07/01/18 @ 100, 5.25%, 07/01/48	750,000	786,960
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series B, Callable 05/01/19 @ 100, 5.00%, 11/01/45	150,000	147,641
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series B, Callable 05/01/19 @ 100, 4.85%, 11/01/41	205,000	202,517
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series B, Callable 05/01/19 @ 100, 4.80%, 11/01/34	250,000	247,065
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series A, Callable 05/01/20 @ 100, 4.85%, 11/01/36	100,000	100,053
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series C, Callable 05/01/22 @ 100, 3.75%, 11/01/37	250,000	207,215
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series D, Callable 05/01/22 @ 100, 3.60%, 05/01/45	200,000	167,054
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series B, Callable 05/01/20 @ 100, (SONYMA), 4.75%, 05/01/31	200,000	203,814
New York State Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series B, Callable 05/01/20 @ 100, (SONYMA), 5.20%, 05/01/42	500,000	507,760
New York State Urban Development Corp., Public Improvements, Revenue Bonds, Series A, 5.00%, 03/15/20	100,000	116,815
Orange County Funding Corp., University & College Improvements, Revenue Bonds, Series B, Callable 07/01/22 @ 100, (OID), 3.25%, 07/01/32	500,000	385,065
Orange County Funding Corp., University & College Improvements, Revenue Bonds, Series A, Callable 07/01/22 @ 100, (OID), 3.25%, 07/01/32	500,000	385,065
Port Authority of New York & New Jersey, Port, Airport & Marina Improvements, Revenue Bonds, Callable 12/01/22 @ 100, (OID), 3.25%, 12/01/42	250,000	186,930

HIGH YIELD TAX FREE BOND FUND	25

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

New York (cont.)
Port Authority of New York & New Jersey, Port, Airport & Marina Improvements, Revenue Bonds, Callable 12/01/22 @ 100, (OID), 3.25%, 12/01/38	$250,000	$193,553
		26,033,056

North Carolina 0.52%
Charlotte-Mecklenburg, NC, Refunding Revenue Bonds, Series A, Callable 01/15/19 @ 100, (OID), 5.25%, 01/15/34	100,000	104,850
North Carolina Eastern Municipal Power Agency, Refunding Revenue Bonds, Series B, Callable 01/01/19 @ 100, (OID), 4.50%, 01/01/22	250,000	264,867
North Carolina Turnpike Authority, Highway Improvements, Revenue Bonds, Series A, Callable 01/01/19 @ 100, (OID), 5.75%, 01/01/39	200,000	214,092
		583,809

North Dakota 0.01%
North Dakota Housing Finance Agency, State Single-Family Housing, Revenue Bonds, Series B, Callable 01/01/21 @ 100, 4.45%, 01/01/25	10,000	10,211

Ohio 0.81%
Buckeye Tobacco Settlement Financing Authority, Miscellaneous Purposes, Revenue Bonds, Series A-2, Callable 06/01/17 @ 100, 6.50%, 06/01/47	80,000	64,690
Buckeye Tobacco Settlement Financing Authority, Miscellaneous Purposes, Revenue Bonds, Series A-2, Callable 06/01/17 @ 100, (OID), 6.00%, 06/01/42	420,000	318,406
Ohio State Higher Educational Facilities Revenue, Refunding Revenue Bonds, Callable 07/01/20 @ 100, (OID), 5.00%, 07/01/44	250,000	249,610
Ohio State Higher Educational Facilities Revenue, Hospital Improvements, Revenue Bonds, Callable 01/15/15 @ 100, 7.00%, 01/15/39	250,000	267,317
		900,023

Oklahoma 0.19%
Oklahoma Municipal Power Authority, Electric Lights & Power Improvements, Revenue Bonds, Series A, Callable 01/01/23 @ 100, 4.00%, 01/01/47	250,000	210,205

26	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

Oregon 0.77%
Medford Hospital Facilities Authority, Refunding Revenue Bonds, Callable 08/15/20 @ 100, (AGM), 5.50%, 08/15/28	$250,000	$266,347
Medford Hospital Facilities Authority, Refunding Revenue Bonds, Callable 08/15/20 @ 100, (AGM), 5.00%, 08/15/21	100,000	107,860
Medford Hospital Facilities Authority, Refunding Revenue Bonds, Callable 08/15/20 @ 100, (AGM) (OID), 5.13%, 08/15/40	250,000	250,473
Oregon Health & Science University, Refunding Revenue Bonds, Series E, Callable 07/01/22 @ 100, 5.00%, 07/01/32	35,000	36,173
Oregon State Facilities Authority, Refunding Revenue Bonds, Series A, Callable 11/01/19 @ 100, 5.00%, 11/01/39	200,000	202,402
		863,255

Pennsylvania 4.60%
City of Philadelphia, Refunding Bonds, General Obligation Unlimited, Callable 08/01/16 @ 100, (OID), 5.88%, 08/01/31	220,000	230,111
City of Philadelphia, Refunding Bonds, General Obligation Unlimited, Callable 08/01/20 @ 100, (AGM) (OID), 5.25%, 08/01/26	135,000	144,430
City of Philadelphia, Public Improvements Refunding Bonds, General Obligation Limited, Series B, Callable 07/15/16 @ 100, (OID), 7.13%, 07/15/38	750,000	819,540
Montgomery County Industrial Development Authority, Hospital Improvements, Revenue Bonds, Callable 08/01/20 @ 100, (FHA) (INS), 5.38%, 08/01/38	500,000	521,880
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 11/01/22 @ 100, (OID), 4.00%, 05/01/32	100,000	85,822
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 11/01/22 @ 100, 5.00%, 05/01/42	100,000	95,197
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 08/15/21 @ 100, (OID), 5.25%, 08/15/26	240,000	261,638
Pennsylvania Higher Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 11/01/22 @ 100, 5.00%, 05/01/37	100,000	97,177
Pennsylvania Turnpike Commission, Highway Improvements, Revenue Bonds, Series A, Callable 12/01/22 @ 100, 5.00%, 12/01/43	2,000,000	1,987,620

HIGH YIELD TAX FREE BOND FUND	27

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

Pennsylvania (cont.)
Pennsylvania Turnpike Commission, Highway Improvements, Revenue Bonds, Subseries D, Callable 12/01/19 @ 100, 5.50%, 12/01/41	$500,000	$513,385
Philadelphia Municipal Authority, Public Improvements, Revenue Bonds, Callable 04/01/19 @ 100, (OID), 6.50%, 04/01/39	100,000	107,684
Philadelphia Municipal Authority, Public Improvements, Revenue Bonds, Callable 04/01/19 @ 100, (OID), 6.38%, 04/01/29	250,000	274,450
		5,138,934

Puerto Rico 8.31%
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series B, Callable 07/01/14 @ 100, 5.88%, 07/01/36	100,000	68,285
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series A-4, Callable 01/01/20 @ 101, (AGM), 5.00%, 07/01/31	200,000	169,846
Commonwealth of Puerto Rico, General Obligation Unlimited, Series A, Callable 07/01/18 @ 100, (OID), 5.38%, 07/01/33	250,000	165,718
Commonwealth of Puerto Rico, Refunding Bonds, General Obligation Unlimited, Series A, Callable 07/01/21 @ 100, (AGM) (OID), 5.38%, 07/01/25	375,000	355,736
Commonwealth of Puerto Rico, Public Improvements, General Obligation Unlimited, Series E, Callable 07/01/16 @ 100, (OID), 5.63%, 07/01/32	625,000	432,356
Commonwealth of Puerto Rico, General Obligation Unlimited, Series C, Callable 07/01/21 @ 100, (AGM) (OID), 5.25%, 07/01/26	100,000	93,472
Commonwealth of Puerto Rico, General Obligation Unlimited, Series A, Callable 07/01/16 @ 100, (OID), 6.13%, 07/01/33	100,000	71,316
Commonwealth of Puerto Rico, General Obligation Unlimited, Series A, Callable 07/01/18 @ 100, (OID), 5.00%, 07/01/22	250,000	186,725
Commonwealth of Puerto Rico, Public Improvements, General Obligation Unlimited, Series A, Callable 07/01/14 @ 100, 5.00%, 07/01/24	500,000	358,135
Commonwealth of Puerto Rico, Public Improvements, General Obligation Unlimited, Series A, Callable 07/01/14 @ 100, 5.25%, 07/01/20	350,000	280,717
Commonwealth of Puerto Rico, General Obligation Unlimited, Series A, Callable 07/01/22 @ 100, 5.25%, 07/01/24	300,000	218,223
Commonwealth of Puerto Rico, Public Improvements, General Obligation Unlimited, Series A, Callable 07/01/14 @ 100, (CIFG) (TCRS), 5.00%, 07/01/29	200,000	147,386

28	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

Puerto Rico (cont.)
Commonwealth of Puerto Rico, General Obligation Unlimited, Series A, (NATL-RE), 5.50%, 07/01/19	$500,000	$471,480
Commonwealth of Puerto Rico, Public Improvements, General Obligation Unlimited, Series A, Callable 07/01/16 @ 100, 5.25%, 07/01/26	250,000	174,798
Commonwealth of Puerto Rico, General Obligation Unlimited, Callable 07/01/16 @ 100, 5.00%, 07/01/18	250,000	210,498
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding Revenue Bonds, Series A, Callable 07/01/22 @ 100, 5.00%, 07/01/30	250,000	155,735
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding Revenue Bonds, Series A, Callable 07/01/22 @ 100, (OID), 5.00%, 07/01/33	125,000	76,256
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding Revenue Bonds, Series A, Callable 07/01/22 @ 100, 5.75%, 07/01/37	500,000	336,560
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Water & Utility Improvements, Revenue Bonds, Series A, Callable 07/01/18 @ 100, (OID), 6.00%, 07/01/38	500,000	341,365
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding Revenue Bonds, Series A, Callable 07/01/22 @ 100, 5.25%, 07/01/29	250,000	160,303
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding Revenue Bonds, Series A, 5.00%, 07/01/22	250,000	173,993
Puerto Rico Electric Power Authority, Electric Lights & Power Improvements, Revenue Bonds, Series RR, Callable 07/01/15 @ 100, (AGM), 5.00%, 07/01/20	500,000	488,640
Puerto Rico Electric Power Authority, Electric Lights & Power Improvements, Revenue Bonds, Series XX, Callable 07/01/15 @ 100, (OID), 5.25%, 07/01/35	250,000	155,760
Puerto Rico Electric Power Authority, Electric Lights & Power Improvements, Revenue Bonds, Series CCC, Callable 07/01/20 @ 100, 5.00%, 07/01/28	250,000	161,720
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series U, Callable 07/01/22 @ 100, (Commonwealth Guaranteed), 5.25%, 07/01/23	100,000	74,372
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series U, (Commonwealth Guaranteed), 5.00%, 07/01/22	185,000	139,368
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series M, (Commonwealth Guaranteed), 6.25%, 07/01/31	945,000	701,549

HIGH YIELD TAX FREE BOND FUND	29

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

Puerto Rico (cont.)
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series M, (Commonwealth Guaranteed), 6.00%, 07/01/20	$100,000	$82,279
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series U, (Commonwealth Guaranteed), 5.00%, 07/01/21	180,000	139,241
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series P, Callable 06/01/14 @ 100, (Commonwealth Guaranteed), 7.00%, 07/01/25	250,000	215,933
Puerto Rico Public Buildings Authority, Public Improvements, Revenue Bonds, Callable 07/01/14 @ 100, (Commonwealth Guaranteed) (OID), 5.25%, 07/01/33	545,000	355,100
Puerto Rico Public Buildings Authority, Economic Improvements, Revenue Bonds, Series N, Callable 07/01/17 @ 100, (Commonwealth Guaranteed), 5.50%, 07/01/20	235,000	191,330
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series P, Callable 07/01/19 @ 100, (Commonwealth Guaranteed) (OID), 6.25%, 07/01/26	460,000	355,083
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series U, Callable 07/01/22 @ 100, (Commonwealth Guaranteed) (OID), 5.25%, 07/01/42	825,000	505,849
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series Q, Callable 07/01/14 @ 100, (Commonwealth Guaranteed), 6.00%, 07/01/38	100,000	68,273
Puerto Rico Public Buildings Authority, Refunding Revenue Bonds, Series P, Callable 07/01/19 @ 100, (Commonwealth Guaranteed) (OID), 6.75%, 07/01/36	240,000	179,846
Puerto Rico Sales Tax Financing Corp, Public Improvements, Revenue Bonds, Subseries A, Callable 02/01/20 @ 100, (OID), 5.25%, 08/01/30	100,000	73,663
Puerto Rico Sales Tax Financing Corp, Public Improvements, Revenue Bonds, Subseries C, Callable 08/01/20 @ 100, (OID), 5.38%, 08/01/36	750,000	534,885
Puerto Rico Sales Tax Financing Corp, Public Improvements, Revenue Bonds, Subseries A, Callable 08/01/19 @ 100, (OID), 5.75%, 08/01/37	20,000	14,840
Puerto Rico Sales Tax Financing Corp, Public Improvements, Revenue Bonds, Subseries A, Callable 02/01/20 @ 100, 4.88%, 08/01/24	250,000	211,935
		9,298,569

30	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

Rhode Island 1.64%
Rhode Island Housing & Mortgage Finance Corp., Refunding Revenue Bonds, Callable 04/01/21 @ 100, 4.10%, 10/01/37	$155,000	$141,659
Rhode Island Housing & Mortgage Finance Corp., State Single-Family Housing, Revenue Bonds, Series 5, Callable 04/01/22 @ 100, 3.45%, 04/01/35	235,000	185,988
Rhode Island Housing & Mortgage Finance Corp., Refunding Revenue Bonds, Callable 04/01/21 @ 100, 3.45%, 04/01/26	500,000	473,965
Rhode Island Housing & Mortgage Finance Corp., Refunding Revenue Bonds, Series 1, Callable 04/01/20 @ 100, 5.88%, 10/01/51	250,000	258,462
Rhode Island Housing & Mortgage Finance Corp., Refunding Revenue Bonds, Series 1, Callable 04/01/20 @ 100, 5.38%, 10/01/35	215,000	216,281
Rhode Island Student Loan Authority, Refunding Revenue Bonds, Series A, Callable 12/01/19 @ 100, 6.35%, 12/01/30	500,000	526,280
Rhode Island Turnpike & Bridge Authority, Highway Improvements, Revenue Bonds, Series A, Callable 12/01/20 @ 100, (OID), 5.00%, 12/01/39	35,000	35,079
		1,837,714

South Carolina 0.27%
South Carolina Jobs-Economic Development Authority, Refunding Revenue Bonds, Callable 08/01/19 @ 100, (OID), 5.75%, 08/01/39	50,000	51,703
South Carolina Jobs-Economic Development Authority, Refunding Revenue Bonds, Callable 08/01/14 @ 100, (OID), 5.75%, 08/01/36	250,000	252,825
		304,528

Tennessee 0.19%
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Public Improvements, Revenue Bonds, Series A-1, Callable 07/01/20 @ 100, 5.00%, 07/01/26	200,000	217,272

Texas 5.70%
City of Houston, Refunding Revenue Bonds, Series A, Callable 09/01/21 @ 100, 5.25%, 09/01/29	500,000	512,625
Fort Bend Grand Parkway Toll Road Authority, Refunding Revenue Bonds, Callable 03/01/22 @ 100, 4.00%, 03/01/46	250,000	206,770
Harris County Cultural Education Facilities Finance Corp., Refunding Revenue Bonds, Callable 10/01/19 @ 100, (OID), 4.75%, 10/01/25	175,000	184,595

HIGH YIELD TAX FREE BOND FUND	31

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

Texas (cont.)
Harris County Cultural Education Facilities Finance Corp., Refunding Revenue Bonds, Callable 11/15/22 @ 100, 5.00%, 11/15/37	$1,450,000	$1,422,174
Harris County Cultural Education Facilities Finance Corp., Refunding Revenue Bonds, 5.00%, 10/01/19	100,000	114,370
North Texas Tollway Authority, Refunding Revenue Bonds, Callable 01/01/21 @ 100, (OID), 6.00%, 01/01/38	100,000	108,719
North Texas Tollway Authority, Refunding Revenue Bonds, Series F, Callable 01/01/16 @ 100, 6.13%, 01/01/31	1,250,000	1,313,162
San Antonio Public Facilities Corp., Public Improvements, Refunding Revenue Bonds, Callable 09/15/22 @ 100, (OID), 4.00%, 09/15/42	250,000	205,955
Tarrant County Cultural Education Facilities Finance Corp., Hospital Improvements, Revenue Bonds, Series B, (OID), 4.50%, 09/01/19	100,000	108,555
Tarrant County Cultural Education Facilities Finance Corp., Hospital Improvements, Revenue Bonds, Series B, Callable 09/01/14 @ 100, (OID), 5.38%, 09/01/30	1,000,000	1,011,300
Tarrant County Cultural Education Facilities Finance Corp., Hospital Improvements, Revenue Bonds, Series B, Callable 09/01/19 @ 100, (OID), 5.13%, 09/01/25	100,000	106,000
Tarrant County Health Facilities Development Corp., Hospital Improvements, Revenue Bonds, 5.00%, 12/01/16	50,000	55,647
Tarrant County Health Facilities Development Corp., Hospital Improvements, Revenue Bonds, Callable 12/01/19 @ 100, 5.00%, 12/01/23	100,000	109,047
Texas A&M University, Refunding Revenue Bonds, Series B, Callable 05/15/20 @ 100, 5.00%, 05/15/39	100,000	103,740
Texas State Public Finance Authority Charter School Finance Corp., Refunding Revenue Bonds, Series A, Callable 02/15/14 @ 100, (ACA), 5.00%, 02/15/36	900,000	810,873
		6,373,532

Utah 0.38%
University of Utah, University & College Improvements, Revenue Bonds, Series A, Callable 08/01/23 @ 100, 5.00%, 08/01/43	250,000	258,837
Utah Housing Corp., State Single-Family Housing, Revenue Bonds, Series A1 , Callable 01/01/21 @ 100, 5.25%, 01/01/25	60,000	61,844
Utah Housing Corp., State Single-Family Housing, Revenue Bonds, Series A1 , Callable 01/01/21 @ 100, 5.75%, 01/01/33	100,000	103,625
		424,306

32	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

Vermont 0.19%
Vermont Housing Finance Agency, State Multi-Family Housing, Revenue Bonds, Series B, Callable 08/15/22 @ 100, 3.75%, 08/15/37	$245,000	$210,786

Virgin Islands 0.09%
Virgin Islands Public Finance Authority, Refunding Revenue Bonds, Callable 10/01/19 @ 100, 5.00%, 10/01/25	100,000	102,802

Virginia 0.18%
Virginia Housing Development Authority, State Single-Family Housing, Revenue Bonds, Series E, Callable 04/01/20 @ 100, (GO OF AUTH), 4.50%, 10/01/45	215,000	203,525

Washington 2.02%
Spokane Public Facilities District, Public Improvements, Revenue Bonds, Series A, Callable 06/01/23 @ 100, 5.00%, 05/01/43	1,000,000	978,840
Washington Health Care Facilities Authority, Revenue Bonds, Callable 11/01/19 @ 100, 5.00%, 11/01/28	250,000	259,040
Washington Health Care Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 10/01/19 @ 100, (OID), 5.63%, 10/01/38	500,000	524,770
Washington State Housing Finance Commission, State Single-Family Housing, Revenue Bonds, Series 2N, Callable 06/01/19 @ 100, (Freddie Mac) (Fannie Mae) (Ginnie Mae), 4.70%, 06/01/36	500,000	499,290
		2,261,940

West Virginia 0.42%
West Virginia Hospital Finance Authority, Hospital Improvements, Revenue Bonds, Series A, Callable 09/01/19 @ 100, (OID), 5.63%, 09/01/32	200,000	203,808
West Virginia Hospital Finance Authority, Hospital Improvements, Revenue Bonds, Series A, 5.00%, 09/01/19	250,000	261,880
		465,688

Wisconsin 1.20%
Wisconsin Health & Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 08/15/16 @ 100, 5.25%, 08/15/18	400,000	428,856

HIGH YIELD TAX FREE BOND FUND	33

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

Wisconsin (cont.)
Wisconsin Health & Educational Facilities Authority, Hospital Improvements, Revenue Bonds, Callable 08/15/16 @ 100, 5.25%, 08/15/31	$100,000	$97,748
Wisconsin Housing & Economic Development Authority, State Multi-Family Housing, Revenue Bonds, Series A, Callable 05/01/20 @ 100, (GO OF AUTH) (OID), 5.63%, 11/01/35	100,000	105,503
Wisconsin State Health & Educational Facilities Authority Revenue, Refunding Revenue Bonds, Callable 04/15/15 @ 100, (OID), 5.63%, 04/15/33	100,000	102,194
Wisconsin State Health & Educational Facilities Authority Revenue, Refunding Revenue Bonds, Series A, Callable 07/15/21 @ 100, (AGM), 5.00%, 07/15/27	600,000	612,054
		1,346,355
Total Municipal Bonds
(Cost $116,773,090)		111,047,327

Total Investments — 99.28%
(Cost $116,773,090)		111,047,327
Other Assets in Excess of Liabilities — 0.72%		803,127

NET ASSETS — 100.00%		$111,850,454

ACA - Insured by ACA Financial Guaranty Corp.

AGM - Assured Guaranty Municipal Corp.

AMBAC - American Municipal Bond Assurance Corp.

BHAC-CR - Berkshire Hathaway Assurance Corp. Custodial Receipts

CIFG - Capitalized Interest Financial Guaranty

FGIC - Financial Guaranty Insurance Co.

FHA - Insured by Federal Housing Administration.

GO - General Obligation

GTD - Guaranteed

INS - Insured

MBIA - Municipal Bond Insurance Association

NATL-RE - Insured by National Public Finance Guarantee Corp.

OID - Original Issue Discount

TCRS - Transferable Custodial Receipts

*	Aggregate cost for federal income tax purposes is $116,775,650 and net unrealized depreciation consists of:

Gross unrealized appreciation	$2,641,151
Gross unrealized depreciation	(8,369,474)
Net unrealized depreciation	$(5,728,323)

See accompanying notes to financial statements.

34	SPIRIT OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES	DECEMBER 31, 2013

ASSETS
Investments in securities at value (cost $116,773,090) (Note 1)	$111,047,327
Receivable for Fund shares sold	15,144
Dividends and interest receivable	1,672,235
Prepaid expenses	1,706
TOTAL ASSETS	112,736,412

LIABILITIES
Line of credit payable	526,274
Payable for Fund shares redeemed	123,924
Payable for investment advisory fees	30,076
Payable for accounting and administration fees	33,261
Payable for distributions to shareholders	70,990
Payable for distribution fees (Note 3)	14,620
Payable to custodian	3,072
Payable for audit fees	21,000
Payable for printing fees	25,923
Payable for transfer agent fees	16,848
Other accrued expenses	19,970
TOTAL LIABILITIES	885,958
NET ASSETS	$111,850,454
Net assets applicable to 12,578,438 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$111,850,454
Net asset value and redemption price per share ($111,850,454 ÷ 12,578,438 shares)	$8.89
Maximum offering price per share ($8.89 ÷ 0.9525)	$9.34

SOURCE OF NET ASSETS
As of December 31 2013, net assets consisted of:
Paid-in capital	$123,148,905
Accumulated net realized loss on investments	(5,572,688)
Net unrealized appreciation (depreciation) on investments	(5,725,763)
NET ASSETS	$111,850,454

See accompanying notes to financial statements.

HIGH YIELD TAX FREE BOND FUND	35

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Interest	$6,891,519
TOTAL INVESTMENT INCOME	6,891,519

EXPENSES
Investment Advisory fees (Note 3)	884,505
Distribution fees (Note 3)	221,126
Accounting and Administration fees	167,872
Auditing fees	24,200
Chief Compliance Officer salary (Note 3)	6,139
Custodian fees	13,152
Directors’ fees	15,866
Insurance expense	47,327
Legal fees	21,626
Printing expense	58,400
Registration fees	30,073
Transfer Agent fees	121,714
Line of credit fees	4,455
Other expenses	16,148
TOTAL EXPENSES	1,632,603
Fees waived and reimbursed by Adviser (Note 3)	(301,815)
NET EXPENSES	1,330,788
NET INVESTMENT INCOME	5,560,731

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss from investment transactions	(5,047,307)
Net change in unrealized appreciation/depreciation of investments	(15,484,348)
Net realized and unrealized loss on investments	(20,531,655)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(14,970,924)

See accompanying notes to financial statements.

36	SPIRIT OF AMERICA

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012

OPERATIONS
Net investment income	$5,560,731	$5,243,996
Net realized gain (loss) on investment transactions	(5,047,307)	956,102
Net change in unrealized appreciation/depreciation of investments	(15,484,348)	4,024,487
Net increase (decrease) in net assets resulting from operations	(14,970,924)	10,224,585

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investments income	(5,560,731)	(5,243,996)
Total distributions to shareholders	(5,560,731)	(5,243,996)

CAPITAL SHARE TRANSACTIONS (Dollar Activity)
Shares sold	41,475,811	63,907,954
Shares issued from reinvestment of distributions	3,448,538	3,378,564
Shares redeemed	(69,335,211)	(17,951,481)
Increase (decrease) in net assets derived from capital share transactions	(24,410,862)	49,335,037
Total increase (decrease) in net assets	(44,942,517)	54,315,626

NET ASSETS
Beginning of year	156,792,971	102,477,345
End of year	$111,850,454	$156,792,971

Transactions in capital stock were:
Shares sold	4,196,372	6,370,398
Shares issued from reinvestment of distributions	366,114	336,946
Shares redeemed	(7,533,143)	(1,792,140)
Increase (decrease) in shares outstanding	(2,970,657)	4,915,204

See accompanying notes to financial statements.

HIGH YIELD TAX FREE BOND FUND	37

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the year presented.

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Net Asset Value, Beginning of Year	$10.08	$9.64	$9.04	$9.31	$7.59

Income from Investment Operations:
Net investment income	0.36	0.41 [1]	0.49 [1]	0.51 [1]	0.55
Net realized and unrealized gain (loss) on investments	(1.19)	0.44	0.60	(0.27)	1.73
Total from investment operations	(0.83)	0.85	1.09	0.24	2.28

Less Distributions:
Distributions from net investment income	(0.36)	(0.41)	(0.49)	(0.51)	(0.56)
Total distributions	(0.36)	(0.41)	(0.49)	(0.51)	(0.56)

Net Asset Value, End of Year	$8.89	$10.08	$9.64	$9.04	$9.31
Total Return[2]	(8.39)%	8.91%	12.41%	2.44%	30.78%

Ratios/Supplemental Data:
Net assets, end of year (000)	$111,850	$156,793	$102,477	$90,254	$67,929
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.11%	1.15%	1.20%	1.22%	1.41%
After expense reimbursement or recapture	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	3.78%	4.01%	5.28%	5.32%	6.22%
Portfolio turnover	19.31%	12.92%	23.10%	8.66%	5.87%

1 Calculated based on the average number of shares outstanding during the period.

2 Calculation does not reflect sales load.

See accompanying notes to financial statements.

38	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS	DECEMBER 31, 2013

Note 1 – Significant Accounting Policies

Spirit of America High Yield Tax Free Bond Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc. (the “Company”), is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Fund commenced operations on February 29, 2008. The Fund seeks high current income that is exempt from federal income tax, investing at least 80% of its assets in municipal bonds. The Fund offers one class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

• Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

HIGH YIELD TAX FREE BOND FUND	39

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2013

The summary of inputs used to value the Fund’s net assets as December 31, 2013 is as follows:

High Yield Tax Free Bond Fund

Valuation Inputs
Level 1 – Quoted Prices	$—
Level 2 – Other Significant Observable Inputs*	111,047,327
Level 3 – Significant Unobservable Inputs	—

Total Market Value of Investments	$111,047,327

* Security Types as defined in the Schedule of Investments

During the year ended December 31, 2013, the Fund recognized no transfers to/from Level 1 or Level 2. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes. Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Federal Income Taxes: The Fund intends to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

E. Use of Estimates: In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income distributions will be declared daily and paid monthly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares.

Note 2 – Purchases and Sales of Securities

During the year ended December 31, 2013, the Fund recognized no transfers to/from Level 1 or Level 2. The Fund recognizes tranf

Note 3 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.60% of the Fund’s average daily net assets. Investment advisory fees for the year ended December 31, 2013 were $884,505.

40	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2013

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses will not exceed 0.90% of the average daily net assets of the Fund through April 30, 2014. For the year ended December 31, 2013, the Adviser reimbursed the Fund $301,815.

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. The balance of recoverable expenses to the Adviser as of December 31, 2013 was $912,406. Of this balance, $290,233 will expire in 2014, $320,358 will expire in 2015, and $301,815 will expire in 2016.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”) a monthly fee of 1/12 of 0.15% of the Funds average daily net assets for the Distributor’s services and expenses in distributing shares of the Fund and providing personal services and/or maintaining shareholder accounts. For the year ended December 31, 2013, fees paid to the Distributor under the Plan were $221,126.

The Fund’s shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the year ended December 31, 2013, sales charges received by the Distributor were $1,906,490. A contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase. Certain redemptions made within seven years of purchase are subject to a CDSC, in accordance with the Fund’s current prospectus.

Certain Officers and Directors of the Company are “affiliated persons,” as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $3,500, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the year ended December 31, 2013, the Fund was allocated $6,139 of the Chief Compliance Officer’s salary.

Note 4 – Concentration and Other Risks

The Fund’s performance could be adversely affected by interest rate risk, which is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

The Fund may be affected by credit risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. This risk may be greater to the extent that the Fund may invest in junk bonds.

The Fund may be affected by credit risk of lower grade securities, which is the possibility that municipal securities rated below investment grade, or unrated of similar quality, (frequently called “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade municipal securities. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative

HIGH YIELD TAX FREE BOND FUND	41

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2013

in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the

Fund may lose its entire investment in those securities.

Other risks include income risk, liquidity risk, municipal project specific risk, municipal lease obligation risk, zero coupon securities risk, market risk, manager risk, taxability risk, state-specific risk and exchange traded funds risk.

Note 5 – Federal Income Taxes

The tax character of distributions paid during the years ended December 31, 2013 and 2012 were as follows:

Tax Basis Distributions

	Ordinary Income	Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions
12/31/2013	$38,584	$5,522,147	$—	$5,560,731
12/31/2012	$293,885	$4,950,111	$—	$5,243,996

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

At December 31, 2013, the components of accumulated earnings (losses) for the Fund on a tax basis were as follows:

Capital Loss Carryforward	$(4,475,572)
Deferred Post-October Losses	(1,094,556)
Unrealized depreciation	(5,728,323)

Total accumulated earnings (losses)	$(11,298,451)

As of December 31, 2013, the Fund had net capital loss carryforwards for federal income tax purposes of $4,475,572, of which $522,821 is available to reduce future required distributions of net capital gains to shareholders through the year 2017. The remaining capital loss carryforward is not subject to expiration and retains the character as follows:

	Short-Term	Long-Term	Total
Capital Loss Carryforward not subject to expiration	$1,998,047	$1,954,704	$3,952,751

Management has analyzed the Fund’s tax positions taken on federal income tax returns for the four year period ended December 31, 2013, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

42	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2013

Note 6 – Line of Credit

During the fiscal year ended December 31, 2013, the Spirit of America Funds each respectively entered into an agreement with The Huntington National Bank, the custodian of the Funds’ investments, to open secured lines of credit, all expiring on May 27, 2014. Borrowing under this agreement bear interest at LIBOR plus 1.500%. Maximum borrowings for each Fund are lesser of $3,000,000 or 30% of the Fund’s daily market value.

High Yield Tax Free Bond Fund
Total available bank line of credit as of December 31, 2013	$3,000,000
Average borrowings during days outstanding	350,691
Number of days outstanding*	42
Average interest rate during period	1.680%
Highest balance drawn during period	1,552,514
Highest balance interest rate	1.695%
Interest rate at December 31, 2013	1.667%

*	Number of days outstanding represents the total days during the period ended December 31, 2013 that the Fund utilized the line of credit.

Note 7 – Other Matters

On May 27, 2011, FINRA filed a complaint against DLA, the Fund’s principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). More specifically, FINRA alleged that DLA failed to conduct adequate due diligence, thereby leaving it without a reasonable basis for recommending customer purchases of Apple REIT, in addition to using false, exaggerated and misleading statements regarding the performance of earlier closed

Apple REITs. In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securities. In January 2012, FINRA amended its complaint to add David Lerner as an individual respondent and alleged violations of Section 17(a) of the Securities Act of 1933, as amended, including allegations of false, exaggerated and misleading communications to the public, through customer correspondence and investment seminars, about the investment returns, market values, performance of earlier closed Apple REITs as well as allegations of untrue statements and/or omitted material facts concerning the prior performance, steady distribution rates, unchanging valuations, and prospects of the earlier closed Apple REITs and/or Apple REIT. On October 22, 2012, DLA and Mr. Lerner settled the foregoing FINRA action involving Apple REITsecurities. Without admitting or denying the allegations, in connection with the settlement, DLA and Mr. Lerner each agreed, among other things, to pay a fine; and Mr. Lerner agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of one year and in any principal capacity for a period of two years, in each case beginning on November 19, 2012. The fines and suspensions do not involve any of the Funds or the Adviser. On April 3, 2013, the class action complaints were dismissed, with prejudice, in their entirety. On April 12, 2013, plaintiffs filed a notice of appeal of the class action dismissal. DLA expects the Court of Appeals of the Second Circuit to affirm the dismissal although there cannot be any assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of their claims against DLA and/or David Lerner that such outcome would not materially affect DLA’s ability to act as the Fund’s principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Neither the Adviser nor any of the Funds was a party to

HIGH YIELD TAX FREE BOND FUND	43

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2013

any of the investigations or actions listed in this section.

Note 8 – Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no events that require recognition or disclosure in the financial statements.

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Exempt Interest Dividends

For the period ended December 31, 2013, in accordance with the Internal Revenue Code 852 (b)(5), the Fund qualifies to designate $5,522,147 as exempt-interest dividends. Shareholders may treat these distributions as excludable from gross income per Internal Revenue Code 103(a).

Qualified Interest Income

For the year ended December 31, 2013, 100% of the distributions paid by the Fund from ordinary income are designated as qualified interest income pursuant to The American Jobs Creation Act of 2004.

44	SPIRIT OF AMERICA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Spirit of America High Yield Tax Free Bond Fund and Board of Directors Spirit of America Investment Fund, Inc.

Syosset, New York

We have audited the accompanying statement of assets and liabilities of the Spirit of America High Yield Tax Free Bond Fund (the “Fund”), a series of shares of beneficial interest in Spirit of America Investment Fund, Inc., including the schedule of investments as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of

the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Spirit of America High Yield Tax Free Bond Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 26, 2014

HIGH YIELD TAX FREE BOND FUND	45

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT	DECEMBER 31, 2013

Approval of the Investment Advisory Agreement (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the continuance of a registered management investment company’s investment advisory agreement be approved annually by both the board of directors and also by a majority of its directors who are not parties to the investment advisory agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Directors”). At a meeting held on December 3, 2013, the Board of Directors (the “Board” or “Directors”) of Spirit of America Investment Fund, Inc. (the “Company”) met in person (the “Meeting”) to, among other things, consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between Spirit of America Management Corp. (the “Adviser”) and the Company, on behalf of Spirit of America Real Estate Income and Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America High Yield Tax Free Bond Fund, Spirit of America Income Fund, and Spirit of America Income & Opportunity Fund (collectively, the “Funds”). At the Meeting, the Board including the Independent Directors, voting separately approved the Advisory Agreement after determining that the Adviser’s compensation, pursuant to the terms of the Advisory Agreement, would be fair and reasonable and concluded that the approval of the Advisory Agreement would be in the best interest of the Funds’ shareholders. The Board’s approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the Meeting and at prior meetings of the Board, including the factors described below.

As part of the approval process and oversight of the advisory relationship, counsel to the Independent Directors (“Independent Counsel”) sent an information request letter to the Adviser seeking certain relevant information and the Directors received, for their review in advance of the Meeting, the Adviser’s responses. In addition, the Directors were provided with the opportunity to request additional materials. In advance of the Meeting, the Board including the Independent Directors, requested and received materials provided by the Adviser and Independent Counsel, including, among other things, the following: (i) Independent Counsel’s 15c questionnaire and the responses provided by the Adviser; (ii) comparative information on the investment performance of the Funds, relevant indices and Lipper category peer funds as of September 30, 2013 in the form of reports generated by Strategic Insight Simfund/MF Desktop; (iii) graphs of fee comparisons for the minimum fee, maximum fee, average fee and median fee in the form of reports generated by the Funds’ administrator; (iv) graphs of performance comparisons for the minimum performing fund, the maximum performing fund, average performing fund and median performing fund for the one year, three years, five years and since inception time periods in the form of reports generated by the Funds’ administrator; (v) arrangements with respect to the distribution of the Funds’ shares; (vi) the allocation of the Funds’ brokerage, the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics and the structure and responsibilities of the Adviser’s compliance departments; (vi) the profitability of the Funds’ investment advisory business to the Adviser taking into account both advisory fees and any other potential direct or indirect benefits; (vii) the Form ADV of the Adviser; and (viii) a memorandum from Independent Counsel regarding the responsibilities of the Independent Directors related to the approval of the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreement, the Board, including the Independent Directors, requested, reviewed

46	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2013

and considered materials furnished by the Adviser and questioned personnel of the Adviser, including the Funds’ portfolio managers, regarding, among other things, the personnel, each Fund’s performance, operations and financial condition of the Adviser. Among other information, the Board, including the Independent Directors, requested and was provided information regarding:

•	The investment performance of each Fund over various time periods both by itself and in relation to relevant indices;

•	The fees charged by the Adviser for investment advisory services, as well as the compensation received by the Adviser and its affiliates;

•	The waivers of fees and reimbursements of expenses at times by the Adviser under the Operating Expenses Agreement;

•	The investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers;

•

The investment management staffing and the experience of the investment advisory, administrative and other personnel providing services to the Funds and the historical quality of the services provided by the Adviser; and

•

The profitability to the Adviser of managing and its affiliate distributing the Funds and the methodology in allocating expenses to the management of the Funds, and a verbal update of balance sheet information for a more recent period than December 31, 2012.

At the Meeting, Independent Counsel also referred to the Gartenberg Memorandum which had been distributed to each Director in advance of the Meeting, outlining the legal standards applicable to the Independent Directors under the 1940 Act with respect to the approval of the continuation of the Investment Advisory Agreement on behalf of each of the Funds. In addition, the Independent Directors met at length with Independent Counsel in executive session, outside the presence of Company management, to discuss the materials provided by the Adviser and to consider any additional questions they had of the Adviser.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Investment Advisory Agreement:

1. Nature, Extent, and Quality of Services.

The Board, including the Independent Directors, considered the nature, quality and extent of advisory, administrative and shareholder services performed by the Adviser, including: regulatory filings and disclosure to shareholders, general oversight of the service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent Directors, in their capacity as directors and other services. The Board, including the Independent Directors, noted the increased responsibilities of the Adviser in response to an increasingly regulated industry. The Board, including the Independent Directors, concluded that the services are extensive in nature, that the Adviser delivered a high level of service to each Fund and that the Adviser is positioned to continue providing such quality of service in the future.

2. Investment Performance of the Funds and the Adviser.

The Board, including the Independent Directors, considered short-term and long-term investment performance for the Funds over various periods of time as compared to both relevant indices and the performance of such Funds’ peer groups, and concluded that each Fund was delivering reasonable performance

HIGH YIELD TAX FREE BOND FUND	47

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2013

results, especially over the long-term, consistent with the conservative investment strategies that the Funds pursue.

3. Costs of Services and Profits Realized by the Adviser.

a. The Board, including the Independent Directors, considered the information provided by Strategic Insight Simfund/MF Desktop, as well as the comparative graphs provided by HASI, regarding each Fund’s management fee rate and overall expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by the Adviser to other accounts. The Board viewed favorably the current and historic willingness of the Adviser to limit the overall expense ratios of the Funds. Recognizing that the fees paid by the Funds were higher than some of the comparable funds and higher than the medians in their peer groups, the Board nonetheless noted that the fees were still close enough to the median and that several peer funds had higher fees. The Board noted that although higher, the fees were not unreasonable.

b. Profitability and Costs of Services to the Adviser. The Board, including the Independent Directors, considered estimates of the Adviser’s profitability and costs attributable to the Funds. The Board recognized that increased fixed costs, particularly legal and audit fees in response to increasing regulations, have a greater impact on small fund families, such as the Funds, than on larger fund complexes. Given this, the Board recognized that the Funds’ overall expenses compare unfavorably to some funds identified as peers. The Board also considered whether the amount of the Adviser’s profit is a fair profit for the management of the Funds and noted that the Adviser has devoted a large amount of its resources into the Funds over the years. The Board noted that the profitability as stated by the Adviser for 2013 was considerably higher than previous years. Mr. Chodosh explained that the expense sharing arrangement between the Adviser and DLA had changed as a result of the FINRA complaint, although DLA was not required to do so with respect to the Adviser. The modified expense sharing arrangement excluded many soft costs that were previously included. He further reported that the fund by fund expense analysis is the same as previous years. The Board, including the Independent Directors, concluded that the Adviser’s profitability was at a fair and acceptable level, particularly in light of the quality of the services being provided to the Funds, and bore a reasonable relationship to the services rendered. Mr. Chodosh added that he would provide the Board with a restatement of the profitability based on the expense sharing arrangements in place for 2012 which would make the profitability lower for 2013, and more in line with previous years.

4. Extent of Economies of Scale as the Funds Grow.

The Board, including the Independent Directors, considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. Given the size of each Fund, the Board did not believe that significant (if any) economies of scale have been achieved at this time.

5. Whether Fee Levels Reflect Economies of Scale.

The Board took into consideration that the Adviser does not currently offer breakpoints in its fees that would otherwise allow investors to benefit directly from economies of scale in the form of lower fees as fund assets grow. However, the Board, including the Independent Directors, did consider enhancements in personnel and services provided to the Funds by the Adviser, without an increase in fees. The Board also noted that few of the Funds’ peers

48	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2013

offered breakpoints despite having significantly more assets under management. The Board stated that they would continue to review this in future years as the Funds’ assets grow.

6. Other Relevant Considerations.

a. Personnel and Methods. The Board, including the Independent Directors, reviewed the Adviser’s Form ADV and questioned the Adviser regarding the size, education and experience of the staff of the Adviser, its fundamental research capabilities, approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that these enable them to provide a high level of service to the Funds. The Board also considered the history, reputation, qualifications and background of the Adviser as well as the qualifications of its personnel.

b. The Board, including the Independent Directors, also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Funds, including the benefits received by the affiliated distributor. The Board concluded that potential “fall-out”

benefits that the Adviser and its affiliates may receive, such as greater name recognition or increased ability to obtain research services (although the Board noted that the Adviser currently does not use soft dollars to obtain research services), appear to be reasonable, and may in some cases benefit the Funds.

Conclusions. The Board, including the Independent Directors, did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Funds’ surrounding circumstances. Each Independent Director gave the weight to each factor that he deemed appropriate in his own judgment. The Independent Directors considered the renewal of the Investment Advisory Agreement on a Fund-by-Fund basis and determined that the renewal of the Investment Advisory Agreement was in the best interests of the shareholders of each Fund. The Independent Directors also determined that the fees charged to each Fund for the services provided were reasonable. Therefore, the Board, including the Independent Directors, determined that continuation of the Investment Advisory Agreement was in the best interests of each Fund.

HIGH YIELD TAX FREE BOND FUND	49

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling 516-390-5565.

Name, (Age) and Address[1] Position(s) with the Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

INTERESTED DIRECTORS
David Lerner[3] (77) Director, Chairman of the Board, President	Since 1998	Founder of David Lerner Associates, Inc. and President until November 19, 2012. David Lerner Associates, Inc. is a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	5	Director of Spirit of America Management Corp., the Company’s investment adviser; Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

Daniel Lerner[3] (52) Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	5	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

INDEPENDENT DIRECTORS
Allen Kaufman (77) Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.[4]	5	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune (77) Lead Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	5	Director of Freight Management Systems, Inc.

Richard Weinberger (77) Director	Since 2005	Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, since January 2005 to March 2011; Shareholder, Ballon Stoll Bader & Nadler, P.C., January 2000 to December 2004.	5	None.

OFFICERS
David Lerner President (see biography above)

Alan P. Chodosh (60) Treasurer and Secretary	Since 2003 (Treasurer) Since 2005 (Secretary)	Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. since June 1999.	N/A	N/A

Joseph Pickard (53) Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to the Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

1	All addresses are in c/o Spirit of America Investment Fund, Inc., 477 Jericho Turnpike, Syosset, New York 11791.

2	Each Director serves for an indefinite term, until his successor is elected.

3	David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser, and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.

4	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” Director because the insurance services are less than $120,000 in value.

50	SPIRIT OF AMERICA

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America High Yield Tax Free Bond Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30 are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Shareholder Services

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, OH 43219

Independent Registered Public Accounting Firm

Tait Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Counsel

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

For additional information about the Spirit of America High Yield Tax Free Bond Fund, call (800) 452-4892 or (610) 382-7819.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, risks, policies, expenses, and other information.

©Copyright 2013 Spirit of America        SOAHY-AR13

ANNUAL REPORT

DECEMBER 31, 2013

MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

We are pleased to send you the 2013 Annual Report for the Spirit of America Income Fund, (the “Fund”). The Fund began operations on December 31, 2008. It is our flagship fund; the largest fund in the Spirit of America Family.

As 2013 comes to an end, we couldn’t be more proud and excited about the progress of this fund over its 5 year existence. Although past performance is no guarantee of future results, the Spirit of America Income Fund has met and exceeded our goals. In a year of rising interest rates we are proud of the comparative performance of the fund.

We firmly maintain our philosophy that striving for the optimal balance between yield and risk will continue to position us to achieve long term success. Our dedication to providing our investors with a fund that will merit their long term commitment and satisfaction has never been stronger. Now is an excellent time to team up with your Investment Counselor to evaluate your portfolio and make sure you are properly positioned to achieve your investment goals.

Your support is sincerely appreciated and we look forward to your continued confidence in the Spirit of America Income Fund.

Sincerely,

David Lerner	William Mason
President	Portfolio Manager
Spirit of America Investment Fund, Inc

INCOME FUND	1

MANAGEMENT DISCUSSION

Economic Summary

The Federal Reserve announced in December that it would slow its policy of quantitative easing. The pace of its asset purchases was reduced modestly from $85 billion a month to $75 billion a month.

The Federal Reserve first introduced the idea of tapering earlier in 2013. At its mid-year meeting in June, the Federal Reserve’s policymaking Federal Open Market Committee made no change in the central bank’s easy money stance; however Chairman Ben Bernanke’s comments following the meeting indicated that the Federal Reserve may reduce the pace of monetary stimulus sooner than expected.

Payrolls in December increased at the slowest pace since January 2011. This indicates a pause in the recent strength of the labor market. The unemployment rate dropped to 6.7%, the lowest level since October 2008, as more people left the labor force. The labor force participation rate was down from 63% to 62.8%, the lowest rate in more than three and a half decades.

In December the Bureau of Economic Analysis released a revised rate of growth for the U.S. real gross domestic product (GDP) of 4.1% for the third quarter of 2013. This is up from the previous estimate of a 3.6% growth rate. The results are a gain over the second quarter’s 2.5% GDP growth.

Market Commentary

The year saw a decline in municipal bond prices. During 2013 the Municipal Market Data (MMD) Taxable 30-year AAA yield went from a 3.80 on January 2, 2013 to a 4.78 on December 31, 2013. At the same time, the 30-year US Treasury bond yield went from a 3.04 on January 2, 2013 to a 3.97 on December 31, 2013.

Over the period from January 2, 2013 through December 31, 2013 the S&P 500 Index had a total return of 26.3905%. The Fund began purchasing Master Limited Partnerships (MLPs) in 2013. The Alerian MLP Index (AMZ) had a total return of 15.9790% for the period of January 2, 2013 through December 31, 2013. The Alerian MLP Index is a capitalization-weighted composite of 50 energy MLPs that provides an unbiased, comprehensive benchmark for the MLP asset class.

Fund Summary

The Spirit of America Income Fund, (SOAIX) (the “Fund”) is the largest fund of the Spirit of America Family of Funds in assets under management. The Fund’s objective is to seek high current income. The emphasis of the Fund is focused on investing in a diversified portfolio of taxable municipal bonds, income producing convertible securities, high yield U.S. corporate bonds, preferred stocks, collateralized mortgage obligations, and MLPs.

During the beginning of year we began purchasing MLPs. An MLP is a type of limited partnership that is publically traded. MLPs are typically engaged in the transport, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. We have seen value in MLPs, particularly in the Midstream segment, which involves storage, transportation, and processing.

At the end of the 2013, the Fund had over 63% of its assets in taxable municipal bonds, over 12% in preferred stock, over 10% in corporate bonds, and over 12% in MLPs. We remain diligent in our approach to the market. Here at Spirit of America each and every credit goes through vigorous credit analysis and we have a wealth of knowledge and experience in trading.

2	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (CONT.)

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model.

We invest the old fashioned way – utilizing hard work, intensive research, and intuitive decisions. Our decisions are based on experience. When we began the Fund, we felt the environment was favorable to start an income fund and while past performance is no guarantee of future results; our results have validated that belief.

Return Summary

During the year yields rose on both the long U.S. Treasury bond and the Taxable AAA Municipal Market Data (MMD) scale, as a result the Net Asset Value of the Fund declined from $12.19 per share to $11.19. At the same time the funds dividend increased throughout the year. We believe our decline was muted as compared to some other fixed income investments due to our product selection.

We plan to proceed with the same game plan we have employed since the Fund began: pursuing a balance between yield and risk.

Summary of Portfolio Holdings

The Securities and Exchange Commission (“SEC”) has adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a schedule of investments is utilized. The following table, which presents portfolio holdings as a percentage of total market value, is provided in compliance with such requirement.

Spirit of America Income Fund

December 31, 2013

Municipal Bonds	63.72%	$133,827,679
Preferred Stocks	12.46	26,179,427
Common Stocks	12.42	26,093,208
Corporate Bonds	10.11	21,225,036
Cash Equivalents	1.04	2,180,213
Collateralized Mortgage Obligations	0.25	533,826
Total Investments	100.00%	$210,039,389

INCOME FUND	3

ILLUSTRATION OF INVESTMENT (UNAUDITED)

The graph below compares the increase in value of a $10,000 investment in the Fund with the performance of the Barclays Capital U.S. Aggregate Index. The values and returns for the Fund include reinvested distributions, and the impact of the maximum sales charge of 4.75% placed on purchases. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

Average Annual Total Returns

For the Periods Ended December 31, 2013

1 Year (with sales charge)	-8.53%	[a]
1 Year (without sales charge)	-3.97%
5 Year (with sales charge)	8.26%	[a]
5 Year (without sales charge)	9.32%
Since Inception (with sales charge)[b]	8.25%	[a]
Since Inception (without sales charge)	9.31%

Past performance is not indicative of future results.

a	Reflects a 4.75% front-end sales charge.

b	Inception date: December 31, 2008.

Growth of $10,000

(includes one-time 4.75% maximum sales charge and reinvestment of all distributions)

*	Fund commenced operations December 31, 2008.
**	The Barclays Capital U.S. Aggregate Index benchmark is based on a start date of December 31, 2008.

The Barclays Capital U.S. Aggregate Index is an unmanaged index. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

4	SPIRIT OF AMERICA

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE PERIOD JULY 1, 2013 TO DECEMBER 31, 2013

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Spirit of America Income Fund

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Expense Ratio(1)	Expenses Paid During Period(2)
Actual Fund Return	$1,000.00	$975.20	1.10%	$5.48
Hypothetical 5% Return	$1,000.00	$1,019.66	1.10%	$5.60

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)	Annualized, based on the Fund’s most recent half-year expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the period (184), then divided by 365.

INCOME FUND	5

SCHEDULE OF INVESTMENTS	DECEMBER 31, 2013

	Principal Amount	Market Value

Collateralized Mortgage Obligations 0.25%
Citicorp Mortgage Securities, Inc., 1A12, 5.00%, 02/25/35	$329,000	$330,444
CountryWide Home Loan Mortgage Pass-Through Trust, A7, 5.50%, 10/25/35	118,068	105,653
CountryWide Home Loan Mortgage Pass-Through Trust, A27, 5.50%, 10/25/35	109,213	97,729
Total Collateralized Mortgage Obligations (Cost $369,307)		533,826
Municipal Bonds 63.06%

Alabama 2.44%
City of Montgomery, Public Improvements, Build America Bonds, General Obligation Unlimited, Callable 02/01/20 @ 100, 5.70%, 02/01/40	500,000	498,625
Health Care Authority for Baptist Health/The, Refunding Revenue Bonds, Series A, 5.50%, 11/15/43	4,000,000	3,410,520
University of Alabama/The, University & College Improvements, Build America Revenue Bonds, Callable 06/01/20 @ 100, (OID), 6.13%, 06/01/39	715,000	749,041
University of Alabama/The, University & College Improvements, Build America Revenue Bonds, Callable 06/01/20 @ 100, (OID), 6.13%, 06/01/42	500,000	521,870
		5,180,056

Arizona 1.48%
Arizona School Facilities Board, School Improvements, Certificate Participation, 6.00%, 09/01/27	250,000	252,768
Glendale Municipal Property Corp., Revenue Bonds, Series B, Callable 02/06/14 @ 102, (AMBAC), 5.58%, 07/01/32	200,000	199,314
Northern Arizona University, University & College Improvements, Build America Revenue Bonds, Callable 08/01/20 @ 100, 5.92%, 08/01/22	1,365,000	1,502,783
University of Arizona, University & College Improvements, Build America Revenue Bonds, Callable 08/01/20 @ 100, 6.64%, 08/01/44	1,085,000	1,176,248
		3,131,113

California 5.18%
Alhambra Unified School District, University & College Improvements, General Obligation Unlimited, 6.70%, 02/01/26	465,000	503,479

See accompanying notes to financial statements.

6	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

California (cont.)
Bay Area Toll Authority, Highway Improvements, Build America Revenue Bonds, SeriesS1, 6.92%, 04/01/40	$250,000	$299,452
City of Fresno, Water Utility Improvements, Build America Revenue Bonds, (OID), 6.75%, 06/01/40	1,250,000	1,220,925
City of Tulare Sewer Revenue, Sewer Improvements, Build America Revenue Bonds, Callable 11/15/19 @ 100, (AGM) (OID), 8.75%, 11/15/44	1,000,000	1,131,040
Colton Joint Unified School District, School Improvements, General Obligation Unlimited, Series C, 6.01%, 08/01/26	1,000,000	1,058,690
County of San Bernardino, Refunding Revenue Bonds, (AGM), 6.02%, 08/01/23	190,000	200,361
Los Angeles Department of Water & Power, Electric Light & Power Improvements, Build America Revenue Bonds, Callable 07/01/21 @ 100, 7.00%, 07/01/41	500,000	569,230
Napa Valley Unified School District, School Improvements, Build America Bonds, General Obligation Unlimited, 6.51%, 08/01/43	500,000	576,950
Oakland Redevelopment Agency, Economic Improvements, Tax Allocation, Series T, (OID), 8.50%, 09/01/20	500,000	538,235
Peralta California Community College District, Refunding Revenue Bonds, 7.31%, 08/01/31	1,310,000	1,348,357
Peralta California Community College District, Refunding Revenue Bonds, 6.91%, 08/01/25	500,000	518,485
Peralta Community College District, Refunding Revenue Bonds, 6.42%, 11/01/15	200,000	216,916
San Bernardino City Unified School District, School Improvements, Certificate Participation, (AGM) (OID), 8.05%, 02/01/23	1,000,000	1,060,140
San Bernardino City Unified School District, School Improvements, Certificate Participation, (AGM) (OID), 8.25%, 02/01/26	500,000	529,110
West Contra Costa Unified School District, School Improvements, General Obligation Unlimited, Series A-1, 6.25%, 08/01/30	1,250,000	1,224,687
		10,996,057

INCOME FUND	7

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

Colorado 0.92%
Adams State College, University & College Improvements, Build America Revenue Bonds, Callable 05/15/19 @ 100, (State Higher Education Intercept Program) (OID), 6.47%, 05/15/38	$250,000	$259,063
City of Brighton, Public Improvements, Build America Bonds, Certificate Participation, Callable 12/01/20 @ 100, (AGM) (OID), 6.75%, 12/01/35	250,000	267,010
Colorado Mesa University, University & College Improvements, Revenue Bonds, Series B, (State Higher Education Intercept Program), 6.75%, 05/15/42	1,000,000	1,154,300
County of Gunnison, Public Improvements, Build America Bonds, Certificate Participation, Series B, Callable 07/15/20 @ 100, 5.95%, 07/15/30	250,000	263,947
		1,944,320

Connecticut 0.76%
City of Bridgeport, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 08/15/20 @ 100, (AGM), 6.57%, 08/15/28	1,000,000	1,082,830
City of Waterbury, Public Improvements, General Obligation Unlimited, Callable 09/01/20 @ 100, (AGM), 6.10%, 09/01/30	500,000	530,740
		1,613,570

District of Columbia 0.26%
Washington Metropolitan Area Transit Authority, Transit Improvements, Build America Revenue Bonds, Callable 07/01/19 @ 100, (OID), 7.00%, 07/01/34	500,000	543,280

Florida 5.43%
City of Lake City Utility System Revenue, Water Utility Improvements, Build America Revenue Bonds, Callable 07/01/20 @ 100, (AGM), 6.03%, 07/01/30	100,000	101,149
City of Lake City Utility System Revenue, Water Utility Improvements, Build America Revenue Bonds, Callable 07/01/20 @ 100, (AGM), 6.28%, 07/01/40	200,000	204,104
City of Miami Gardens, Public Improvements, Build America Bonds, Certificate Participation, 7.17%, 06/01/26	1,250,000	1,317,612

8	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

Florida (cont.)
City of Oakland Park Water & Sewer Revenue, Sewer Improvements, Build America Revenue Bonds, Callable 09/01/20 @ 100, (AGM), 6.14%, 09/01/35	$300,000	$311,457
City of Orlando, Recreational Facilities Improvements, Build America Revenue Bonds, Callable 10/01/19 @ 100, 7.10%, 10/01/39	415,000	432,359
City of Orlando, Recreational Facilities Improvements, Build America Revenue Bonds, Callable 10/01/19 @ 100, 6.85%, 10/01/29	250,000	264,012
County of Miami-Dade, Port, Airport & Marina Improvements, Build America Revenue Bonds, (AGM) (OID), 7.50%, 04/01/40	1,000,000	1,131,130
County of Miami-Dade, Transit Improvements, Build America Revenue Bonds, Series B, 5.53%, 07/01/32	500,000	506,840
County of Miami-Dade, Public Improvements, Build America Revenue Bonds, Series B, Callable 04/01/20 @ 100, 6.54%, 04/01/30	500,000	533,720
County of Miami-Dade, Transit Improvements, Revenue Bonds, Callable 07/01/19 @ 100, 6.91%, 07/01/39	1,000,000	1,073,910
County of Miami-Dade, Recreational Facility Improvements, Revenue Bonds, Series D, (AGM), 7.08%, 10/01/29	250,000	264,450
County of Miami-Dade, Public Improvements, Revenue Bonds, Callable 04/01/19 @ 100, 6.97%, 04/01/39	750,000	776,775
Florida Atlantic University Finance Corp., University & College Improvements, Build America Revenue Bonds, Callable 07/01/20 @ 100, 7.64%, 07/01/40	165,000	180,296
Florida Governmental Utility Authority, Build America Revenue Bonds, Series B, Callable 10/01/20 @ 100, 6.55%, 10/01/40	1,000,000	1,051,490
Florida State Board of Governors, University & College Improvements, Build America Revenue Bonds, Callable 11/01/20 @ 100, 7.50%, 11/01/35	250,000	257,065
Florida State Department Environmental Protection Preservation, Public Improvements, Build America Revenue Bonds, Callable 07/01/19 @ 100, 7.05%, 07/01/29	1,500,000	1,643,385
Osceola County School Board, School Improvements, Certificate Participation, 6.66%, 04/01/27	1,000,000	1,030,570
Town of Davie Water & Sewer Revenue, Water Utility Improvements, Build America Revenue Bonds, Series B, Callable 10/01/20 @ 100, (AGM), 6.85%, 10/01/40	250,000	266,892

INCOME FUND	9

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

Florida (cont.)
Town of Miami Lakes, Public Improvements, Build America Revenue Bonds, 7.59%, 12/01/30	$150,000	$165,477
		11,512,693

Georgia 1.90%
Municipal Electric Authority of Georgia, Electric Lights & Power Improvements, Build America Bonds, Refunding Revenue Bonds, 7.06%, 04/01/57	4,040,000	4,042,141

Idaho 0.41%
Idaho Water Resource Board, Water Utility Improvements, Revenue Bonds, Callable 09/01/22 @ 100, (OID), 5.25%, 09/01/24	900,000	868,599

Illinois 4.24%
Chicago Transit Authority, Pension Funding, Revenue Bonds, Series A, 6.90%, 12/01/40	350,000	390,026
Chicago Transit Authority, Transit Improvements, Build America Revenue Bonds, Series B, 6.20%, 12/01/40	100,000	104,203
City of Chicago, Public Improvements, General Obligation Unlimited, Series B, 6.03%, 01/01/42	500,000	443,600
City of Chicago, Public Improvements, General Obligation Unlimited, 7.78%, 01/01/35	500,000	552,015
City of Chicago Heights, Refunding Bonds, General Obligation Unlimited, Callable 01/15/21 @ 100, (AGM) (OID), 6.00%, 01/15/28	150,000	154,499
City of Chicago Heights, Refunding Bonds, General Obligation Unlimited, Callable 01/15/21 @ 100, (AGM) (OID), 5.50%, 01/15/24	500,000	511,390
City of Chicago Waterworks Revenue, Water Utility Improvements, Build America Revenue Bonds, 6.74%, 11/01/40	250,000	274,885
Henry Hospital District, Hospital Improvements, Build America Bonds, General Obligation Unlimited, Callable 12/01/19 @ 100, (AGM), 6.65%, 12/01/29	840,000	873,541
Lake County Community Unit School District No. 187 North Chicago, School Improvements, General Obligation Unlimited, Series B, Callable 01/01/20 @ 100, (AGM) (OID), 7.13%, 01/01/35	1,000,000	1,036,130

10	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

Illinois (cont.)
Northern Illinois University, University & College Improvements, Build America Revenue Bonds, Callable 04/01/20 @ 100, (AGM), 8.15%, 04/01/41	$570,000	$644,260
Northern Illinois University, University & College Improvements, Build America Revenue Bonds, Callable 04/01/20 @ 100, (AGM), 7.75%, 04/01/30	250,000	277,370
State of Illinois, Public Improvements, Build America Bonds, General Obligation Unlimited, Series B, (OID), 5.75%, 01/01/37	250,000	227,503
State of Illinois, School Improvements, Build America Bonds, General Obligation Unlimited, 6.75%, 03/01/30	245,000	255,038
State of Illinois, School Improvements, Build America Bonds, General Obligation Unlimited, 6.90%, 03/01/35	125,000	131,123
State of Illinois, Public Improvements, General Obligation Unlimited, 7.10%, 07/01/35	505,000	517,559
Village of Glenwood, Public Improvements, Build America Bonds, General Obligation Unlimited, (AGM), 7.03%, 12/01/28	1,500,000	1,695,915
Village of Rosemont, Public Improvements, General Obligation Unlimited, Series B, (AGM) (OID), 6.13%, 12/01/30	500,000	509,215
Will County Forest Preservation District, Public Improvements, Build America Bonds, General Obligation Ltd, 5.71%, 12/15/30	400,000	406,604
		9,004,876

Indiana 0.41%
Evansville Redevelopment Authority, Recreational Facility Improvements, Build America Refunding Revenue Bonds, Series B, Callable 08/01/20 @ 100, 7.21%, 02/01/39	800,000	877,840

Kansas 0.19%
Kansas Development Finance Authority, Public Improvements, Build America Revenue Bonds, Callable 11/01/19 @ 100, 6.26%, 11/01/28	390,000	412,928

Kentucky 1.17%
Kentucky Municipal Power Agency, Electric Lights & Power Improvements, Build America Revenue Bonds, Callable 09/01/20 @ 100, (AGM), 6.49%, 09/01/37	250,000	258,280

INCOME FUND	11

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

Kentucky (cont.)
Paducah Independent School District Finance Corp., School Improvements, Revenue Bonds, Callable 12/01/21 @ 100, (SEEK), 5.00%, 12/01/30	$1,000,000	$978,740
Perry County School District Finance Corp., School Improvements, Revenue Bonds, Callable 12/01/21 @ 100, (SEEK), 5.00%, 12/01/30	1,000,000	980,380
Princeton Electric Plant Board, Electric Lights & Power Improvements, Build America Revenue Bonds, Callable 11/01/19 @ 100, (OID), 7.00%, 11/01/42	250,000	257,783
		2,475,183

Louisiana 0.97%
City of New Orleans, Swap Termination Refunding Bonds, General Obligation Ltd, Callable 09/01/22 @ 100, 4.59%, 09/01/27	500,000	459,465
Tangipahoa Parish Hospital Service District No. 1, Hospital Improvements, Build America Revenue Bonds, Callable 02/01/20 @ 100, 7.20%, 02/01/42	1,540,000	1,608,977
		2,068,442

Massachusetts 0.59%
City of Worcester, Pension Funding, General Obligation Ltd, (AGM) (OID), 6.25%, 01/01/28	240,000	255,211
Massachusetts Health & Educational Facilities Authority, Refunding Revenue Bonds, 6.43%, 10/01/35	750,000	822,480
University of Massachusetts Building Authority, University & College Improvements, Build America Revenue Bonds, Callable 05/01/19 @ 100, 6.57%, 05/01/39	165,000	176,596
		1,254,287

Michigan 4.39%
Avondale School District, School Improvements, General Obligation Unlimited, Callable 05/01/20 @ 100, (AGM), 5.75%, 05/01/32	500,000	510,305
Belding Area Schools, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, 6.67%, 05/01/40	1,490,000	1,498,955
Belding Area Schools, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, 6.62%, 05/01/35	310,000	313,308

12	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

Michigan (cont.)
Chippewa Valley Schools, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, 6.85%, 05/01/35	$100,000	$103,190
Chippewa Valley Schools, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, 6.60%, 05/01/30	150,000	154,983
Comstock Park Public Schools, School Improvements, General Obligation Unlimited, Callable 05/01/21 @ 100, 6.20%, 05/01/24	200,000	207,356
County of Oakland, Pension Funding, Certificate Participation, Callable 04/01/14 @ 100, (OID), 6.25%, 04/01/26	1,000,000	1,014,190
Eastern Michigan University, University & College Improvements, Build America Revenue Bonds, Callable 02/15/19 @ 100, 7.21%, 02/15/38	250,000	265,845
L’Anse Creuse Public Schools, School Improvements, Build America Bonds, General Obligation Unlimited, Series B, Callable 05/01/20 @ 100, 6.59%, 05/01/40	200,000	204,354
Lincoln Consolidated School District, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, (AGM), 6.83%, 05/01/40	250,000	264,942
Michigan Finance Authority, School Improvements, Revenue Bonds, Callable 11/01/20 @ 100, 6.38%, 11/01/25	500,000	526,030
Michigan Finance Authority, School Improvements, Revenue Bonds, Series C, Callable 05/01/21 @ 100, 6.20%, 05/01/22	500,000	523,280
Michigan Tobacco Settlement Finance Authority, Miscellaneous Purposes Revenue Bonds, Series A, Callable 02/01/23 @ 100, (OID), 7.31%, 06/01/34	2,715,000	2,126,388
Milan Area Schools, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 05/01/19 @ 100, (OID), 7.10%, 05/01/34	485,000	535,891
Onsted Community Schools, School Improvements, General Obligation Unlimited, Callable 05/01/20 @ 100, 5.90%, 05/01/27	150,000	152,837
St. Johns Public Schools, School Improvements, Build America Bonds, General Obligation Unlimited, Series B, Callable 05/01/20 @ 100, 6.65%, 05/01/40	585,000	602,854
St. Joseph School District, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, (AGM), 6.66%, 05/01/35	250,000	255,260

INCOME FUND	13

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

Michigan (cont.)
Warren Consolidated Schools, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 05/01/20 @ 100, (OID), 6.70%, 05/01/35	$50,000	$49,825
		9,309,793

Missouri 2.36%
City of Kansas City, Revenue Bonds, Series D, 7.83%, 04/01/40	2,500,000	2,659,900
City of Sedalia, Sewer Improvements, Build America Bonds, Certificate Participation, Callable 06/01/20 @ 100, (AGM), 6.50%, 06/01/24	250,000	257,625
City of St. Charles, Water Utility Improvements Build America Bonds, Certificate Participation, Callable 08/01/20 @ 100, 5.65%, 02/01/30	275,000	276,334
Missouri Joint Municipal Electric Utility Commission, Electric Lights & Power Improvements, Build America Revenue Bonds, 7.90%, 01/01/42	1,000,000	1,257,100
Missouri Joint Municipal Electric Utility Commission, Electric Lights & Power Improvements, Build America Revenue Bonds, 7.73%, 01/01/39	475,000	550,126
		5,001,085

Nebraska 0.10%
Nebraska Public Power District, Electric Lights & Power Improvements, Build America Revenue Bonds, 5.32%, 01/01/30	200,000	202,762

Nevada 3.42%
City of Las Vegas, Public Improvements, Build America Bonds, Certificate Participation, Callable 09/01/19 @ 100, (OID), 7.75%, 09/01/29	1,100,000	1,263,790
County of Clark, Transit Improvements, Build America Bonds, General Obligation Ltd, Callable 07/01/20 @ 100, (OID), 7.00%, 07/01/38	1,000,000	1,070,300
County of Clark, Public Improvements, Build America Bonds, General Obligation Ltd, Series B, Callable 11/01/19 @ 100, 7.25%, 11/01/38	1,385,000	1,543,389
County of Washoe, Public Improvements, Build America Revenue Bonds, 7.88%, 02/01/40	250,000	274,750
County of Washoe, Public Improvements, Build America Revenue Bonds, 7.97%, 02/01/40	1,590,000	1,880,000

14	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

Nevada (cont.)
Las Vegas Valley Water District, Water Utility Improvements, Build America Bonds, General Obligation Ltd, Series A, Callable 06/01/19 @ 100, 7.10%, 06/01/39	$925,000	$996,983
Pershing County School District, School Improvements, Build America Bonds, General Obligation Ltd, Callable 04/01/20 @ 100, (GTD), 6.25%, 04/01/30	220,000	223,720
		7,252,932

New Jersey 1.62%
Essex County Improvement Authority, Refunding Revenue Bonds, Series B, Callable 10/01/15 @ 100, (AMBAC) (GTD) (OID), 5.00%, 10/01/24	500,000	509,415
New Jersey Economic Development Authority, School Improvements, Build America Revenue Bonds, Series CC-1, Callable 06/15/20 @ 100, 6.43%, 12/15/35	500,000	528,420
New Jersey Educational Facilities Authority, University & College Improvements, Build America Revenue Bonds, Callable 07/01/20 @ 100, 6.19%, 07/01/40	500,000	502,115
New Jersey Educational Facilities Authority, University & College Improvements, Build America Revenue Bonds, Callable 07/01/19 @ 100, 7.40%, 07/01/40	1,000,000	1,050,660
New Jersey State Turnpike Authority, Highway Improvements, Build America Revenue Bonds, 7.10%, 01/01/41	250,000	318,610
South Jersey Transportation Authority LLC, Highway Improvements, Build America Revenue Bonds, (OID), 7.00%, 11/01/38	500,000	519,210
		3,428,430

New York 7.03%
City of New York, Public Improvements, Build America Bonds, General Obligation Unlimited, Callable 12/01/19 @ 100, 6.39%, 12/01/29	500,000	539,810
City of New York, Public Improvements, Build America Bonds, General Obligation Unlimited, Callable 10/01/20 @ 100, 5.82%, 10/01/31	250,000	258,470
City of New York, Public Improvements, Build America Bonds, General Obligation Unlimited, Callable 03/01/20 @ 100, 6.27%, 03/01/31	500,000	532,405

INCOME FUND	15

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

New York (cont.)
County of Nassau, Public Improvements, Build America Bonds, General Obligation Unlimited, Callable 10/01/20 @ 100, 7.40%, 10/01/35	$500,000	$552,575
County of Nassau, Public Improvements, Build America Bonds, General Obligation Unlimited, Series G, 5.38%, 10/01/24	500,000	516,240
Long Island Power Authority, Revenue Bonds, (OID), 5.85%, 05/01/41	195,000	189,039
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.67%, 11/15/39	1,000,000	1,170,360
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 5.99%, 11/15/30	125,000	137,646
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.69%, 11/15/40	1,500,000	1,758,420
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, Callable 11/15/20 @ 100, 7.13%, 11/15/30	500,000	555,505
Metropolitan Transportation Authority, Transit Improvements, Build America Revenue Bonds, 6.20%, 11/15/26	875,000	973,105
New York City Housing Development Corp., Revenue Bonds, Series E, Callable 11/01/21 @ 100, 4.40%, 11/01/32	500,000	445,675
New York City Housing Development Corp., Multi-Family Housing Revenue Bonds, Series I, Callable 05/01/19 @ 100, 6.42%, 11/01/39	2,500,000	2,642,500
New York City Industrial Development Agency, Recreational Facilities Improvements Revenue Bonds, (NATL-RE), 5.90%, 03/01/46	680,000	577,089
New York City Transitional Finance Authority Building Aid Revenue, School Improvements, Build America Revenue Bonds, (State Aid Withholding), 6.83%, 07/15/40	500,000	590,450
New York City Transitional Finance Authority Building Aid Revenue, School Improvements, Build America Revenue Bonds, Callable 07/15/20 @ 100, (State Aid Withholding), 7.13%, 07/15/30	500,000	553,100
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Build America Revenue Bonds, Callable 05/01/20 @ 100, 5.72%, 05/01/30	1,000,000	1,060,650
New York City Transitional Finance Authority Future Tax Secured Revenue, Public Improvements, Build America Revenue Bonds, Callable 08/01/20 @ 100, 5.81%, 08/01/30	500,000	527,800

16	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

New York (cont.)
New York City Water & Sewer System, Build America Refunding Revenue Bonds, Callable 06/15/20 @ 100, 6.49%, 06/15/42	$200,000	$215,576
New York Municipal Bond Bank Agency, Build America Refunding Revenue Bonds, Callable 12/15/19 @ 100, 6.88%, 12/15/34	500,000	519,425
Port Authority of New York & New Jersey, Revenue Bonds, 4.46%, 10/01/62	500,000	426,440
Western Nassau County Water Authority, Build America Revenue Bonds, 6.70%, 04/01/40	150,000	166,104
		14,908,384

North Carolina 0.12%
County of Cabarrus, School Improvements, Revenue Bonds, Callable 04/01/21 @ 100, 5.50%, 04/01/26	235,000	247,150

North Dakota 0.46%
North Dakota State Board of Higher Education, University & College Improvements, Build America Revenue Bonds, Callable 01/01/20 @ 100, 7.25%, 01/01/41	1,000,000	980,290

Ohio 2.97%
American Municipal Power, Inc., Electric Lights & Power Improvements, Build America Revenue Bonds, 7.83%, 02/15/41	230,000	291,838
American Municipal Power, Inc., Electric Lights & Power Improvements, Build America Revenue Bonds, 7.50%, 02/15/50	1,350,000	1,649,808
American Municipal Power, Inc., Build America Refunding Revenue Bonds, Callable 02/15/20 @ 100, 5.96%, 02/15/24	500,000	535,975
County of Franklin, Refunding Build America Bonds, General Obligation Ltd, Series A, Callable 06/01/20 @ 100, 5.83%, 12/01/31	250,000	268,760
County of Franklin, Refunding Build America Bonds, General Obligation Ltd, Series A, Callable 06/01/20 @ 100, 5.86%, 12/01/33	250,000	267,880
Cuyahoga County, Hospital Improvements, Build America Revenue Bonds, 8.22%, 02/15/40	1,000,000	1,099,680

INCOME FUND	17

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

Ohio (cont.)
Franklin County Convention Facilities Authority, Economic Improvements, Build America Revenue Bonds, 6.64%, 12/01/42	$500,000	$564,495
Madison Local School District Lake County, School Improvements, General Obligation Unlimited, Callable 10/01/20 @ 100, (School District Credit Program), 5.70%, 04/01/35	250,000	254,890
Mariemont City School District, General Obligation Unlimited, Callable 12/01/20 @ 100, 5.90%, 12/01/30	115,000	117,344
Princeton, OH, School Improvements, General Obligation Unlimited, Callable 12/01/20 @ 100, 6.39%, 12/01/47	250,000	247,318
Springfield Local School District Summit County, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 09/01/19 @ 100, (School District Credit Program), 5.65%, 09/01/31	200,000	202,784
State of Ohio, Public Improvements, Build America Revenue Bonds, Callable 10/01/19 @ 100, 6.52%, 10/01/28	250,000	304,800
Three Rivers Local School District, School Improvements, Build America Bonds, General Obligation Unlimited, Callable 12/01/20 @ 100, (AGM), 6.37%, 12/01/47	500,000	501,180
		6,306,752

Oklahoma 0.24%
Bryan County Independent School District No. 72 Durant, School Improvements, Build America Bonds, Certificate Participation, Callable 12/01/19 @ 102, (OID), 6.80%, 12/01/33	500,000	515,730

Oregon 0.12%
State of Oregon Department of Administrative Services, Hospital Improvements, Build America Bonds, Certificate Participation, Series B, Callable 05/01/20 @ 100, 6.18%, 05/01/35	250,000	265,675

Pennsylvania 1.72%
Mount Union Area School District, School Improvements, Build America Bonds, General Obligation Ltd, Callable 08/01/19 @ 100, (State Aid Withholding) (OID), 6.88%, 02/01/36	1,000,000	1,021,450

18	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

Pennsylvania (cont.)
Philadelphia Authority for Industrial Development, Pension Funding, Revenue Bonds, Series A, (AGM) (OID), 6.35%, 04/15/28	$630,000	$661,765
Philadelphia Municipal Authority, Public Improvements, Revenue Bonds, 5.09%, 03/15/28	500,000	457,565
Pittsburgh Water & Sewer Authority, Refunding Revenue Bonds, Series A, (AGM), 6.61%, 09/01/24	300,000	325,338
Sports & Exhibition Authority of Pittsburgh and Allegheny County, Recreational Facilities Improvements, Revenue Bonds, 7.04%, 11/01/39	1,000,000	1,033,040
Township of Bristol, Pension Funding, General Obligation Unlimited, Callable 09/15/18 @ 100, (AGM), 7.15%, 09/15/38	150,000	158,777
		3,657,935

Rhode Island 0.04%
Rhode Island Housing & Mortgage Finance Corp., Refunding Revenue Bonds, Callable 10/01/22 @ 100, 4.46%, 10/01/31	100,000	90,791

South Carolina 0.12%
Moncks Corner Regional Recreation Corp., Recreational Facility Improvements, Build America Revenue Bonds, Callable 12/01/20 @ 100, 6.55%, 12/01/39	250,000	250,793

South Dakota 0.20%
South Dakota State Building Authority, University & College Improvements, Build America Revenue Bonds, Callable 06/01/21 @ 100, 6.15%, 06/01/31	400,000	426,136

Tennessee 1.84%
Coffee County Public Building Authority, Public Improvements, Build America Revenue Bonds, Callable 06/01/19 @ 100, (GTD), 7.20%, 06/01/44	1,500,000	1,614,225
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Public Improvements, Build America Revenue Bonds, 7.43%, 07/01/43	2,000,000	2,285,100
		3,899,325

INCOME FUND	19

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

Texas 4.67%
Austin Community College District, University & College Improvements, Revenue Bonds, Series A, Callable 02/01/19 @ 100, 5.00%, 02/01/26	$985,000	$990,526
City of Lancaster, Public Improvements, Build America Bonds, General Obligation Ltd, Callable 02/15/20 @ 100, 6.53%, 02/15/40	750,000	805,215
City of Laredo Sports Venue Sales Tax Revenue, Recreational Facility Improvements, Revenue Bonds, Callable 03/15/18 @ 100, (AGM) (OID), 5.45%, 03/15/31	500,000	464,620
City of San Antonio, TX, Public Improvements, Build America Bonds, General Obligation Ltd, Callable 08/01/20 @ 100, 6.04%, 08/01/40	250,000	269,460
County of Bexar, Public Improvements, General Obligation Ltd, Callable 06/15/19 @ 100, 6.63%, 06/15/39	500,000	533,980
Dallas Convention Center Hotel Development Corp., Public Improvements, Build America Revenue Bonds, 7.09%, 01/01/42	1,500,000	1,697,775
Ector County Hospital District, Hospital Improvements, Build America Revenue Bonds, Callable 09/15/20 @ 100, 7.18%, 09/15/35	250,000	252,418
El Paso Downtown Development Corp, Recreational Facility Improvements, Revenue Bonds, 7.25%, 08/15/43	1,000,000	998,080
North Texas Tollway Authority, Highway Improvements, Build America Revenue Bonds, Callable 02/01/20 @ 100, 8.91%, 02/01/30	2,000,000	2,253,080
Orchard Cultural Education Facilities Finance Corp., Recreational Facility Improvements, Revenue Bonds, Callable 11/15/20 @ 100, 6.48%, 11/15/34	860,000	920,673
San Antonio Industrial Development Corp., Refunding Revenue Bonds, Callable 08/15/23 @ 100, 4.75%, 08/15/33	750,000	727,605
		9,913,432

Utah 0.25%
Central Weber Sewer Improvement District, Sewer Improvements, Build America Revenue Bonds, Callable 03/01/19 @ 100, (OID), 6.38%, 03/01/34	500,000	530,895

20	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

Virgin Islands 0.86%
Virgin Islands Water & Power Authority, Electric Lights & Power Improvements, Build America Revenue Bonds, (AGM), 6.85%, 07/01/35	$1,000,000	$989,450
Virgin Islands Water & Power Authority, Electric Lights & Power Improvements, Build America Revenue Bonds, (AGM), 6.65%, 07/01/28	840,000	845,477
		1,834,927

Virginia 1.97%
Tobacco Settlement Financing Corp., Refunding Revenue Bonds, Series A-1, Callable 01/22/14 @ 100, (OID), 6.71%, 06/01/46	6,190,000	4,190,320

Washington 0.85%
City of Seattle Municipal Light & Power Revenue, Electric Lights & Power Improvements, Build America Revenue Bonds, (OID), 5.57%, 02/01/40	250,000	266,500
Cowlitz County Public Utility District No. 1, Electric Lights & Power Improvements, Build America Revenue Bonds, 6.88%, 09/01/32	500,000	548,895
Douglas County Public Utility District No. 1, Electric Lights & Power Improvements, Revenue Bonds, Series A, 5.35%, 09/01/30	250,000	254,190
Klickitat County Public Utility District No. 1, Refunding Revenue Bonds, Callable 12/01/21 @ 100, 5.25%, 12/01/29	500,000	477,645
Snohomish County Public Utility District No. 1, Electric Lights & Power Improvements, Build America Revenue Bonds, (OID), 5.68%, 12/01/40	250,000	255,558
		1,802,788

West Virginia 0.83%
Tobacco Settlement Finance Authority, Miscellaneous Purposes Revenue Bonds, Series A, 7.47%, 06/01/47	2,270,000	1,765,629

Wisconsin 0.53%
Glendale Community Development Authority, Economic Improvements Tax Allocation Bonds, Callable 10/01/17 @ 100, 6.97%, 10/01/29	1,000,000	1,120,340
Total Municipal Bonds (Cost $134,189,610)		133,827,679

INCOME FUND	21

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Shares	Market Value

Common Stocks 12.30%

Energy 12.30%
Atlas Pipeline Partners LP	34,500	$1,209,225
Boardwalk Pipeline Partners LP	99,900	2,549,448
Buckeye Partners LP	32,000	2,272,320
Crosstex Energy LP	64,500	1,780,200
Eagle Rock Energy Partners LP	240,187	1,429,113
Enbridge Energy Partners LP	83,900	2,506,093
Energy Transfer Partners LP	72,000	4,122,000
Kinder Morgan Energy Partners LP	41,250	3,327,225
Marlin Midstream Partners LP	10,000	168,000
Regency Energy Partners LP	80,000	2,100,800
Targa Resources Partners LP	21,886	1,144,638
TC Pipelines LP	24,684	1,195,446
Williams Partners LP	45,000	2,288,700
Total Common Stocks (Cost $24,788,037)		26,093,208

	Principal Amount	Market Value

Corporate Bonds 10.00%
Boston University, 5.20%, 10/01/45	$255,000	$246,565
Choice Hotels International, Inc., 5.70%, 08/28/20	200,000	211,500
Con-way, Inc., 6.70%, 05/01/34	1,000,000	1,022,279
DDR Corp., 7.50%, 07/15/18	500,000	595,615
Digital Realty Trust LP, 5.88%, 02/01/20	1,000,000	1,065,216
Duke Realty LP, 4.38%, 06/15/22	250,000	248,207
Exelon Generation Co. LLC, 5.60%, 06/15/42 (a)	400,000	374,670
Fifth Third Bancorp., 8.25%, 03/01/38	250,000	334,875
Ford Motor Co., 9.98%, 02/15/47	750,000	1,027,675
General Electric Capital Corp., 6.88%, 01/10/39	1,000,000	1,289,912
General Electric Capital Corp., Series A, 7.13%, 12/15/49	1,430,000	1,600,600
Goldman Sachs Group, Inc./The, 6.45%, 05/01/36	500,000	537,085
Goldman Sachs Group, Inc./The, 6.75%, 10/01/37	1,350,000	1,506,593
Kilroy Realty LP, 4.80%, 07/15/18	100,000	107,271
Kinder Morgan Energy Partners LP, 6.50%, 02/01/37	250,000	274,803
MetLife Capital Trust X, 9.25%, 04/08/38 (a)	1,500,000	1,935,000
MetLife, Inc., 10.75%, 08/01/39	1,000,000	1,480,000
National Retail Properties, Inc., 5.50%, 07/15/21	350,000	381,039
Noble Holding International Ltd., 6.05%, 03/01/41	1,000,000	1,033,904
PECO Energy Capital Trust IV, 5.75%, 06/15/33	1,000,000	897,099
Qwest Corp., 7.13%, 11/15/43	1,000,000	943,750
Simon Property Group LP, 10.35%, 04/01/19	150,000	203,185

22	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Principal Amount	Market Value

Corporate Bonds (cont.)
SL Green Realty Corp., 7.75%, 03/15/20	$1,000,000	$1,176,357
United States Cellular Corp., 6.70%, 12/15/33	2,000,000	1,900,972
Valero Energy Corp., 8.75%, 06/15/30	224,000	270,864
Wells Fargo & Co., Series K, 7.98%, 03/29/49	500,000	560,000
Total Corporate Bonds (Cost $21,162,597)		21,225,036

	Shares	Market Value

Preferred Stocks 12.34%

Financials 2.11%
Aegon NV, 8.00%	14,400	$405,936
Aflac, Inc., 5.50%	12,900	273,738
American Financial Group, Inc., 5.75%	12,900	275,286
Aviva PLC, 8.25%	14,490	397,026
Bank of New York Mellon Corp./The, 5.20%	13,000	269,750
City National Corp./CA, Series C, 5.50%	13,000	255,060
JPMorgan Chase & Co, Series P, 5.45%	6,500	131,820
KKR Financial Holdings LLC, 7.50%	10,000	251,000
KKR Financial Holdings LLC, 8.38%	30,000	804,300
PNC Financial Services Group, Inc., Series Q, 5.38%	6,500	130,715
Protective Life Corp., 6.25%	12,950	281,015
State Street Corp., Series C, 5.25%	12,950	268,065
U.S. Bancorp, Series F, 6.50%	8,100	213,030
Wells Fargo & Co., 5.20%	25,900	520,072
		4,476,813

Industrials 0.34%
Pitney Bowes, Inc., 6.70%	5,700	139,479
Stanley Black & Decker, Inc., 5.75%	26,937	575,913
		715,392

Real Estate Investment Trusts 8.53%
CBL & Associates Properties, Inc., Series E, 6.63%	26,400	561,264
CommonWealth REIT, 5.75%	10,000	190,000
CommonWealth REIT, 7.50%	80,565	1,690,254
DDR Corp., Series K, 6.25%	10,176	212,475
Digital Realty Trust, Inc., Series G, 5.88%	16,000	290,400
Digital Realty Trust, Inc., Series F, 6.63%	12,800	263,424
Digital Realty Trust, Inc., Series E, 7.00%	32,000	694,720
Health Care REIT, Inc., Series J, 6.50%	32,000	728,000
Hudson Pacific Properties, Inc., Series B, 8.38%	16,000	419,360

INCOME FUND	23

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Shares	Market Value

Real Estate Investment Trusts (cont.)
Kimco Realty Corp., Series I, 6.00%	40,000	$834,800
Kimco Realty Corp., Series J, 5.50%	78,200	1,520,990
Kimco Realty Corp., Series K, 5.63%	30,000	589,500
National Retail Properties, Inc., Series D, 6.63%	16,000	354,400
PS Business Parks, Inc., Series S, 6.45%	15,000	327,750
PS Business Parks, Inc., Series T, 6.00%	44,900	906,980
PS Business Parks, Inc., 5.70%	8,000	153,760
Public Storage, Inc., Series S, 5.90%	15,373	332,057
Public Storage, Inc., Series T, 5.75%	8,800	185,680
Public Storage, Inc., Series R, 6.35%	40,000	934,000
Public Storage, Inc., Series Q, 6.50%	16,000	373,920
Regency Centers Corp., Series 7, 6.00%	31,275	617,681
Regency Centers Corp., Series 6, 6.63%	37,500	813,750
Senior Housing Properties Trust, 5.63%	40,000	810,800
Taubman Centers, Inc., Series K, 6.25%	32,108	637,344
Taubman Centers, Inc., Series J, 6.50%	32,362	673,777
Ventas Realty LP / Ventas Capital Corp., 5.45%	10,000	213,400
Vornado Realty LP, 7.88%	41,159	1,069,722
Vornado Realty Trust, Series I, 6.63%	12,129	278,361
Vornado Realty Trust, Series G, 6.63%	32,575	750,528
Vornado Realty Trust, Series L, 5.40%	15,140	283,875
Vornado Realty Trust, Series J, 6.88%	15,817	380,557
		18,093,529

Telecommunication Services 0.31%
Qwest Corp., 7.38%	11,750	271,777
Telephone & Data Systems, Inc., 5.88%	5,700	110,238
United States Cellular Corp., 6.95%	12,250	277,462
		659,477

Utilities 1.05%
DTE Energy Co., 5.25%	5,700	109,839
Duke Energy Corp., 5.13%	11,880	245,322
Entergy Louisiana LLC, 5.25%	20,000	432,000
Entergy New Orleans, Inc., 5.00%	20,000	384,000
NextEra Energy Capital Holdings, Inc., 5.00%	8,600	157,036
NextEra Energy Capital Holdings, Inc., Series H, 5.63%	11,500	231,840
NextEra Energy Capital Holdings, Inc., Series G, 5.70%	2,550	53,295
SCE Trust I, 5.63%	23,000	462,300
SCE Trust II, 5.10%	8,600	158,584
		2,234,216
Total Preferred Stocks (Cost $29,943,432)		26,179,427

24	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Shares	Market Value

Money Market 1.03%
Fidelity Institutional Money Market Funds — Prime Money Market Portfolio, 0.04% (b)	2,180,213	$2,180,213
Total Money Market
(Cost $2,180,213)		2,180,213

Total Investments — 98.98%
(Cost $212,633,196*)		210,039,389
Other Assets in Excess of Liabilities — 1.02%		2,161,902

NET ASSETS — 100.00%		$212,201,291

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Rate disclosed is the seven day yield as of December 31, 2013.

AGM - Assured Guaranty Municipal Corp.

AMBAC - American Municipal Bond Assurance Corp.

GTD - Guaranteed

NATL-RE - Insured by National Public Finance Guarantee Corp.

OID - Original Issue Discount

REIT - Real Estate Investment Trust

SEEK - Support Education Excellence in Kentucky

*	Aggregate cost for federal income tax purposes is $212,665,593 and net unrealized depreciation consists of:

Gross unrealized appreciation	$7,689,421
Gross unrealized depreciation	(10,315,625)
Net unrealized depreciation	$(2,626,204)

See accompanying notes to financial statements.

INCOME FUND	25

STATEMENT OF ASSETS AND LIABILITIES	DECEMBER 31, 2013

ASSETS
Investments in securities at value (cost $212,633,196) (Note 1)	$210,039,389
Receivable for Fund shares sold	47,240
Dividends and interest receivable	2,841,834
Receivable for investments sold	204,705
Prepaid expenses	9,316
TOTAL ASSETS	213,142,484

LIABILITIES
Payable for Fund shares redeemed	375,593
Payable for investment advisory fees	81,901
Payable for accounting and administration fees	39,926
Payable for distributions to shareholders	265,762
Payable for distribution fees (Note 3)	45,984
Payable to custodian	5,450
Payable for audit fees	21,000
Payable for printing fees	32,047
Payable for transfer agent fees	37,596
Other accrued expenses	35,934
TOTAL LIABILITIES	941,193
NET ASSETS	$212,201,291
Net assets applicable to 18,961,750 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$212,201,291
Net asset value and redemption price per share ($212,201,291 ÷ 18,961,750 shares)	$11.19
Maximum offering price per share ($11.19 ÷ 0.9525)	$11.75

SOURCE OF NET ASSETS
As of December 31 2013, net assets consisted of:
Paid-in capital	$217,094,561
Accumulated undistributed net investment (loss)	(298,159)
Accumulated net realized loss on investments	(2,001,304)
Net unrealized appreciation (depreciation) on investments	(2,593,807)
NET ASSETS	$212,201,291

See accompanying notes to financial statements.

26	SPIRIT OF AMERICA

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends	$2,835,694
Interest	11,360,169
TOTAL INVESTMENT INCOME	14,195,863

EXPENSES
Investment Advisory fees (Note 3)	1,530,727
Distribution fees (Note 3)	637,800
Accounting and Administration fees	212,245
Auditing fees	24,200
Chief Compliance Officer salary (Note 3)	10,822
Custodian fees	24,328
Directors’ fees	26,828
Insurance expense	75,893
Legal fees	30,292
Printing expense	79,749
Registration fees	24,108
Transfer Agent fees	332,095
Line of credit fees	1,969
Other expenses	28,289
TOTAL EXPENSES	3,039,345
Fees waived and reimbursed by Adviser (Note 3)	(230,568)
NET EXPENSES	2,808,777
NET INVESTMENT INCOME	11,387,086

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss from investment transactions	(1,868,046)
Net change in unrealized appreciation/depreciation of investments	(21,733,584)
Net realized and unrealized loss on investments	(23,601,630)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,214,544)

See accompanying notes to financial statements.

INCOME FUND	27

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012

OPERATIONS
Net investment income	$11,387,086	$9,721,793
Net realized gain (loss) on investment transactions	(1,868,046)	712,664
Net change in unrealized appreciation/depreciation of investments	(21,733,584)	9,617,983
Net increase (decrease) in net assets resulting from operations	(12,214,544)	20,052,440

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investments income	(11,072,449)	(10,330,479)
Distributions from realized gains	—	(1,094,092)
Distributions from return of capital	(1,278,580)	—
Total distributions to shareholders	(12,351,029)	(11,424,571)

CAPITAL SHARE TRANSACTIONS (Dollar Activity)
Shares sold	84,771,343	118,286,476
Shares issued from reinvestment of distributions	8,328,620	7,867,455
Shares redeemed	(108,358,548)	(33,228,053)
Increase (decrease) in net assets derived from capital share transactions	(15,258,585)	92,925,878
Total increase (decrease) in net assets	(39,824,158)	101,553,747

NET ASSETS
Beginning of year	252,025,449	150,471,702
End of year	$212,201,291	$252,025,449

Accumuluated undistributed net investment income (loss)	$(298,159)	$(267,610)

Transactions in capital stock were:
Shares sold	6,981,379	9,813,988
Shares issued from reinvestment of distributions	712,284	648,768
Shares redeemed	(9,328,705)	(2,740,834)
Increase (decrease) in shares outstanding	(1,635,042)	7,721,922

See accompanying notes to financial statements.

28	SPIRIT OF AMERICA

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the year presented.

	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Net Asset Value, Beginning of Year	$12.24	$11.69	$10.73	$10.65	$10.00

Income from Investment Operations:
Net investment income	0.53	0.59	0.70¹	0.73¹	0.81¹
Net realized and unrealized gain on investments	(1.00)	0.61	0.98	0.14	0.80
Total income from investment operations	(0.47)	1.20	1.68	0.87	1.61

Less Distributions:
Distributions from net investment income	(0.52)	(0.60)	(0.71)	(0.73)	(0.88)
Distributions from capital gains	—	(0.05)	(0.01)	(0.06)	(0.08)
Distributions from return of capital	(0.06)	—	—	—	—
Total distributions	(0.58)	(0.65)	(0.72)	(0.79)	(0.96)

Net Asset Value, End of Year	$11.19	$12.24	$11.69	$10.73	$10.65
Total Return[2]	(3.97)%	10.51%	16.12%	8.23%	17.10%

Ratios/Supplemental Data:
Net assets, end of year (000)	$212,201	$252,025	$150,472	$89,038	$40,242
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	1.19%	1.22%	1.30%	1.35%	1.82%
After expense reimbursement or recapture	1.10%	1.10%	1.10%	1.10%	1.01%
Ratio of net investment income to average net assets	4.47%	4.85%	6.19%	6.64%	7.69%
Portfolio turnover	24.65%	3.22%	3.12%	16.79%	29.21%

1 Calculated based on the average number of shares outstanding during the period.

2 Calculation does not reflect sales load.

See accompanying notes to financial statements.

INCOME FUND	29

NOTES TO FINANCIAL STATEMENTS	DECEMBER 31, 2013

Note 1 – Significant Accounting Policies

Spirit of America Income Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc. (the “Company”), is an open-end diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Fund commenced operations on December 31, 2008. The Fund seeks high current income, investing at least 80% of its assets in a portfolio of taxable municipal bonds, income producing convertible securities, preferred stocks, high yield U.S. corporate bonds (frequently called “junk” bonds), and collateralized mortgage obligations (“CMOs”). The Fund offers one class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and ask prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

• Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments).

30	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2013

The summary of inputs used to value the Fund’s net assets as of December 31, 2013 is as follows:

Income Fund

Valuation Inputs	Level 1	Level 2	Level 3	Total
Investment in Securities
Collateralized Mortgage Obligations	$—	$533,826	$—	$533,826
Municipal Bonds	—	133,827,679	—	133,827,679
Common Stocks*	26,093,208	—	—	26,093,208
Corporate Bonds	—	21,225,036	—	21,225,036
Preferred Stocks*	26,179,427	—	—	26,179,427
Money Market	2,180,213	—	—	2,180,213

Total	$54,452,848	$155,586,541	$—	$210,039,389

*	Industries as defined in the Schedule of Investments

During the year ended December 31, 2013, the Fund recognized no transfers to/from Level 1 or Level 2. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes.

Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Federal Income Taxes: The Fund intends to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

E. Use of Estimates: In preparing financial statements in conformity with accounting principles generally accepted in the United

States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F. Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income distributions will be declared daily and paid monthly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares.

Note 2 – Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the year ended December 31, 2013, excluding short-term investments, were $60,985,164 and $74,833,669, respectively.

Note 3 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the

INCOME FUND	31

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2013

“Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.60% of the Fund’s average daily net assets. Investment advisory fees for the year ended December 31, 2013 were $1,530,727.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses will not exceed 1.10% of the average daily net assets of the Fund through April 30, 2014. For the year ended December 31, 2013, the Adviser reimbursed the Fund $230,568.

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. The balance of recoverable expenses to the Adviser as of December 31, 2013 was $709,217. Of this balance, $227,275 will expire in 2014, $251,374 will expire in 2015 and $230,568 will expire in 2016.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”) a monthly fee of 1/12 of 0.25% of the Funds average daily net assets for the Distributor’s services and expenses in distributing shares of the Fund and providing personal services and/or maintaining shareholder accounts. For the year ended December 31, 2013, fees paid to the Distributor under the Plan were $637,800.

The Fund’s shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the year ended December 31, 2013, sales charges received by the Distributor were $3,982,074. A contingent deferred sales charge of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $3,500, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the year ended December 31, 2013, the Fund was allocated $10,822 of the Chief Compliance Officer’s salary.

Note 4 – Concentration and Other Risks

The Fund’s performance could be adversely affected by interest rate risk, which is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

The Fund may be affected by credit risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. This risk may be greater to the extent that the Fund may invest in junk bonds.

The Fund may be affected by credit risk of lower grade securities, which is the possibility that municipal securities rated below investment grade, or unrated of similar quality, (frequently called “junk bonds”), may be subject to greater price fluctuations and risks of

32	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2013

loss of income and principal than investment-grade municipal securities. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Fund may lose its entire investment in those securities.

Other risks include income risk, liquidity risk, prepayment risk on collateralized mortgage obligations, municipal project specific risk, municipal lease obligation risk, zero coupon securities risk, market risk, manager risk, taxability risk, state-specific risk and exchange traded funds risk.

Note 5 – Federal Income Taxes

The tax character of distributions paid during the years ended December 31, 2013 and 2012 were as follows:

Tax Basis Distributions

	Ordinary Income	Tax Exempt Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions
12/31/2013	$11,072,449	$—	$—	$1,278,580	$12,351,029
12/31/2012	$10,571,079	$—	$853,492	$—	$11,424,571

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

As of December 31, 2013, the components of accumulated earnings (losses) for the Fund on a tax basis were as follows:

Unrealized depreciation	$(2,626,204)
Other accumulated losses	(2,267,066)

Total accumulated earnings (losses)	$(4,893,270)

Other accumulated losses consist of distribution payable of $265,762 not deducted for tax purposes and post-October losses.

At December 31, 2013, the Fund had short-term capital loss carryforwards of $864,342, which do not expire, and Deferred Post-October Losses, of $1,136,962. The difference between appreciation for book purposes and tax purposes is due to Trust Preferred securities.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for the four year period ended December 31, 2013, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6 – Reclassification

Permanent differences, incurred during the year ended December 31, 2013, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain (loss) and paid-in capital as follows:

INCOME FUND	33

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2013

Undistributed Net Investment Income	$(345,186)
Accumulated Net Realized Gain (Loss)	(2,806)
Paid-In Capital	347,992

Note 7 – Line of Credit

During the fiscal year ended December 31, 2013, the Spirit of America Funds each respectively entered into an agreement with The Huntington National Bank, the custodian of the Funds’ investments, to open secured lines of credit, all expiring on May 27, 2014. Borrowing under this agreement bear interest at LIBOR plus 1.500%. Maximum borrowings for each Fund are lesser of $3,000,000 or 30% of the Fund’s daily market value.

Income Fund
Total available bank line of credit as of December 31, 2013	$3,000,000
Average borrowings during days outstanding	348,413
Number of days outstanding*	3
Average interest rate during period	1.680%
Highest balance drawn during period	554,731
Highest balance interest rate	1.695%
Interest rate at December 31, 2013	1.667%

*	Number of days outstanding represents the total days during the period ended December 31, 2013 that the Fund utilized the line of credit.

Note 8 – Other Matters

On May 7, 2010, William Mason, the Portfolio Manager for the Income Fund, and DLA, the Fund’s principal underwriter and distributor, each received a Notice of Complaint from the Department of Enforcement of the Financial Industry Regulatory Authority (“FINRA”) relating to Mr. Mason’s activities as head of the fixed income trading department of DLA and

DLA’s activities as a municipal securities and collateralized mortgage obligations dealer. The Notice of Complaint alleged that each of Mr. Mason and DLA had violated certain NASD and Municipal Securities Rule Making Board fair pricing rules relating to the period January 1, 2005 through January 31, 2007. On April 4, 2012, a FINRA hearing panel issued a decision on this matter, finding that DLA willfully charged excessive markups on certain municipal bond and CMO transactions involving customers, and assessed monetary fines and other sanctions against DLA and Mr. Mason, including the suspension described below. Both DLA and Mr. Mason appealed the decision.

On May 27, 2011, FINRA filed a complaint against DLA, the Fund’s principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). More specifically, FINRA alleged that DLA failed to conduct adequate due diligence, thereby leaving it without a reasonable basis for recommending customer purchases of Apple REIT, in addition to using false, exaggerated and misleading statements regarding the performance of earlier closed Apple REITs. In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securities. In January 2012, FINRA amended its complaint to add David Lerner as an individual respondent and alleged violations of Section 17(a) of the Securities Act of 1933, as amended, including allegations of false, exaggerated and misleading communications to the public, through customer correspondence and investment seminars, about the investment returns, market values, performance of earlier closed Apple REITs as well as allegations of untrue statements and/or omitted material facts concerning the prior performance, steady distribution rates, unchanging valuations, and

34	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2013

prospects of the earlier closed Apple REITS and/or Apple REIT. On October 22, 2012, DLA, Mr. Lerner and Mr. Mason settled all of the foregoing FINRA investigations and actions involving Apple REIT securities and municipal bond and collateralized mortgage obligation pricing. Without admitting or denying the allegations, in connection with the settlement, DLA, Mr. Lerner and Mr. Mason each agreed, among other things, to pay a fine; and Mr. Lerner agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of one year and in any principal capacity for a period of two years, in each case beginning on November 19, 2012; and Mr. Mason agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of six months, which suspension ended on June 16, 2013. The fines and suspensions do not involve any of the Funds or the Adviser. On April 3, 2013, the class action complaints were dismissed, with prejudice, in their entirety. On April 12, 2013, plaintiffs filed a notice of appeal of the class action dismissal. DLA expects the Court of Appeals of the Second Circuit to affirm the dismissal although there cannot be any assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of their claims against DLA and/or David Lerner that such outcome would not materially affect DLA’s ability to act as the Fund’s principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Neither the Adviser nor any of the Funds was a party to any of the investigations or actions listed in this section.

Note 9 – Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no events that require recognition or disclosure in the financial statements.

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Dividend Income

For the year ended December 31, 2013, 13.84% of the distributions paid by the Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction

For the year ended December 31, 2013, 11.64% of the ordinary income distribution qualifies for the Dividends Received Deduction available to corporations.

Qualified Interest Income

For the year ended December 31, 2013, 83.15% of the distributions paid by the Fund from ordinary income are designated as qualified interest income pursuant to The American Jobs Creation Act of 2004.

INCOME FUND	35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Spirit of America Income Fund and

Board of Directors Spirit of America Investment Fund, Inc.

Syosset, New York

We have audited the accompanying statement of assets and liabilities of Spirit of the America Income Fund (the “Fund”), a series of shares of beneficial interest in Spirit of America Investment Fund, Inc., including the schedule of investments as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Spirit of America Income Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 26, 2014

36	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT	DECEMBER 31, 2013

Approval of the Investment Advisory Agreement (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the continuance of a registered management investment company’s investment advisory agreement be approved annually by both the board of directors and also by a majority of its directors who are not parties to the investment advisory agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Directors”). At a meeting held on December 3, 2013, the Board of Directors (the “Board” or “Directors”) of Spirit of America Investment Fund, Inc. (the “Company”) met in person (the “Meeting”) to, among other things, consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between Spirit of America Management Corp. (the “Adviser”) and the Company, on behalf of Spirit of America Real Estate Income and Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America High Yield Tax Free Bond Fund, Spirit of America Income Fund, and Spirit of America Income & Opportunity Fund (collectively, the “Funds”). At the Meeting, the Board including the Independent Directors, voting separately approved the Advisory Agreement after determining that the Adviser’s compensation, pursuant to the terms of the Advisory Agreement, would be fair and reasonable and concluded that the approval of the Advisory Agreement would be in the best interest of the Funds’ shareholders. The Board’s approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the Meeting and at prior meetings of the Board, including the factors described below.

As part of the approval process and oversight of the advisory relationship, counsel to the Independent Directors (“Independent Counsel”) sent an information request letter to the Adviser seeking certain relevant information and the Directors received, for their review in advance of the Meeting, the Adviser’s responses. In addition, the Directors were provided with the opportunity to request additional materials. In advance of the Meeting, the Board including the Independent Directors, requested and received materials provided by the Adviser and Independent Counsel, including, among other things, the following: (i) Independent Counsel’s 15c questionnaire and the responses provided by the Adviser; (ii) comparative information on the investment performance of the Funds, relevant indices and Lipper category peer funds as of September 30, 2013 in the form of reports generated by Strategic Insight Simfund/MF Desktop; (iii) graphs of fee comparisons for the minimum fee, maximum fee, average fee and median fee in the form of reports generated by the Funds’ administrator; (iv) graphs of performance comparisons for the minimum performing fund, the maximum performing fund, average performing fund and median performing fund for the one year, three years, five years and since inception time periods in the form of reports generated by the Funds’ administrator; (v) arrangements with respect to the distribution of the Funds’ shares; (vi) the allocation of the Funds’ brokerage, the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics and the structure and responsibilities of the Adviser’s compliance departments; (vi) the profitability of the Funds’ investment advisory business to the Adviser taking into account both advisory fees and any other potential direct or indirect benefits; (vii) the Form ADV of the Adviser; and (viii) a memorandum from Independent Counsel regarding the responsibilities of the Independent Directors related to the approval of the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreement, the Board, including the Independent Directors, requested, reviewed

INCOME FUND	37

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2013

and considered materials furnished by the Adviser and questioned personnel of the Adviser, including the Funds’ portfolio managers, regarding, among other things, the personnel, each Fund’s performance, operations and financial condition of the Adviser. Among other information, the Board, including the Independent Directors, requested and was provided information regarding:

•	The investment performance of each Fund over various time periods both by itself and in relation to relevant indices;

•	The fees charged by the Adviser for investment advisory services, as well as the compensation received by the Adviser and its affiliates;

•	The waivers of fees and reimbursements of expenses at times by the Adviser under the Operating Expenses Agreement;

•	The investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers;

•

The investment management staffing and the experience of the investment advisory, administrative and other personnel providing services to the Funds and the historical quality of the services provided by the Adviser; and

•

The profitability to the Adviser of managing and its affiliate distributing the Funds and the methodology in allocating expenses to the management of the Funds, and a verbal update of balance sheet information for a more recent period than December 31, 2012.

At the Meeting, Independent Counsel also referred to the Gartenberg Memorandum which had been distributed to each Director in advance of the Meeting, outlining the legal standards applicable to the Independent Directors under the 1940 Act with respect to the approval of the continuation of the Investment Advisory Agreement on behalf of each of the Funds. In addition, the Independent Directors met at length with Independent Counsel in executive session, outside the presence of Company management, to discuss the materials provided by the Adviser and to consider any additional questions they had of the Adviser.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Investment Advisory Agreement:

1. Nature, Extent, and Quality of Services.

The Board, including the Independent Directors, considered the nature, quality and extent of advisory, administrative and shareholder services performed by the Adviser, including: regulatory filings and disclosure to shareholders, general oversight of the service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent Directors, in their capacity as directors and other services. The Board, including the Independent Directors, noted the increased responsibilities of the Adviser in response to an increasingly regulated industry. The Board, including the Independent Directors, concluded that the services are extensive in nature, that the Adviser delivered a high level of service to each Fund and that the Adviser is positioned to continue providing such quality of service in the future.

2. Investment Performance of the Funds and the Adviser.

The Board, including the Independent Directors, considered short-term and long-term investment performance for the Funds over various periods of time as compared to both relevant indices and the performance of such Funds’ peer groups, and concluded that each Fund was delivering reasonable performance

38	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2013

results, especially over the long-term, consistent with the conservative investment strategies that the Funds pursue.

3. Costs of Services and Profits Realized by the Adviser.

a. The Board, including the Independent Directors, considered the information provided by Strategic Insight Simfund/MF Desktop, as well as the comparative graphs provided by HASI, regarding each Fund’s management fee rate and overall expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by the Adviser to other accounts. The Board viewed favorably the current and historic willingness of the Adviser to limit the overall expense ratios of the Funds. Recognizing that the fees paid by the Funds were higher than some of the comparable funds and higher than the medians in their peer groups, the Board nonetheless noted that the fees were still close enough to the median and that several peer funds had higher fees. The Board noted that although higher, the fees were not unreasonable.

b. Profitability and Costs of Services to the Adviser. The Board, including the Independent Directors, considered estimates of the Adviser’s profitability and costs attributable to the Funds. The Board recognized that increased fixed costs, particularly legal and audit fees in response to increasing regulations, have a greater impact on small fund families, such as the Funds, than on larger fund complexes. Given this, the Board recognized that the Funds’ overall expenses compare unfavorably to some funds identified as peers. The Board also considered whether the amount of the Adviser’s profit is a fair profit for the management of the Funds and noted that the Adviser has devoted a large amount of its resources into the Funds over the years. The Board noted that the profitability as stated by the Adviser for 2013 was considerably higher than previous years. Mr. Chodosh explained that the expense sharing arrangement between the Adviser and DLA had changed as a result of the FINRA complaint, although DLA was not required to do so with respect to the Adviser. The modified expense sharing arrangement excluded many soft costs that were previously included. He further reported that the fund by fund expense analysis is the same as previous years. The Board, including the Independent Directors, concluded that the Adviser’s profitability was at a fair and acceptable level, particularly in light of the quality of the services being provided to the Funds, and bore a reasonable relationship to the services rendered. Mr. Chodosh added that he would provide the Board with a restatement of the profitability based on the expense sharing arrangements in place for 2012 which would make the profitability lower for 2013, and more in line with previous years.

4. Extent of Economies of Scale as the Funds Grow.

The Board, including the Independent Directors, considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. Given the size of each Fund, the Board did not believe that significant (if any) economies of scale have been achieved at this time.

5. Whether Fee Levels Reflect Economies of Scale.

The Board took into consideration that the Adviser does not currently offer breakpoints in its fees that would otherwise allow investors to benefit directly from economies of scale in the form of lower fees as fund assets grow. However, the Board, including the Independent Directors, did consider enhancements in personnel and services provided to the Funds by the Adviser, without an increase in fees. The Board also noted that few of the Funds’ peers

INCOME FUND	39

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2013

offered breakpoints despite having significantly more assets under management. The Board stated that they would continue to review this in future years as the Funds’ assets grow.

6. Other Relevant Considerations.

a. Personnel and Methods. The Board, including the Independent Directors, reviewed the Adviser’s Form ADV and questioned the Adviser regarding the size, education and experience of the staff of the Adviser, its fundamental research capabilities, approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that these enable them to provide a high level of service to the Funds. The Board also considered the history, reputation, qualifications and background of the Adviser as well as the qualifications of its personnel.

b. The Board, including the Independent Directors, also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Funds, including the benefits received by the affiliated distributor. The Board concluded that potential “fall-out”

benefits that the Adviser and its affiliates may receive, such as greater name recognition or increased ability to obtain research services (although the Board noted that the Adviser currently does not use soft dollars to obtain research services), appear to be reasonable, and may in some cases benefit the Funds.

Conclusions. The Board, including the Independent Directors, did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Funds’ surrounding circumstances. Each Independent Director gave the weight to each factor that he deemed appropriate in his own judgment. The Independent Directors considered the renewal of the Investment Advisory Agreement on a Fund-by-Fund basis and determined that the renewal of the Investment Advisory Agreement was in the best interests of the shareholders of each Fund. The Independent Directors also determined that the fees charged to each Fund for the services provided were reasonable. Therefore, the Board, including the Independent Directors, determined that continuation of the Investment Advisory Agreement was in the best interests of each Fund.

40	SPIRIT OF AMERICA

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling 516-390-5565.

Name, (Age) and Address[1] Position(s) with the Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

INTERESTED DIRECTORS
David Lerner[3] (77) Director, Chairman of the Board, President	Since 1998	Founder of David Lerner Associates, Inc. and President until November 19, 2012. David Lerner Associates, Inc. is a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	5	Director of Spirit of America Management Corp., the Company’s investment adviser; Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

Daniel Lerner[3] (52) Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	5	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

INDEPENDENT DIRECTORS
Allen Kaufman (77) Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.[4]	5	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune (77) Lead Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	5	Director of Freight Management Systems, Inc.

Richard Weinberger (77) Director	Since 2005	Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, since January 2005 to March 2011; Shareholder, Ballon Stoll Bader & Nadler, P.C., January 2000 to December 2004.	5	None.

OFFICERS
David Lerner President (see biography above)

Alan P. Chodosh (60) Treasurer and Secretary	Since 2003 (Treasurer) Since 2005 (Secretary)	Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. since June 1999.	N/A	N/A

Joseph Pickard (53) Chief Compliance Officer	Since 2007

Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to the Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; General Counsel of David Lerner Associates, Inc.

since July 2002.

			N/A	N/A

1	All addresses are in c/o Spirit of America Investment Fund, Inc., 477 Jericho Turnpike, Syosset, New York 11791.

2	Each Director serves for an indefinite term, until his successor is elected.

3	David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser, and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.

4	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” Director because the insurance services are less than $120,000 in value.

INCOME FUND	41

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America Income Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30 are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Shareholder Services

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, OH 43219

Independent Registered Public Accounting Firm

Tait Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Counsel

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

For additional information about the Spirit of America Income Fund, call (800) 452-4892 or (610) 382-7819.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, risks, policies, expenses, and other information.

©Copyright 2013 Spirit of America        SOAIN-AR13

ANNUAL REPORT

DECEMBER 31, 2013

MESSAGE TO OUR SHAREHOLDERS

Dear Shareholder,

We are pleased to send you the 1st Annual Report for The Spirit of America Income and Opportunity Fund, (the “Fund”). The Fund began operations on July 4, 2013.

We hope you are as excited as we are to be a part of a new fund, which we anticipate will continue to grow and is designed to deliver attractive returns to our investors. During its first five months of existence the Fund has experienced an increase in assets under management and we look forward to continued inflows and further development in the upcoming year.

We firmly believe that striving for the optimal balance between yield and risk will position us to achieve long term success. Our dedication to providing our investors with a fund that will merit their long term commitment and satisfaction has never been stronger. Now is an excellent time to team up with your Investment Counselor to evaluate your portfolio and make sure you are properly positioned to achieve your investment goals for the upcoming year.

We have been proud to watch the increasing number of investors in the Fund. We appreciate your support of our fund and look forward to your continued investment in The Spirit of America Income and Opportunity Fund.

Sincerely,

David Lerner	William Mason
President	Portfolio Manager
Spirit of America Investment Fund, Inc

INCOME AND OPPORTUNITY FUND	1

MANAGEMENT DISCUSSION

Economic Summary

The Federal Reserve announced in December that it would slow its policy of quantitative easing. The pace of its asset purchases was reduced modestly from $85 billion a month to $75 billion a month.

The Federal Reserve first introduced the idea of tapering earlier in 2013. At its mid-year meeting in June, the Federal Reserve’s policymaking Federal Open Market Committee made no change in the central bank’s easy money stance; however Chairman Ben Bernanke’s comments following the meeting indicated that the Federal Reserve may reduce the pace of monetary stimulus sooner than expected.

Payrolls in December increased at the slowest pace since January 2011. This indicates a pause in the recent strength of the labor market. The unemployment rate dropped to 6.7%, the lowest level since October 2008, as more people left the labor force. The labor force participation rate was down from 63% to 62.8%, the lowest rate in more than three and a half decades.

In December the Bureau of Economic Analysis released a revised rate of growth for the U.S. real gross domestic product (GDP) of 4.1% for the third quarter of 2013. This is up from the previous estimate of a 3.6% growth rate. The results are a gain over the second quarter’s 2.5% GDP growth.

Market Commentary

The year saw a decline in municipal bond prices. During 2013 the Municipal Market Data (MMD) Taxable 30-year AAA yield went from a 3.80 on January 2, 2013 to a 4.78 on December 31, 2013. At the same time, the 30-year US Treasury bond yield went from a 3.04 on January 2, 2013 to a 3.97 on December 31, 2013.

Over the period from January 2, 2013 through December 31, 2013 the S&P 500 Index had a total return of 26.3905%. The Fund invests a portion of its assets in Master Limited Partnerships (MLPs). The Alerian MLP Index (AMZ) had a total return of 15.9790% for the period of January 2, 2013 through December 31, 2013. The Alerian MLP Index is a capitalization-weighted composite of 50 energy Master Limited Partnerships that provides an unbiased, comprehensive benchmark for the MLP asset class.

Fund Summary

The Spirit of America Income and Opportunity Fund, (SOAOX) (the “Fund”) is the newest fund in the Spirit of America Family of Funds. The Fund’s objective is to provide shareholders with current income and the potential for capital appreciation. The emphasis of the Fund is focused on investing in a diversified portfolio of equity securities, fixed income securities, REIT’s, and MLPs.

At the end of the 2013, the Fund had almost 35% of its assets invested in taxable municipal bonds, over 34% in preferred stock, over 18% in MLPs and over 7% in non-MLP common stock positions.

The Fund does not make decisions based on complicated algorithms. We are not a hedge fund. At Spirit of America, technology works for us; we do not work for technology. We do not receive buy signals from a computer generated model. We invest the old fashioned way — utilizing hard work, intensive research, and intuitive decisions. Our decisions are based on experience.

2	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION (CONT.)

Return Summary

During 2013 the NAV went from 10.00 at inception on 7/8/13 to 9.62 at the end of the year on 12/31/13. However, the Fund, from its inception showed increases in its monthly dividends. We look forward to providing our clients with a continued flow of dividend income.

We plan to proceed with the same game plan we have employed since the Fund began: pursuing a balance between yield and risk.

INCOME AND OPPORTUNITY FUND	3

MANAGEMENT DISCUSSION (CONT.)

Summary of Portfolio Holdings (Unaudited)

The Securities and Exchange Commission (“SEC”) has adopted a requirement that all funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a schedule of investments is utilized. The following table, which presents portfolio holdings as a percentage of total market value, is provided in compliance with such requirement.

Spirit of America Income & Opportunity Fund

December 31, 2013

Municipal Bonds	35.20%	$2,576,145
Preferred Stocks	37.07	2,712,888
Common Stocks	23.68	1,733,274
Money Market	4.05	296,611
Total Investments	100.00%	$7,318,918

Average Annual Total Returns

For the Period Ended December 31, 2013

Since Inception (with sales charge)[b]	-6.31%	[a]
Since Inception (without sales charge)[b]	-1.63%

Past performance is not indicative of future results.

a	Reflects a 4.75% front-end sales charge.

b	Inception date: July 8, 2013.

4	SPIRIT OF AMERICA

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE PERIOD JULY 8, 2013 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 2013

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

Spirit of America Income & Opportunity Fund

	Beginning Account Value 7/8/13	Ending Account Value 12/31/13	Expense Ratio	Expenses Paid During Period
Actual Fund Return(1)	$1,000.00	$983.70	1.50%	$7.22
Hypothetical 5% Return(2)	$1,000.00	$1,017.64	1.50%	$7.63

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

(1)	Expenses are equal to the annualized expense ratios, multiplied by the average account value over the period, multiplied by 177/365 (to reflect the partial year period). Information shown reflects values using the expense ratio for the period July 8, 2013 (commencement of operations) to December 31, 2013.

(2)	Hypothetical assumes 5% annual return before expenses. The hypothetical example is calculated based on a six month period from July 1, 2013 to December 31, 2013. Accordingly, expenses are equal to the annualized expense ratio multiplied by the average account value over the six month period, multiplied by 184/365 (to reflect the partial year period).

INCOME AND OPPORTUNITY FUND	5

SCHEDULE OF INVESTMENTS	DECEMBER 31, 2013

	Principal Amount/ Shares	Market Value
Municipal Bonds 34.82%

California 8.18%
San Bernardino Community College District, General Obligation Unlimited, Series C, 7.63%, 08/01/44	$505,000	$605,434

Georgia 4.06%
Municipal Electric Authority of Georgia, Electric Lights & Power Improvements, Build America Refunding Revenue Bonds, Series A, 7.06%, 04/01/57	300,000	300,159

Nevada 1.60%
County of Washoe, Public Improvements, Build America Revenue Bonds, 7.97%, 02/01/40	100,000	118,239

Ohio 3.14%
Princeton, OH, School Improvements, Build America Bonds, General Obligation Unlimited, Series C, Callable 12/01/20 @ 100, 6.39%, 12/01/47	235,000	232,478

Tennessee 7.72%
Metropolitan Government of Nashville & Davidson County Convention Center Authority, Public Improvements, Revenue Bonds, 7.43%, 07/01/43	500,000	571,275

Texas 10.12%
El Paso Downtown Development Corp, Recreational Facility Improvements, Revenue Bonds, Series B, 7.25%, 08/15/43	750,000	748,560
Total Municipal Bonds (Cost $2,619,639)		2,576,145

Common Stocks 23.43%

Energy 18.57%
Atlas Resource Partners LP	9,750	199,680
Calumet Specialty Products Partners LP	1,500	39,030
Crestwood Midstream Partners LP	5,000	124,450
Eagle Rock Energy Partners LP	38,500	229,075
Enbridge Energy Partners LP	4,111	122,796
Energy Transfer Partners LP	1,913	109,519
Kinder Morgan Energy Partners LP	1,572	126,797
Marlin Midstream Partners LP	10,000	168,000
Williams Partners LP	5,000	254,300
		1,373,647

See accompanying notes to financial statements.

6	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Shares	Market Value

Real Estate Investment Trusts 3.85%
Cole Real Estate Investment, Inc.	15,000	$210,600
Lexington Realty Trust	7,265	74,176
		284,776

Telecommunication Services 1.01%
NTELOS Holdings Corp.	3,700	74,851
Total Common Stocks (Cost $1,747,738)		1,733,274

Preferred Stocks 36.67%

Consumer Staples 1.54%
CHS, Inc., Series B, 7.88%	4,000	113,880

Energy 4.09%
Goodrich Petroleum Corp., Series D, 9.75%	8,850	214,701
Miller Energy Resources Inc, Series D, 10.50%	4,000	87,800
		302,501

Financials 8.78%
Aegon NV, 8.00%	2,000	56,380
Aegon NV, 6.38%	10,000	234,100
Aviva PLC, 8.25%	2,000	54,800
Citigroup, Inc., Series K, 6.88%	12,000	304,080
		649,360

Industrials 0.66%
Pitney Bowes, Inc., 6.70%	2,000	48,940

Real Estate Investment Trusts 19.67%
Alexandria Real Estate Equities, Inc., Series E, 6.45%	6,500	137,800
CBL & Associates Properties, Inc., Series D, 7.38%	4,800	114,000
CommonWealth REIT, Series E, 7.25%	5,000	109,000
CommonWealth REIT, 7.50%	10,000	209,800
DDR Corp., Series K, 6.25%	2,500	52,200
DDR Corp., Series J, 6.50%	4,000	87,200
Digital Realty Trust, Inc., Series F, 6.63%	5,000	102,900
Hudson Pacific Properties, Inc., Series B, 8.38%	6,000	157,260
LaSalle Hotel Properties, Series H, 7.50%	5,739	140,950
Realty Income Corp., Series F, 6.63%	4,000	95,720

INCOME AND OPPORTUNITY FUND	7

SCHEDULE OF INVESTMENTS (CONT.)	DECEMBER 31, 2013

	Shares	Market Value

Real Estate Investment Trusts (cont.)
SL Green Realty Corp., Series I, 6.50%	5,800	$123,598
Taubman Centers, Inc., Series J, 6.50%	6,000	124,920
		1,455,348

Telecommunication Services 1.24%
Qwest Corp., 7.38%	2,000	46,260
United States Cellular Corp., 6.95%	2,000	45,300
		91,560

Utilities 0.69%
Entergy Mississippi, Inc., 6.00%	2,150	51,299
Total Preferred Stocks (Cost $2,805,692)		2,712,888

Money Market 4.01%
Fidelity Institutional Money Market Funds — Prime Money Market Portfolio, 0.04% (a)	296,611	296,611
Total Money Market (Cost $296,611)		296,611

Total Investments — 98.93%
(Cost $7,469,680*)		7,318,918
Other Assets in Excess of Liabilities — 1.07%		78,778

NET ASSETS — 100.00%		$7,397,696

(a)	Rate disclosed is the seven day yield as of December 31, 2013.

*	Aggregate cost for federal income tax purposes is $7,469,680 and net unrealized depreciation consists of:

Gross unrealized appreciation	$68,832
Gross unrealized depreciation	(219,594)
Net unrealized depreciation	$(150,762)

See accompanying notes to financial statements.

8	SPIRIT OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES	DECEMBER 31, 2013

ASSETS
Investments in securities at value (cost $7,469,680) (Note 1)	$7,318,918
Receivable for Fund shares sold	43,602
Dividends and interest receivable	77,458
Receivable from Advisor	2,128
Prepaid expenses	802
TOTAL ASSETS	7,442,908

LIABILITIES
Payable for distributions to shareholders	6,750
Payable for distribution fees (Note 3)	1,513
Payable to custodian	1,627
Payable for audit fees	21,000
Payable for printing fees	6,501
Payable for transfer agent fees	1,185
Accrued offering cost	6,106
Other accrued expenses	530
TOTAL LIABILITIES	45,212
NET ASSETS	$7,397,696
Net assets applicable to 769,289 shares outstanding, $0.001 par value (500,000,000 authorized shares)	$7,397,696
Net asset value and redemption price per share ($7,397,696 ÷ 769,289 shares)	$9.62
Maximum offering price per share ($9.62 ÷ 0.9525)	$10.10

SOURCE OF NET ASSETS
As of December 31 2013, net assets consisted of:
Paid-in capital	$7,555,208
Accumulated undistributed net investment (loss)	(6,750)
Net unrealized appreciation (depreciation) on investments	(150,762)
NET ASSETS	$7,397,696

See accompanying notes to financial statements.

INCOME AND OPPORTUNITY FUND	9

STATEMENT OF OPERATIONS

For the Period Ended December 31, 2013 (a)

INVESTMENT INCOME
Dividends	$64,536
Interest	44,278
TOTAL INVESTMENT INCOME	108,814

EXPENSES
Investment Advisory fees (Note 3)	14,763
Distribution fees (Note 3)	5,678
Accounting and Administration fees	1,079
Auditing fees	21,000
Chief Compliance Officer salary (Note 3)	112
Custodian fees	3,246
Directors’ fees	200
Legal fees	179
Printing expense	6,797
Registration fees	223
Transfer Agent fees	2,486
Line of credit fees	22
Offering costs	6,106
Other expenses	425
TOTAL EXPENSES	62,316
Fees waived and reimbursed by Adviser (Note 3)	(27,925)
NET EXPENSES	34,391
NET INVESTMENT INCOME	74,423

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from investment transactions	11,129
Net change in unrealized appreciation/depreciation of investments	(150,762)
Net realized and unrealized loss on investments	(139,633)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(65,210)

(a)	For the period July 8, 2013 (commencement of operations) to December 31, 2013.

See accompanying notes to financial statements.

10	SPIRIT OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS

For the Period Ended December 31, 2013 (a)

OPERATIONS
Net investment income	$74,423
Net realized gain on investment transactions	11,129
Net change in unrealized appreciation/depreciation of investments	(150,762)
Net decrease in net assets resulting from operations	(65,210)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investments income	(82,815)
Distributions from realized gains	(9,487)
Distributions from return of capital	(30,823)
Total distributions to shareholders	(123,125)

CAPITAL SHARE TRANSACTIONS (Dollar Activity)
Shares sold	7,708,427
Shares issued from reinvestment of distributions	95,758
Shares redeemed	(218,154)
Increase in net assets derived from capital share transactions	7,586,031
Total Increase in net assets	7,397,696

NET ASSETS
Beginning of period	—
End of period	$7,397,696

Accumulated undistributed net investment income (loss)	$(6,750)

Transactions in capital stock were:
Shares sold	781,892
Shares issued from reinvestment of distributions	9,904
Shares redeemed	(22,507)
Increase in shares outstanding	769,289

(a)	For the period July 8, 2013 (commencement of operations) to December 31, 2013.

See accompanying notes to financial statements.

INCOME AND OPPORTUNITY FUND	11

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

For the Period Ended December 31, 2013*
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income	0.14
Net realized and unrealized loss on investments	(0.31)
Total income from investment operations	(0.17)

Less Distributions:
Distributions from net investment income	(0.15)
Distributions from capital gains	(0.01)
Distributions from return of capital	(0.05)
Total distributions	(0.21)

Net Asset Value, End of Period	$9.62
Total Return[1]	(1.63)%[2]

Ratios/Supplemental Data:
Net assets, end of period (000)	$7,398
Ratio of expenses to average net assets:
Before expense reimbursement or recapture	2.72%[3]
After expense reimbursement or recapture	1.50%[3]
Ratio of net investment income to average net assets	3.25%[3]
Portfolio turnover	11.52%[2]

1 Calculation does not reflect sales load.

2 Calculation is not annualized.

3 Calculation is annualized.

* For the period July 8, 2013 (commencement of operations) to December 31, 2013.

See accompanying notes to financial statements.

12	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS	DECEMBER 31, 2013

Note 1 – Significant Accounting Policies

Spirit of America Income & Opportunity Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc. (the “Company”), is an open-end non-diversified mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Fund commenced operations on July 8, 2013. The Fund seeks to achieve its investment objective of providing shareholders with current income and the potential for capital appreciation by investing a substantial percentage of its total assets in a portfolio of common and preferred stocks, fixed income securities of any grade, as well non-rated fixed income securities, both short-term and long-term, including zero-coupon securities, taxable and tax-free municipal bonds, income producing convertible securities, corporate bonds, including high-yield U.S. corporate bonds, floating rate bonds and step coupon bonds, municipal lease agreements, certificates of participation and collateralized mortgage obligations (“CMOs”), U.S. government agency securities, including securities issued by the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), and the Government National Mortgage Association (“GNMA”), equity real estate investment companies (“REITs”), which are subject to federal income tax, and Master Limited Partnerships (“MLPs”). The Fund offers one class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. Security Valuation: The offering price and net asset value (“NAV”) per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and ask prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which the Board of Directors (the “Board”) believes represents fair value. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

INCOME AND OPPORTUNITY FUND	13

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2013

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

• Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

• Level 2 –	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments).

The summary of inputs used to value the Fund’s net assets as of December 31, 2013 is as follows:

Income & Opportunity Fund

Valuation Inputs	Level 1	Level 2	Level 3	Total
Investment in Securities
Municipal Bonds	$—	$2,576,145	$—	$2,576,145
Common Stocks	1,733,274	—	—	1,733,274
Preferred Stocks	2,712,888	—	—	2,712,888
Money Market Securities	296,611	—	—	296,611

Total	$4,742,773	$2,576,145	$—	$7,318,918

During the period ended December 31, 2013, the Fund recognized no transfers to/from Level 1 or Level 2. The Fund recognizes transfers between fair value hierarchy levels at the end of the reporting period.

C. Investment Income and Securities Transactions: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based on the identified cost basis for both financial statement and federal income tax purposes.

Discounts and premiums on securities purchased are accreted and amortized over the lives of the respective securities. Dividend income and distributions to shareholders are reported on the ex-dividend date. Interest income and expenses are accrued daily.

D. Federal Income Taxes: The Fund intends to comply with all requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

E. Use of Estimates: In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

14	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2013

F. Distributions to Shareholders: The Fund intends to distribute substantially all of its net investment income and capital gains to shareholders each year. Normally, income distributions will be declared daily and paid monthly. Capital gains, if any, will be distributed annually in December, but may be distributed more frequently if deemed advisable by the Board. All such distributions are taxable to the shareholders whether received in cash or reinvested in shares.

Note 2 – Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the period ended December 31, 2013, excluding short-term investments, were $7,748,902 and $553,175, respectively.

Note 3 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.65% of the Fund’s average daily net assets. Investment advisory fees for the period ended December 31, 2013 were $14,763.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses so that the total operating expenses will not exceed 1.25% of the average daily net assets of the Fund through December 31, 2014. The waiver does not include 12b-1 fees, front end or contingent deferred loads, taxes, interest, dividend expenses on short sales, brokerage commissions or expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation. For the period ended December 31, 2013, the Adviser reimbursed the Fund $27,925.

Any amounts waived or reimbursed by the Adviser are subject to reimbursement by the Fund within the following three years, provided the Fund is able to make such reimbursement and remain in compliance with the expense limitation as stated above. The balance of recoverable expenses to the Adviser as of December 31, 2013 was $27,925. Of this balance, $27,925 will expire in 2016.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay David Lerner Associates, Inc. (the “Distributor”) a monthly fee of 1/12 of 0.25% of the Funds average daily net assets for the Distributor’s services and expenses in distributing shares of the Fund and providing personal services and/or maintaining shareholder accounts. For the period ended December 31, 2013, fees paid to the Distributor under the Plan were $5,678.

The Fund’s shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the period ended December 31, 2013, sales charges received by the Distributor were $240,658. A contingent deferred sales charge of 1.00% may be imposed on redemptions of $1 million or more made within one year of purchase.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $3,500, $1,000 for each Board meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. The Company does not compensate the Officers for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the period ended December 31,

INCOME AND OPPORTUNITY FUND	15

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2013

2013, the Fund was allocated $112 of the Chief Compliance Officer’s salary.

Note 4 – Concentration and Other Risks

The Fund is non-diversified such that the Fund may invest a larger percentage of its assets in a given security than a diversified fund.

The Fund’s performance could be adversely affected by interest rate risk, which is the possibility that overall bond prices will decline because of rising interest rates. Interest rate risk is expected to be high for the Fund because it invests mainly in long-term bonds, whose prices are much more sensitive to interest fluctuations than are the prices of short-term bonds.

The Fund may be affected by credit risk, which is the possibility that the issuer of a bond will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. This risk may be greater to the extent that the Fund may invest in junk bonds.

The Fund may be affected by credit risk of lower grade securities, which is the possibility that municipal securities rated below investment grade, or unrated of similar quality, (frequently called “junk bonds”), may be subject to greater price fluctuations and risks of loss of income and principal than investment-grade municipal securities. Securities that are (or that have fallen) below investment-grade have a greater risk that the issuers may not meet their debt obligations. These types of securities are generally considered speculative in relation to the issuer’s ongoing ability to make principal and interest payments. During periods of rising interest rates or economic downturn, the trading market for these securities may not be active and may reduce the Fund’s ability to sell these securities at an acceptable price. If the issuer of securities is in default in payment of interest or principal, the Fund may lose its entire investment in those securities.

Other risks include income risk, liquidity risk, prepayment risk on collateralized mortgage obligations, municipal project specific risk, municipal lease obligation risk, zero coupon securities risk, market risk, manager risk, taxability risk, state-specific risk and exchange traded funds risk.

Note 5 – Federal Income Taxes

The tax character of distributions paid during the period ended December 31, 2013 were as follows:

Tax Basis Distributions

	Ordinary Income	Tax Exempt Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions
12/31/2013	$82,975	$—	$2,577	$30,823	$116,375

Distribution classifications may differ from the Statements of Changes in Net Assets as a result of the treatment of short-term capital gains as ordinary income for tax purposes.

As of December 31, 2013, the components of accumulated earnings (losses) for the Fund on a tax basis were as follows:

Unrealized depreciation	$(150,762)
Other accumulated losses	(6,750)

Total accumulated earnings (losses)	$(157,512)

16	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2013

Other accumulated losses consist of distribution payable of $6,750 not deducted for tax purposes.

At December 31, 2013, the Fund had no capital loss carryforwards and Deferred Post-October Losses.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for the period ended December 31, 2013, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6 – Reclassification

Permanent differences, incurred during the year ended December 31, 2013, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income and accumulated realized gain (loss) as follows:

Undistributed Net Investment Income	$1,642
Accumulated Net Realized Gain (Loss)	(1,642)

Note 7 – Line of Credit

During the fiscal year ended December 31, 2013, the Spirit of America Funds each respectively entered into an agreement with The Huntington National Bank, the custodian of the Funds’ investments, to open secured lines of credit, all expiring on May 27, 2014. Borrowing under this agreement bear interest at LIBOR plus 1.500%. Maximum borrowings for each Fund are lesser of $3,000,000 or 30% of the Fund’s daily market value.

Income and Opportunity Fund
Total available bank line of credit as of December 31, 2013	$2,199,848
Average borrowings during days outstanding	40,442
Number of days outstanding*	4
Average interest rate during period	1.680%
Highest balance drawn during period	76,663
Highest balance interest rate	1.695%
Interest rate at December 31, 2013	1.667%

*	Number of days outstanding represents the total days during the period ended December 31, 2013 that the Fund utilized the line of credit.

Note 8 – Other Matters

On May 7, 2010, William Mason, the Portfolio Manager for the Income and Opportunity Fund, and DLA, the Fund’s principal underwriter and distributor, each received a Notice of Complaint from the Department of Enforcement of the Financial Industry Regulatory Authority (“FINRA”) relating to Mr. Mason’s activities as head of the fixed income trading department of DLA and DLA’s activities as a municipal securities and collateralized mortgage obligations dealer. The Notice of Complaint alleged that each of Mr. Mason and DLA had violated certain NASD and Municipal Securities Rule Making Board fair pricing rules relating to the period January 1, 2005 through January 31, 2007. On April 4, 2012, a FINRA hearing panel issued a decision on this matter, finding that DLA willfully charged excessive markups on certain municipal bond and CMO transactions involving customers, and assessed monetary fines and other sanctions against DLA and Mr. Mason, including the suspension described below. Both DLA and Mr. Mason appealed the decision.

INCOME AND OPPORTUNITY FUND	17

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2013

On May 27, 2011, FINRA filed a complaint against DLA, the Fund’s principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). More specifically, FINRA alleged that DLA failed to conduct adequate due diligence, thereby leaving it without a reasonable basis for recommending customer purchases of Apple REIT, in addition to using false, exaggerated and misleading statements regarding the performance of earlier closed Apple REITs. In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securities. In January 2012, FINRA amended its complaint to add David Lerner as an individual respondent and alleged violations of Section 17(a) of the Securities Act of 1933, as amended, including allegations of false, exaggerated and misleading communications to the public, through customer correspondence and investment seminars, about the investment returns, market values, performance of earlier closed Apple REITs as well as allegations of untrue statements and/or omitted material facts concerning the prior performance, steady distribution rates, unchanging valuations, and prospects of the earlier closed Apple REITS and/or Apple REIT. On October 22, 2012, DLA, Mr. Lerner and Mr. Mason settled all of the foregoing FINRA investigations and actions involving Apple REIT securities and municipal bond and collateralized mortgage obligation pricing. Without admitting or denying the allegations, in connection with the settlement, DLA, Mr. Lerner and Mr. Mason each agreed, among other things, to pay a fine; and Mr. Lerner agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of one year and in any principal capacity for a period of two years, in each case beginning on November 19, 2012; and Mr. Mason agreed to a suspension from affiliation with any FINRA member, including DLA, in any capacity for a period of six months, which suspension ended on June 16, 2013. The fines and suspensions do not involve any of the Funds or the Adviser. On April 3, 2013, the class action complaints were dismissed, with prejudice, in their entirety. On April 12, 2013, plaintiffs filed a notice of appeal of the class action dismissal. DLA expects the Court of Appeals of the Second Circuit to affirm the dismissal although there cannot be any assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of their claims against DLA and/or David Lerner that such outcome would not materially affect DLA’s ability to act as the Fund’s principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Neither the Adviser nor any of the Funds was a party to any of the investigations or actions listed in this section.

Note 9 – Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no events that require recognition or disclosure in the financial statements.

Tax Information (Unaudited)

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Dividend Income

For the year ended December 31, 2013, 24.38% of the distributions paid by the Fund from ordinary income qualifies for a reduced tax rate pursuant to The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Dividends Received Deduction

For the year ended December 31, 2013, 31.38% of the ordinary income distribution qualifies for the Dividends Received Deduction available to corporations.

18	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)	DECEMBER 31, 2013

Qualified Interest Income

For the year ended December 31, 2013, 45.10% of the distributions paid by the Fund from ordinary income are designated as qualified interest income pursuant to The American Jobs Creation Act of 2004.

Qualified Short-Term Capital Gain Dividends

The Fund designates $8,551 as short-term capital gain distributions pursuant to section 871(k)(2) of the Internal Revenue Code for the year ended December 31, 2013.

Long-Term Capital Gain Dividends

The Fund designates $2,577 as long-term capital gain distributions pursuant to section 852(b)(3) of the Internal Revenue Code for the year ended December 31, 2013.

INCOME AND OPPORTUNITY FUND	19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Spirit of America Income and Opportunity Fund and Board of Directors Spirit of America Investment Fund, Inc.

Syosset, New York

We have audited the accompanying statement of assets and liabilities of the Spirit of America Income and Opportunity Fund (the “Fund”), a series of shares of beneficial interest in Spirit of America Investment Fund, Inc., including the schedule of investments as of December 31, 2013, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period July 8, 2013 (commencement of operations) through December 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Spirit of America Income and Opportunity Fund as of December 31, 2013, the results of its operations, the changes in its net assets and the financial highlights, for the period July 8, 2013 (Commencement of operations) through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 26, 2014

20	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT	DECEMBER 31, 2013

Approval of the Investment Advisory Agreement (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that the continuance of a registered management investment company’s investment advisory agreement be approved annually by both the board of directors and also by a majority of its directors who are not parties to the investment advisory agreement or “interested persons” (as defined by the 1940 Act) of any such party (the “Independent Directors”). At a meeting held on December 3, 2013, the Board of Directors (the “Board” or “Directors”) of Spirit of America Investment Fund, Inc. (the “Company”) met in person (the “Meeting”) to, among other things, consider the approval of the Investment Advisory Agreement (the “Advisory Agreement”) by and between Spirit of America Management Corp. (the “Adviser”) and the Company, on behalf of Spirit of America Real Estate Income and Growth Fund, Spirit of America Large Cap Value Fund, Spirit of America High Yield Tax Free Bond Fund, Spirit of America Income Fund, and Spirit of America Income & Opportunity Fund (collectively, the “Funds”). At the Meeting, the Board including the Independent Directors, voting separately approved the Advisory Agreement after determining that the Adviser’s compensation, pursuant to the terms of the Advisory Agreement, would be fair and reasonable and concluded that the approval of the Advisory Agreement would be in the best interest of the Funds’ shareholders. The Board’s approval was based on consideration and evaluation of the information and material provided to the Board and a variety of specific factors discussed at the Meeting and at prior meetings of the Board, including the factors described below.

As part of the approval process and oversight of the advisory relationship, counsel to the Independent Directors (“Independent Counsel”) sent an information request letter to the Adviser seeking certain relevant information and the Directors received, for their review in advance of the Meeting, the Adviser’s responses. In addition, the Directors were provided with the opportunity to request additional materials. In advance of the Meeting, the Board including the Independent Directors, requested and received materials provided by the Adviser and Independent Counsel, including, among other things, the following: (i) Independent Counsel’s 15c questionnaire and the responses provided by the Adviser; (ii) comparative information on the investment performance of the Funds, relevant indices and Lipper category peer funds as of September 30, 2013 in the form of reports generated by Strategic Insight Simfund/MF Desktop; (iii) graphs of fee comparisons for the minimum fee, maximum fee, average fee and median fee in the form of reports generated by the Funds’ administrator; (iv) graphs of performance comparisons for the minimum performing fund, the maximum performing fund, average performing fund and median performing fund for the one year, three years, five years and since inception time periods in the form of reports generated by the Funds’ administrator; (v) arrangements with respect to the distribution of the Funds’ shares; (vi) the allocation of the Funds’ brokerage, the record of compliance with the Funds’ investment policies and restrictions and with the Funds’ Code of Ethics and the structure and responsibilities of the Adviser’s compliance departments; (vi) the profitability of the Funds’ investment advisory business to the Adviser taking into account both advisory fees and any other potential direct or indirect benefits; (vii) the Form ADV of the Adviser; and (viii) a memorandum from Independent Counsel regarding the responsibilities of the Independent Directors related to the approval of the Investment Advisory Agreement.

In evaluating the Investment Advisory Agreement, the Board, including the

INCOME AND OPPORTUNITY FUND	21

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2013

Independent Directors, requested, reviewed and considered materials furnished by the Adviser and questioned personnel of the Adviser, including the Funds’ portfolio managers, regarding, among other things, the personnel, each Fund’s performance, operations and financial condition of the Adviser. Among other information, the Board, including the Independent Directors, requested and was provided information regarding:

•	The investment performance of each Fund over various time periods both by itself and in relation to relevant indices;

•	The fees charged by the Adviser for investment advisory services, as well as the compensation received by the Adviser and its affiliates;

•	The waivers of fees and reimbursements of expenses at times by the Adviser under the Operating Expenses Agreement;

•	The investment performance, fees and total expenses of mutual funds with similar objectives and strategies managed by other investment advisers;

•

The investment management staffing and the experience of the investment advisory, administrative and other personnel providing services to the Funds and the historical quality of the services provided by the Adviser; and

•

The profitability to the Adviser of managing and its affiliate distributing the Funds and the methodology in allocating expenses to the management of the Funds, and a verbal update of balance sheet information for a more recent period than December 31, 2012.

At the Meeting, Independent Counsel also referred to the Gartenberg Memorandum which had been distributed to each Director in advance of the Meeting, outlining the legal standards applicable to the Independent Directors under the 1940 Act with respect to the approval of the continuation of the Investment Advisory Agreement on behalf of each of the Funds. In addition, the Independent Directors met at length with Independent Counsel in executive session, outside the presence of Company management, to discuss the materials provided by the Adviser and to consider any additional questions they had of the Adviser.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the continuation of the Investment Advisory Agreement:

1. Nature, Extent, and Quality of Services.

The Board, including the Independent Directors, considered the nature, quality and extent of advisory, administrative and shareholder services performed by the Adviser, including: regulatory filings and disclosure to shareholders, general oversight of the service providers, coordination of Fund marketing initiatives, review of Fund legal issues, assisting the Board, including the Independent Directors, in their capacity as directors and other services. The Board, including the Independent Directors, noted the increased responsibilities of the Adviser in response to an increasingly regulated industry. The Board, including the Independent Directors, concluded that the services are extensive in nature, that the Adviser delivered a high level of service to each Fund and that the Adviser is positioned to continue providing such quality of service in the future.

2. Investment Performance of the Funds and the Adviser.

The Board, including the Independent Directors, considered short-term and long-term investment performance for the Funds over various periods of time as compared to

22	SPIRIT OF AMERICA

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2013

both relevant indices and the performance of such Funds’ peer groups, and concluded that each Fund was delivering reasonable performance results, especially over the long-term, consistent with the conservative investment strategies that the Funds pursue.

3. Costs of Services and Profits Realized by the Adviser.

a. The Board, including the Independent Directors, considered the information provided by Strategic Insight Simfund/MF Desktop, as well as the comparative graphs provided by HASI, regarding each Fund’s management fee rate and overall expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by the Adviser to other accounts. The Board viewed favorably the current and historic willingness of the Adviser to limit the overall expense ratios of the Funds. Recognizing that the fees paid by the Funds were higher than some of the comparable funds and higher than the medians in their peer groups, the Board nonetheless noted that the fees were still close enough to the median and that several peer funds had higher fees. The Board noted that although higher, the fees were not unreasonable.

b. Profitability and Costs of Services to the Adviser. The Board, including the Independent Directors, considered estimates of the Adviser’s profitability and costs attributable to the Funds. The Board recognized that increased fixed costs, particularly legal and audit fees in response to increasing regulations, have a greater impact on small fund families, such as the Funds, than on larger fund complexes. Given this, the Board recognized that the Funds’ overall expenses compare unfavorably to some funds identified as peers. The Board also considered whether the amount of the Adviser’s profit is a fair profit for the management of the Funds and noted that the Adviser has devoted a large amount of its resources into the Funds over the years. The Board noted that the profitability as stated by the Adviser for 2013 was considerably higher than previous years. Mr. Chodosh explained that the expense sharing arrangement between the Adviser and DLA had changed as a result of the FINRA complaint, although DLA was not required to do so with respect to the Adviser. The modified expense sharing arrangement excluded many soft costs that were previously included. He further reported that the fund by fund expense analysis is the same as previous years. The Board, including the Independent Directors, concluded that the Adviser’s profitability was at a fair and acceptable level, particularly in light of the quality of the services being provided to the Funds, and bore a reasonable relationship to the services rendered. Mr. Chodosh added that he would provide the Board with a restatement of the profitability based on the expense sharing arrangements in place for 2012 which would make the profitability lower for 2013, and more in line with previous years.

4. Extent of Economies of Scale as the Funds Grow.

The Board, including the Independent Directors, considered whether there have been economies of scale with respect to the management of the Funds and whether the Funds have appropriately benefited from any economies of scale. Given the size of each Fund, the Board did not believe that significant (if any) economies of scale have been achieved at this time.

5. Whether Fee Levels Reflect Economies of Scale.

The Board took into consideration that the Adviser does not currently offer breakpoints in its fees that would otherwise allow investors to benefit directly from economies of scale in the form of lower fees as fund assets grow. However, the Board, including the Independent

INCOME AND OPPORTUNITY FUND	23

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT (CONT.)	DECEMBER 31, 2013

Directors, did consider enhancements in personnel and services provided to the Funds by the Adviser, without an increase in fees. The Board also noted that few of the Funds’ peers offered breakpoints despite having significantly more assets under management. The Board stated that they would continue to review this in future years as the Funds’ assets grow.

6. Other Relevant Considerations.

a. Personnel and Methods. The Board, including the Independent Directors, reviewed the Adviser’s Form ADV and questioned the Adviser regarding the size, education and experience of the staff of the Adviser, its fundamental research capabilities, approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that these enable them to provide a high level of service to the Funds. The Board also considered the history, reputation, qualifications and background of the Adviser as well as the qualifications of its personnel.

b. The Board, including the Independent Directors, also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Funds, including the benefits received by the affiliated distributor. The Board concluded that potential “fall-out”

benefits that the Adviser and its affiliates may receive, such as greater name recognition or increased ability to obtain research services (although the Board noted that the Adviser currently does not use soft dollars to obtain research services), appear to be reasonable, and may in some cases benefit the Funds.

Conclusions. The Board, including the Independent Directors, did not identify any factor as all-important or all-controlling and instead considered the above listed and other factors collectively in light of the Funds’ surrounding circumstances. Each Independent Director gave the weight to each factor that he deemed appropriate in his own judgment. The Independent Directors considered the renewal of the Investment Advisory Agreement on a Fund-by-Fund basis and determined that the renewal of the Investment Advisory Agreement was in the best interests of the shareholders of each Fund. The Independent Directors also determined that the fees charged to each Fund for the services provided were reasonable. Therefore, the Board, including the Independent Directors, determined that continuation of the Investment Advisory Agreement was in the best interests of each Fund.

24	SPIRIT OF AMERICA

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling 516-390-5565.

Name, (Age) and Address[1] Position(s) with the Company	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

INTERESTED DIRECTORS
David Lerner[3] (77) Director, Chairman of the Board, President	Since 1998	Founder of David Lerner Associates, Inc. and President until November 19, 2012. David Lerner Associates, Inc., is a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	5	Director of Spirit of America Management Corp., the Company’s investment adviser; Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

Daniel Lerner[3] (52) Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	5	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.

INDEPENDENT DIRECTORS
Allen Kaufman (77) Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.[4]	5	Directorof K.G.K. Agency, Inc., a property and casualty insurance agency.

Stanley S. Thune (77) Lead Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	5	Director of Freight Management Systems, Inc.

Richard Weinberger (77) Director	Since 2005	Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, since January 2005 to March 2011; Shareholder, Ballon Stoll Bader & Nadler, P.C., January 2000 to December 2004.	5	None.

OFFICERS
David Lerner President (see biography above)

Alan P. Chodosh (60) Treasurer and Secretary	Since 2003 (Treasurer) Since 2005 (Secretary)	Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. since June 1999.	N/A	N/A

Joseph Pickard (53) Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to the Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

1	All addresses are in c/o Spirit of America Investment Fund, Inc., 477 Jericho Turnpike, Syosset, New York 11791.

2	Each Director serves for an indefinite term, until his successor is elected.

3	David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser, and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.

4	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” Director because the insurance services are less than $120,000 in value.

INCOME AND OPPORTUNITY FUND	25

Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America Income & Opportunity Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30, are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Information on Form N-Q

The Company will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Company’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0030.

Investment Adviser

Spirit of America Management Corp.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Distributor

David Lerner Associates, Inc.

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

Shareholder Services

Huntington Asset Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

Custodian

The Huntington National Bank

7 Easton Oval

Columbus, OH 43219

Independent Registered Public Accounting Firm

Tait Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103

Counsel

Blank Rome LLP

405 Lexington Avenue

New York, NY 10174

For additional information about the Spirit of America Income and Opportunity Fund, call (800) 452-4892 or (610) 382-7819.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, risks, policies, expenses, and other information.

©Copyright 2014 Spirit of America        SOAIO-AR13

Item 2.	Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

(f) The registrant has included a copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. This code of ethics is included as an Exhibit on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is William H. Zimmer III, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2013: $95,600

Fiscal year ended 2012: $72,800

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2013: $0

Fiscal year ended 2012: $0

Fees for 2013 and 2012 related to the agreed-upon review of items within the Management’s Discussion of Fund Performance sections of the Funds’ Form N-CSR filing. Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2013: $42,000

Fiscal year ended 2012: $0

Fees for 2012 and 2011 related to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2013: $0

Fiscal year ended 2012: $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X

Pre-Approval of Audit and Permitted Non-Audit Services Provided to the Company

Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefor. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section (B) shall be presented to the full Committee at each of its scheduled meetings.

De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:

a.	the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

c.	such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended December 31, 2013 and December 31, 2012 are $0 and $0, respectively

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

(a) Not applicable.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Spirit of America Funds, Inc.

By (Signature and Title)*	/s/ David Lerner
David Lerner, Principal Executive Officer

Date 3/7/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David Lerner
David Lerner, Principal Executive Officer

Date 3/7/14

By (Signature and Title)*	/s/ Alan P. Chodosh
Alan P. Chodosh, Principal Financial Officer

Date 3/7/14